THE QUAKER[REGISTERED] FUNDS



                               [GRAPHIC OMITTED}



                                 ANNUAL REPORT


                                 JUNE 30, 2002


                              THE QUAKER[REGISTERED] FUNDS
                                800 o 220 o 8888
                           HTTP://WWW.QUAKERFUNDS.COM


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                                                                   June 30, 2002

DEAR FELLOW SHAREHOLDER:

     This has been a year of great change at the Quaker Funds, almost all of it positive. During the past year:

     o Total assets in the Quaker Funds grew from approximately $150 million to approximately $265 million, despite the horrible events of September 11 and one of the worst performing markets in decades.

     o The Quaker Aggressive Growth Fund earned Morningstar's highest rating (Five Stars) yet again;

     o Quaker engaged a new transfer agent, fund accountant and administrator, Citco-Quaker Fund Services, Inc., which significantly enhanced our back office customer support capabilities; and

     o As a result of the continuing efforts of Quaker Funds, Inc., our Fund Manager, over one-hundred twenty broker/dealers nationwide have signed on to sell our Funds;

     We are greatly pleased that our philosophy of hiring entrepreneurial money managers to manage the day-to-day investment portfolios of our Funds has met with the approval of so many new shareholders. We will continue to seek out the best and brightest managers, offer them funds that fit within their special talents, and support them in any way possible.

     Each of our managers has included a short review of their Fund's performance for the past year, and their prognosis for the future. Please take the time to read their thoughts. As always, we thank you for your investment in our Funds and your continued faith in our philosophy.

                                            Sincerely,




                                            /s/ Jeffry H. King, Sr.
                                            ------------------------------------
                                            Jeffry H. King, Sr.

                                            Chairman of the Board of Trustees

                                                                   June 30, 2002

DEAR FELLOW QUAKER CORE EQUITY FUND SHAREHOLDER:

   For the fiscal year ended June 30, 2002 your Fund's total return for Class I shares was -22.57% vs. a -17.99% total return for the S&P 500[Registered] Index over the same period. Overall, corporate profits remained lackluster and investor pessimism rose from accounting irregularities that ranged from Enron to Tyco and most recently Worldcom. This coupled with heightened fears of additional terrorist attacks created an unstable backdrop for equities. Investors preferred earnings visibility over earnings growth as seen by the strong performance of consumer staples, which was the only sector in the large capitalization growth universe to achieve a positive return.

     With this as a backdrop, we expect your Fund's bias towards higher financial quality stocks with reasonable valuations respective to their long-term earnings growth to be handsomely rewarded. For the fiscal year, strong stock selection drove the majority of our performance especially within the Consumer Discretionary, Health Care and Industrial sectors. Retailers, Health Maintenance Organizations (HMO's), Hospital and Defense stocks within your Portfolio excelled.

     Interestingly, the market was especially punishing to large capitalization Pharmaceutical stocks that normally benefit from a flight to safety. Major Pharmaceutical companies are facing a bevy of challenges including high generic exposure, poor product pipelines and manufacturing issues. As a result, your Portfolio continues to underweight Pharmaceuticals. Your Portfolio also remains conservatively positioned in Technology where the fundamental problem of overcapacity persists. Exposure within this sector remains with companies that have bulletproof balance sheets and the ability to capture market share in this difficult macro environment. Microsoft, Intel, Dell Computer and Cisco Systems continue to be our largest Technology holdings. Going forward, look for your Portfolio to increase its exposure to Industrial companies that will benefit from an economic resurgence. Valuations in the Specialty Chemicals, Railroads and Aerospace/Defense industries are more attractive than the Technology sector and will benefit from operating leverage gains once end demand strengthens. Look for earnings growth to reaccelerate as the year progresses, if only for the fact that comparisons become easier during the second half of the year. In the meantime, your Portfolio will continue to be positioned in companies exhibiting high degrees of financial quality selling at reasonable price-earning valuations.

                                            Respectfully submitted,


                                            /s/ John Geewax

                                            /s/ Bruce Terker
                                            -----------------------------------
                                            John Geewax, Bruce Terker

                                            Geewax, Terker & Co.

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                                                                   June 30, 2002

DEAR FELLOW AGGRESSIVE GROWTH FUND SHAREHOLDER:

     For the fiscal year ending June 2002, the Quaker Aggressive Growth Fund Class A had a -14.03% return versus a -17.99% return for the S&P 500 Index.

     The fiscal year began with continued weakness in the economy and a gradually eroding stock market over the summer of 2001. The tragic events of September 11 exacerbated the decline in the stock market. In response to the economic repercussions caused by the terrorist attacks, the Federal Reserve made some rapid-fire interest rate cuts bringing about a sharp recovery that began in the second fiscal quarter. Unfortunately, the recovery slowed and eventually reversed in the third and fourth fiscal quarters as continued economic weakness and assorted corporate accounting scandals pummeled the equity markets. The S&P 500 Index was down 13.16% for the six months ending June 30, 2002.

     There is no doubt that we are in the midst of a prolonged bear market in equities that is a consequence of the bursting of the stock market bubble in early 2000. Navigating in a post-bubble economy is extremely treacherous. Many seasoned investors have been fooled by the lows that were set in the market in September 2001 and February 2002, lows that were subsequently breached dramatically.

     In this post-bubble environment, we have been cautious and have attempted to preserve capital for our shareholders. We are not going to forecast when the market will recover: all we can say that IN TIME IT WILL RECOVER. And it will take time to clear the excesses in the system, in capacity, in consumption and in debt that were created in the late 1990s.

     We believe that the Fund is uniquely positioned to take advantage of the post-bubble environment. We have a flexible investment philosophy that can take advantage of the "values" that will be created in stocks as (still high) equity valuations dissipate. We also have a limited authority to "short-sell" equities in the Fund, which allows us to bet against promotional management teams and shady accounting practices, and we can use cash to protect us against capital loss.

     In closing, we would like to highlight some favorable coverage that the Fund continued to receive from the financial press during the year. We were ranked highly (#13th) in Barron's Annual Survey of the Top 100 Mutual Fund Managers, which was published in July 2002. Business Week gave the Fund an "A" rating based on its five-year performance and risk level. And finally, The Wall Street Journal, The New York Times and Investor's Business Daily also ranked the Fund as the 5-Year performance leader in its category.

     We thank you for your continued support and confidence.

                                            Respectfully submitted,




                                            /s/ Manu P. Daftary
                                            -----------------------------------
                                            Manu P. Daftary

                                            Portfolio Manager
                                            Quaker Funds, Inc.

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                                                                   June 30, 2002

DEAR FELLOW QUAKER MID-CAP VALUE FUND SHAREHOLDER:

     For the twelve months ended June 30, 2002, the Quaker Mid-Cap Value Fund Class I shares provided a 6.58% return and outperformed the benchmark Russell Midcap Value Index, which returned 1.92% during the same period. During the past year, varied holdings in the portfolio contributed to the strong results. Stock selection in the health care sector made a positive impact due to the favorable performance of Aetna, the largest holding in the Fund. Our patience in the stock was handsomely rewarded over the past year as the new management team began to execute their game plan to improve profitability. Select holdings in food processing and specialty finance also made a positive contribution. More recent investments in undervalued telecommunications, energy and semiconductor-related issues impaired performance of the Fund. We believe these early-stage opportunities continue to offer attractive longer-term investment potential.

     As a value manager, we capitalize on situations where investors have overreacted to a company's present problems and distress, while we look ahead and see a reasonable opportunity for the firm to improve its fortunes and restore its profitability. The Fund's portfolio is positioned to benefit from the continued global economic recovery. Many cyclical companies during the past recession were squeezed in the grip of a harsh downturn, and their stock prices came under severe pressure. However, the painful period of restructuring and industry consolidation that they endured has enhanced their future earnings growth potential. As a result, the Fund has significant exposure to economically sensitive industries. During the past year, we trimmed our investments in financials when selected insurance and savings & loan issues met our return expectations and price targets.

     We expect the manufacturing sector to play a bigger role in the next stage of the U.S. economic expansion, and we have oriented the Fund's portfolio accordingly. Fueled by low interest rates, lower taxes and a robust housing market, consumer spending softened the blow from last year's recession and carried us into the early leg of the recovery. Manufacturing should bear its share of the load from here, as depleted business inventories are restocked, capital spending purse strings are gradually loosened, and export sales accelerate due to the cheaper dollar. During the fiscal year we significantly trimmed the Fund's exposure in the financial sector. Selected insurance and savings & loan issues had met our return expectations and price targets. The portfolio is now measurably underweighted in financials versus the benchmark.

     The largest increase in exposure has been in the energy sector, where our research effort uncovered promising opportunities in domestic natural gas stocks. As a result of the collapse in gas prices in 2001, natural gas exploration and production is currently in decline, with hundreds of rigs taken out of production. At the same time, the intermediate-term demand for natural gas is favorable as the U.S. economy grows, new gas-heated houses are constructed and new gas-fired generating capacity comes on line. The seeds have been sown to turn the persistent natural gas surplus into an eventual shortage. We expect gas prices to resume an upward trend, and the earnings and stock prices of our investments should eventually follow suit. The technology sector weighting also increased during the period from investments in semiconductor-related issues. Weak demand, excess inventories, a glut of new capacity and global recession sent the industry into its worst downturn ever in 2001. We viewed this situation as a timely opportunity to invest near the bottom of the cycle at attractive valuations.

     We appreciate the confidence that you have placed in us.

                                            Respectfully submitted,



                                            /s/ Arnold Schneider
                                            -----------------------------------
                                            Arnold Schneider

                                            Schneider Capital Management

                                                                   June 30, 2002

DEAR FELLOW QUAKER SMALL-CAP VALUE FUND SHAREHOLDER:

     The Quaker Small-Cap Value Fund had a relatively great year. The operative word is "relatively."

     Our official benchmark is the Russell 2000 Index, a broad-based cross-section of the entire U.S. small-cap market. It holds value stocks as well as growth stocks. The Index experienced a total return of -8.6% during the 12 months to June 30, 2002. The Index's growth stocks were responsible for the negative returns.

     Our Fund, on the other hand, holds primarily value stocks, which did considerably better than growth stocks (for the second year in a row). So, the Fund's return, +0.73%, is relatively superior to its benchmark by a whopping 9.33%, almost entirely because of its value orientation. (N.B. -- Fund shareholders paid a premium performance-based fee because of this relative performance.)

     At ARONSON+PARTNERS, our long-run expectations are to better our benchmark by 3% per year. Even better relative returns can occur (such as last year), and there will be unavoidable periods of subpar returns (such as -- gulp -- 1999). In any event, we make every effort to outperform our benchmark by sticking to our value-oriented investment philosophy and disciplined investment process.


                                       /s/ Ted Aronson

                                       /s/ Kevin Johnson

                                       /s/ Martha Ortiz
                                       ----------------------------------------
                                       Ted Aronson, Kevin Johnson, Martha Ortiz
                                       ARONSON+PARTNERS
                                       Portfolio Management Team

                                                                   June 30, 2002

DEAR FELLOW QUAKER SMALL-CAP GROWTH FUND SHAREHOLDER:

     For the fiscal year ended June 30, 2002 your Portfolio's total return for Class I shares was -12.99% vs. -8.60% total return for the Russell 2000 Index during the same period. Overall, corporate profits remained lackluster and investor pessimism rose from accounting irregularities that ranged from Enron to Tyco and most recently Worldcom. This coupled with heightened fears of additional terrorist attacks created an unstable backdrop for equities. Investors preferred earnings visibility over earnings growth as seen by the strong performance of Consumer Staples which along with Consumer Discretionary stocks were the only sectors in the Small Capitalization Growth universe to achieve positive returns.

     For the fiscal year, strong stock selection drove the majority of your Fund's performance especially within the Consumer Discretionary, Health Care and Technology sectors. Retailers, Drug Distributors, Hospital and IT consulting stocks within your Portfolio excelled. The largest overweight in your Portfolio continues to be in the Consumer Discretionary sector where below market price-earnings ratios and strong earnings visibility are available.

     Your Portfolio remains conservatively positioned in Technology where the fundamental problem of overcapacity persists. Exposure within this sector remains with companies that have the ability to capture market share and pricing power in this difficult macro environment. Going forward, look for your Portfolio to increase its exposure to Industrial companies that will benefit from an economic resurgence. Look for earnings growth to reaccelerate as the year progresses if only for the fact that comparisons become easier during the second half of the year. In the meantime, your Portfolio will continue to be positioned in companies exhibiting high degrees of financial quality selling at reasonable price-earning valuations.

                                            Respectfully submitted,



                                            /s/ John Geewax

                                            /s/ Bruce Terker
                                            -----------------------------------
                                            John Geewax, Bruce Terker
                                            Geewax, Terker & Co.

                                                                   June 30, 2002

DEAR FELLOW QUAKER FUND SHAREHOLDERS:

QUAKER FIXED INCOME FUND
------------------------

     The total return for the Quaker Fixed Income Fund's Class "I" shares was +9.23% for the Fund's fiscal year ended June 30, 2002, as compared to the Salomon Brothers Broad Investment Grade Bond Index of +8.50% over the same period, outperforming it by 0.73%. We were encouraged to have beaten the Fund's performance benchmark index during a period of massive dislocations in all parts of the bond market, many of which were a result of the September 11th events.

     Looking forward, we are forecasting very favorable economic trends that will continue to positively impact our Investment Grade Fixed Income Fund. Currently, we expect that stocks and bonds will both perform about the same (6-8 percent) in returns over the next twelve months.

     We are very excited about the prospects for the Fund over the next year, and we thank you for your continued support and faith in our investment.

QUAKER HIGH YIELD FUND
----------------------

     The total return for the Quaker High Yield Fund Class "I" shares was impacted in the third quarter 2001 by the events of September 11th and the general decline of the securities market. The total return for the Quaker High Yield Fund's Class "I" shares was -15.08% for the Fund's fiscal year ended June 30, 2002, as compared to the -3.56% decline in the Lehman U.S. Corp. High Yield index, the Fund's performance benchmark, over the same time period. The high yield market traded in a similar manner to the broad equity market in both the fourth quarter of 2001 and the first quarter of 2002. A number of events then arose, such as the deterioration of WorldCom and a drop in technology companies' securities. These materially impacted returns.

     Though the investment environment has been less than pleasant, we believe that the year's past events have "changed" the business environment, with its higher levels of corporate scrutiny, and are setting the stage for a rebound in economy activity that will favorably impact the High Yield Fund.

     We feel that the coming year's prospects are promising, and we are grateful for your sustained confidence in our investment.

                                            Respectfully submitted,




                                            /s/ Jeff Rollert
                                            -----------------------------------
                                            Jeff Rollert

                                            ALM Advisors

                                                                   June 30, 2002

DEAR FELLOW QUAKER LONG BOW SCIENCE & TECHNOLOGY FUND SHAREHOLDER:

     Beset by a confluence of negative factors, the U.S. equity markets went into a deep dive in late May, 2002. By the end of June, 2002, the Standard and Poors 500 had lost 13.16% for the first half of the year. The fallout of corporate scandals went far and wide, and together with the fear of a sputtering U.S. economy and a dwindling Dollar, the crisis of confidence sent equity shares into free fall.

     Technology shares have been particularly hard hit. Corporate capital spending has been drastically curtailed, as executives struggle to restore profitability. However, we are hopeful that the worst technology recession in recent decades is coming to an end. With interest rate and inflation at record lows, consumer spending has remained robust. For instance, sales of console games and software have reached record highs. In many sectors, excess inventories have gradually been worked down, prompting a wave of re-stocking, albeit cautious.

     The recovery in share prices will likely be gradual in the near-term but will likely begin to accelerate in the second quarter of next year as corporate profits start to trend up. For now, share prices for science and technology companies are very depressed as investors have run for the exit. In quite a number of cases, science and technology company stocks are trading close to book value or cash holdings of the companies, leaving very little market valuation to the underlying business. Just like the bubbling prices in the late 90s that were unsustainable, the imploding prices now will likely not last. For patient investors like us, it is time to feast.

                                            Yours truly,



                                            /s/ Alexander C. Cheung
                                            ------------------------------------
                                            Alexander C. Cheung, CFA

                                            Long Bow Capital Management
                                            King of Prussia, PA

                                                                   June 30, 2002

DEAR FELLOW QUAKER CAPITAL OPPORTUNITIES FUND SHAREHOLDER:

   As most of you know, the stock market had a dreadful second quarter. Moreover, it also had one of the worst first half's since WWII. During the 2nd quarter of this year, the S&P 500[Registered] Index, your Fund's performance comparison benchmark, fell 13.4%. We are pleased to report that your Fund outperformed the Index over that same time period, decreasing only by 7.82%.

     The strategy that produced these results focused on defensive holdings, some high divided paying issues and the avoidance of Tech stocks. The recent continuation of the stock market's decline, now in excess of 27 months, represents a marked departure from any post-WWII economic recovery. Moreover, it represents a marked departure from any past Fed easing. These factors prompted us to take more defensive measures recently.

     We thought readers would benefit from a review of our current economic forecast and investment analysis. While the Federal Reserve has created a foundation that can support a sustained business recovery, there are three major
----------
"hurdles" that need to be successfully surmounted. First, stock market valuations are still high relative to earnings recovery prospects. If investors' confidence -- heavily linked to consumer confidence -- doesn't improve, the stock market's decline will "feedback" into negative economic consequences, creating the possibility of a "double-dip" recession. Second, the Dollar has topped and may be in the early stages of a multi-year bear market. If so, this
                                                                   -----
would encourage foreigners to withdraw funds from our markets, hurting both bond and stock prices. We believe there is little that can be done to stop the decline of our overvalued currency, since our ongoing trade deficit amounts to almost $500 billion dollars annually. Our final concern involves the yield spreads between riskless U.S. Treasuries and (less-than-investment grade) junk bonds. These yield spreads continue to widen, causing severe distress to companies who need to borrow funds to avoid a liquidity crisis, but which are not credit-worthy enough to borrow at more favorable rates. This is a tough "hurdle" to overcome since easy money alone is not the solution.

     On the brighter side of the picture, we believe the Fed will not raise interest rates this year. The Administration has turned the budget surplus into a $200 billion deficit, the effects of which are stimulative to the overall economy. Additionally, no one benefits from an ongoing bear market, so the policymakers will be forced to do something if things don't improve. Instead, we will maintain our defensive investment stance and take more protective measures when warranted. We believe the most prudent policy in dealing with a very
                ---------------------------------------------------------
oversold market is to not to panic. We remain risk-averse.
----------------------------------

   We believe our investment performance thus far has been due to our ability to accurately forecast the large, macro-economic factors. Our success in forecasting trouble ahead of time has helped us to avoid many of the negative outcomes experienced by our competitors. Likewise, it will be our ability to foresee the potential recovery in profits before it is evident that will allow
                                  -------
your Fund to realize the upside potential when the turn comes. We hope you recognize that we are very different in our approach than most money managers. Let us close by welcoming our new clients and stating that we truly appreciate your support and continued confidence in our abilities.

                                    Respectfully submitted,


                                    /s/ Charles Knott

                                    /s/ Michael Barron

                                    /s/ Warren Stone
                                    -------------------------------------------
                                    Charles Knott, Michael Barron, Warren Stone

                                    Knott Capital Management

                                                                   June 30, 2002

DEAR FELLOW GEEWAX TERKER CORE VALUE FUND SHAREHOLDER:

     Since your Fund's inception on March 31, 2002 through its fiscal year ended June 30, 2002, Class A shares of your Port- folio outperformed the Russell 1000 Index (28.02% vs. 213.46%) gross of fees. Overall, corporate profits remained lackluster and investor pessimism rose from accounting irregularities that ranged from Enron to Tyco and most recently Worldcom. This coupled with heightened fears of additional terrorist attacks created an unstable backdrop for equities. Large Capitalization Value stocks held up much stronger than Growth stocks during the second quarter, outperforming them by ten percent. Stocks with old-fashioned metrics of low price/earnings ratios and high dividend yields outperformed.

     With this as a backdrop, your Portfolio's bias towards higher financial quality stocks with reasonable valuations respective to their long-term earnings growth was rewarded. For the fiscal year, strong stock selection, especially within the Consumer Discretionary and Consumer Staples sectors, drove the majority of your Fund's outperformance. Retailers, Household Product and Food stocks within your Portfolio also excelled. The largest overweight in your Portfolio is the Consumer Discretionary sector where below market price-earnings ratios and strong earnings visibility are available. Your Portfolio is underweight in Financials. This is mostly derived from our underweight of the capital market sensitive Money Center banks and Brokerage firms. In their place, your Portfolio is positioned in the Government Sponsored Enterprises such as Fannie Mae and Freddie Mac, which have dominant franchises at attractive valuations. Within the Health Care sector, Health Maintenance Organizations
(HMOs) and select Pharmaceuticals are the focus. HMOs are experiencing a strong pricing environment and accelerating margins, while Pharmaceuticals such as Pharmacia have gotten cheap relative to their long-term earnings potential. Going forward, look for your Portfolio to continue its focus on companies exhibiting high degrees of financial quality with reasonable price-earning valuations.

     As we enter the third quarter, economic data continues to point toward a second half economic recovery. To date, the strength of the consumer and housing market has muted the impact of the recession. Look for additional signs of economic strength in manufacturing to provide support to the stock market. We look forward to reporting continued outperformance for the next fiscal year. In the meantime, thank you for your confidence.

                                            Respectfully submitted,





                                            /s/ John Geewax

                                            /s/ Bruce Terker
                                            ------------------------------------
                                            John Geewax, Bruce Terker

                                            Geewax, Terker & Co.

                             QUAKER CORE EQUITY FUND

                     PERFORMANCE UPDATE--$10,000 INVESTMENT
       FOR THE PERIOD FROM NOVEMBER 25, 1996 (COMMENCEMENT OF OPERATIONS)
                                TO JUNE 30, 2002




                               [GRAPHIC OMITTED]





                        AVERAGE ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------
                                                    Commencement of operations
                                1 Year                  through 6/30/02
                      with sales    without sales   with sales    without sales
                        charge         charge         charge         charge
--------------------------------------------------------------------------------
Class A                (27.01)%       (22.76)%        (0.24)%         0.78%

Class B                (27.18)%       (23.35)%       (30.20)%       (28.47)%

Class C                (24.11)%       (23.34)%       (29.16)%       (29.16)%

Class I                (22.57)%       (22.57)%       (32.24)%       (32.24)%

S&P 500 Total Return     n/a          (17.99)%         n/a            6.41%
--------------------------------------------------------------------------------


     Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

     The Fund's portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

                          QUAKER AGGRESSIVE GROWTH FUND

                     PERFORMANCE UPDATE--$10,000 INVESTMENT
       FOR THE PERIOD FROM NOVEMBER 25, 1996 (COMMENCEMENT OF OPERATIONS)
                                TO JUNE 30, 2002




                               [GRAPHIC OMITTED]





                        AVERAGE ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------
                                                    Commencement of operations
                                1 Year                  through 6/30/02
                      with sales    without sales   with sales    without sales
                        charge         charge         charge         charge
--------------------------------------------------------------------------------
Class A                (18.76)%       (14.03)%        20.36%         21.56%

Class B                (18.96)%       (14.69)%       (12.92)%       (11.04)%

Class C                (15.51)%       (14.66)%       (10.67)%       (10.67)%

Class I                (13.86)%       (13.86)%       (10.46)%       (10.46)%

S&P 500 Total Return     n/a          (17.99)%         n/a            6.41%
--------------------------------------------------------------------------------


     Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

     The Fund's portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

                            QUAKER MID-CAP VALUE FUND

                     PERFORMANCE UPDATE--$10,000 INVESTMENT
        FOR THE PERIOD FROM JANUARY 6, 1998 (COMMENCEMENT OF OPERATIONS)
                                TO JUNE 30, 2002




                               [GRAPHIC OMITTED]





                        AVERAGE ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------
                                                    Commencement of operations
                                1 Year                  through 6/30/02
                      with sales    without sales   with sales    without sales
                        charge         charge         charge         charge
--------------------------------------------------------------------------------
Class A                  0.60%          6.45%          3.73%          5.04%

Class B                  0.63%          5.93%          7.76%         10.91%

Class C                  4.47%          5.52%          9.66%          9.66%

Class I                  6.58%          6.58%         12.30%         12.30%

Russell Mid-Cap Value     n/a           1.92%           n/a           6.31%
--------------------------------------------------------------------------------


     Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

     The Fund's portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

                          QUAKER SMALL-CAP VALUE FUND

                     PERFORMANCE UPDATE--$10,000 INVESTMENT
       FOR THE PERIOD FROM NOVEMBER 25, 1996 (COMMENCEMENT OF OPERATIONS)
                                TO JUNE 30, 2002





                               [GRAPHIC OMITTED]





                        AVERAGE ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------
                                                    Commencement of operations
                                1 Year                  through 6/30/02
                      with sales    without sales   with sales    without sales
                        charge         charge         charge         charge
--------------------------------------------------------------------------------
Class A                 (4.99)%         0.54%         11.50%         12.62%

Class B                 (5.24)%        (0.26)%         7.04%          9.69%

Class C                 (1.19)%        (0.20)%        12.91%         12.91%

Class I                  0.73%          0.73%          8.51%          8.51%

Russell 2000              n/a          (8.60)%          n/a           6.37%
--------------------------------------------------------------------------------


     Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

     The Fund's portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

                          QUAKER SMALL-CAP GROWTH FUND

                     PERFORMANCE UPDATE--$10,000 INVESTMENT
      FOR THE PERIOD FROM SEPTEMBER 18, 2000 (COMMENCEMENT OF OPERATIONS)
                                TO JUNE 30, 2002





                               [GRAPHIC OMITTED]





                        AVERAGE ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------
                                                    Commencement of operations
                                1 Year                  through 6/30/02
                      with sales    without sales   with sales    without sales
                        charge         charge         charge         charge
--------------------------------------------------------------------------------
Class A                (18.04)%       (13.27)%       (15.19)%       (10.65)%

Class B                (18.13)%       (13.82)%        (5.68)%        (2.75)%

Class C*                  n/a            n/a           1.24%          2.27%

Class I                (12.99)%       (12.99)%       (13.43)%       (13.43)%

Russell 2000              n/a          (8.60)%          n/a          (1.51)%
--------------------------------------------------------------------------------

*Aggregate return, class less than one year from inception


     Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

     The Fund's portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

                            QUAKER FIXED INCOME FUND

                     PERFORMANCE UPDATE--$10,000 INVESTMENT
       FOR THE PERIOD FROM NOVEMBER 25, 1996 (COMMENCEMENT OF OPERATIONS)
                                TO JUNE 30, 2002





                               [GRAPHIC OMITTED]





                        AVERAGE ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------
                                                    Commencement of operations
                                1 Year                  through 6/30/02
                      with sales    without sales   with sales    without sales
                        charge         charge         charge         charge
--------------------------------------------------------------------------------
Class A                  4.43%          9.06%          4.95%          5.75%

Class B*                 2.83%          8.24%          1.84%          5.22%

Class C*                 7.22%          8.30%          6.48%          6.48%

Class I*                 9.23%          9.23%          6.87%          6.87%

Salomon Brothers
 Broad Investment Grade   n/a           8.50%           n/a           7.20%

--------------------------------------------------------------------------------

*Aggregate return, class less than one year from inception


     Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

     The Fund's portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

                             QUAKER HIGH YIELD FUND

                     PERFORMANCE UPDATE--$10,000 INVESTMENT
         FOR THE PERIOD FROM JULY 6, 2000 (COMMENCEMENT OF OPERATIONS)
                                TO JUNE 30, 2002





                               [GRAPHIC OMITTED]





                        AVERAGE ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------
                                                    Commencement of operations
                                1 Year                  through 6/30/02
                      with sales    without sales   with sales    without sales
                        charge         charge         charge         charge
--------------------------------------------------------------------------------
Class A                (18.88)%       (15.28)%        (7.77)%        (5.55)%

Class B                (20.14)%       (15.94)%        (7.11)%        (4.92)%

Class C                (16.62)%       (15.77)%       (14.06)%       (14.06)%

Class I                (15.08)%       (15.08)%        (5.75)%        (5.75)%

Lehman Corporate
 High Yield               n/a          (3.56)%          n/a          (2.28)%

--------------------------------------------------------------------------------

     Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

     The Fund's portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

                    QUAKER LONG BOW SCIENCE & TECHNOLOGY FUND

                     PERFORMANCE UPDATE--$10,000 INVESTMENT
       FOR THE PERIOD FROM NOVEMBER 1, 2001 (COMMENCEMENT OF OPERATIONS)
                                TO JUNE 30, 2002






                               [GRAPHIC OMITTED]





                        AVERAGE ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------
                                                    Commencement of operations
                                                        through 6/30/02
                                                    with sales    without sales
                                                      charge         charge
--------------------------------------------------------------------------------
Class A*                                              (39.99)%       (36.50)%

S&P 500 Total Return                                    n/a           (5.67)%

--------------------------------------------------------------------------------

*Aggregate return, class less than one year from inception

     Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

     The Fund's portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

                       QUAKER CAPITAL OPPORTUNITIES FUND

                     PERFORMANCE UPDATE--$10,000 INVESTMENT
      FOR THE PERIOD FROM JANUARY 31, 2002 (COMMENCEMENT OF OPERATIONS) TO
                                 JUNE 30, 2002






                               [GRAPHIC OMITTED]





                        AVERAGE ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------
                                                    Commencement of operations
                                                        through 6/30/02
                                                    with sales    without sales
                                                      charge         charge
--------------------------------------------------------------------------------
Class A*                                              (10.89)%       (5.70)%

Class B*                                               (9.84)%       (5.10)%

Class C*                                               (6.04)%       (5.10)%

S&P 500 Total Return                                     n/a        (12.08)%

--------------------------------------------------------------------------------

*Aggregate return, class less than one year from inception

     Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

     The Fund's portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

                         GEEWAX TERKER CORE VALUE FUND

                     PERFORMANCE UPDATE--$10,000 INVESTMENT
        FOR THE PERIOD FROM MARCH 26, 2002 (COMMENCEMENT OF OPERATIONS)
                                TO JUNE 30, 2002






                               [GRAPHIC OMITTED]





                        AVERAGE ANNUALIZED TOTAL RETURN
--------------------------------------------------------------------------------
                                                    Commencement of operations
                                                        through 6/30/02
                                                    with sales    without sales
                                                      charge         charge
--------------------------------------------------------------------------------
Class A*                                              (12.21)%       (7.10)%

Russell 1000                                             n/a        (12.75)%

--------------------------------------------------------------------------------

*Aggregate return, class less than one year from inception

     Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains.

     The Fund's portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.

                            QUAKER CORE EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                     NUMBER          MARKET
                                                    OF SHARES         VALUE
                                                    ---------        ------
COMMON STOCK -- 99.97%

   ADVERTISING -- 0.23%
      APAC Customer Services, Inc.*                   5,300       $     31,270
                                                                  ------------

   AEROSPACE & DEFENSE -- 0.67%
      L-3 Communications Holdings, Inc.*              1,660             89,640
                                                                  ------------

   AGRICULTURAL PRODUCTS -- 1.13%
      Philip Morris Cos., Inc.                        3,450            150,696
                                                                  ------------

   APPAREL -- 0.13%
      Timberland Co.*                                   500             17,910
                                                                  ------------

   AUTO PARTS & EQUIPMENT -- 0.22%
      Aftermarket Technology Corp.*                   1,500             29,235
                                                                  ------------

   BANKS -- 0.10%
      Investors Financial Services Corp.                400             13,416
                                                                  ------------

   BUILDING MATERIALS -- 0.34%
      American Standard Cos., Inc.*                     600             45,060
                                                                  ------------

   CHEMICALS -- 0.06%
      Engelhard Corp.                                   300              8,496
                                                                  ------------

   COMMERCIAL SERVICES -- 3.71%
      Alliance Data Systems Corp.*                    5,900            150,745
      Aramark Corp.*                                  2,700             67,365
      Cendant Corp.*                                  4,950             78,606
      First Health Group Corp.*                         930             26,077
      Gaiam, Inc.*                                    1,600             23,424
      H&R Block, Inc.                                 2,300            106,145
      McKesson Corp.                                  1,350             44,145
                                                                  ------------
                                                                       496,507
                                                                  ------------

   COMPUTER SOFTWARE & SERVICES -- 12.15%
      Ansys, Inc.*                                    1,000             20,100
      ChoicePoint, Inc.*                              1,733             78,815
      Electronic Arts, Inc.*                          2,400            158,520
      First Data Corp.                                3,000            112,980
      Microsoft Corp.*                               23,220          1,256,666
                                                                  ------------
                                                                     1,627,081
                                                                  ------------

   COMPUTERS -- 2.08%
      Dell Computer Corp.*                            8,690            227,157
      Lexmark International, Inc.*                      800             43,520
      Storage Technology Corp.*                         500              7,985
                                                                  ------------
                                                                       278,662
                                                                  ------------

   COSMETICS & TOILETRIES -- 1.13%
      Chattem, Inc.*                                  1,100             34,650
      Procter & Gamble Co.                            1,300            116,090
                                                                  ------------
                                                                       150,740
                                                                  ------------

   DISTRIBUTION WHOLESALE -- 0.10%
      Tech Data Corp.*                                  350             13,247
                                                                  ------------

                            QUAKER CORE EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002


                                                     NUMBER          MARKET
                                                    OF SHARES         VALUE
                                                    ---------        ------

COMMON STOCK -- (continued)

   ELECTRONICS & ELECTRICAL COMPONENTS -- 0.22%
      Benchmark Electronics, Inc.*                    1,000       $     28,840
                                                                  ------------

   FINANCIAL SERVICES -- 6.75%
      Blackrock, Inc.*                                  550             24,365
      Capital One Financial Corp.                     1,290             78,755
      Federated Investors, Inc.                       1,200             41,484
      Freddie Mac                                     3,960            242,352
      MBNA Corp.                                      6,820            225,537
      SLM Corp.                                       3,000            290,700
                                                                  ------------
                                                                       903,193
                                                                  ------------

   FOOD & BEVERAGES -- 6.23%
      Anheuser-Busch Cos., Inc.                       3,100            155,000
      Constellation Brands, Inc.*                       800             25,600
      JM Smucker Co.                                     26                887
      Kraft Foods, Inc.                               7,300            298,935
      McCormick & Co., Inc.                           2,600             66,950
      PepsiCo, Inc.                                   4,200            202,440
      Safeway, Inc.*                                  2,900             84,651
                                                                  ------------
                                                                       834,463
                                                                  ------------

   FOREST PRODUCTS & PAPER -- 0.33%
      Georgia-Pacific Corp.                             600             14,748
      Glatfelter                                      1,600             30,080
                                                                  ------------
                                                                        44,828
                                                                  ------------

   HEALTHCARE -- PRODUCTS-- 1.40%
      Guidant Corp.*                                  4,100            123,943
      St Jude Medical, Inc.*                            850             62,849
                                                                  ------------
                                                                       186,792
                                                                  ------------

   HEALTHCARE -- SERVICES-- 7.38%
      Anthem, Inc.*                                   3,100            208,382
      Community Health Systems, Inc.*                 2,570             68,876
      DaVita, Inc.*                                   1,480             35,224
      Health Management Associates, Inc.*             2,560             51,584
      LabOne, Inc.*                                   1,300             34,320
      Laboratory Corp of America Holdings, Inc.         800             36,520
      Lincare Holdings, Inc.*                           450             14,535
      Quest Diagnostics, Inc.*                          400             34,420
      Radiologix, Inc.*                               2,300             34,730
      Tenet Healthcare Corp.*                           600             42,930
      Triad Hospitals, Inc.*                            600             25,632
      Trigon Healthcare, Inc.*                          550             55,319
      UnitedHealth Group, Inc.                        2,410            220,636
      Universal Health Services, Inc.*                  200              9,800
      Wellpoint Health Networks, Inc.*                1,480            115,159
                                                                  ------------
                                                                       988,067
                                                                  ------------

                            QUAKER CORE EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                     NUMBER          MARKET
                                                    OF SHARES         VALUE
                                                    ---------        ------
COMMON STOCK -- (continued)

   HOME BUILDERS -- 0.73%
      DR Horton, Inc.                                   900       $     23,427
      Lennar Corp.                                      700             42,840
      Meritage Corp.*                                   700             31,640
                                                                  ------------
                                                                        97,907
                                                                  ------------

   HOUSEHOLD PRODUCTS -- 0.37%
      Avery Dennison Corp.                              800             50,200
                                                                  ------------

   INSURANCE -- 6.65%
      American International Group, Inc.              2,960            201,961
      Principal Financial Group*                      8,200            254,200
      Prudential Financial, Inc.*                    13,000            433,680
                                                                  ------------
                                                                       889,841
                                                                  ------------

   INTERNET SOFTWARE & SERVICES -- 0.29%
      Symantec Corp.*                                 1,200             39,420
                                                                  ------------

   LEISURE & ENTERTAINMENT -- 0.97%
      Hotels.com*                                       100              4,223
      International Game Technology*                  1,720             97,524
      Racing Champions Ertl Corp.*                    1,500             27,705
                                                                  ------------
                                                                       129,452
                                                                  ------------

   LODGING -- 0.61%
      Harrah's Entertainment, Inc.*                   1,000             44,350
      MGM MIRAGE*                                     1,100             37,125
                                                                  ------------
                                                                        81,475
                                                                  ------------

   MANUFACTURING -- 8.42%
      3M Co.                                            425             52,275
      General Electric Co.                           35,770          1,039,118
      SPX Corp.*                                        300             35,250
                                                                  ------------
                                                                     1,126,643
                                                                  ------------

   METAL FABRICATE & HARDWARE -- 0.26%
      Shaw Group, Inc.*                               1,130             34,691
                                                                  ------------

   MINING -- 0.79%
      Freeport-McMoRan Copper & Gold, Inc.*           3,900             69,615
      Peabody Energy Corp.                            1,300             36,816
                                                                  ------------
                                                                       106,431
                                                                  ------------

   MULTI-MEDIA -- 0.41%
      Cumulus Media, Inc.*                            1,400             19,292
      Readers Digest Association, Inc.                1,900             35,587
                                                                  ------------
                                                                        54,879
                                                                  ------------

   OFFICE EQUIPMENT & SUPPLIES -- 0.39%
      Pitney Bowes, Inc.                              1,300             51,636
                                                                  ------------

                            QUAKER CORE EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                     NUMBER          MARKET
                                                    OF SHARES         VALUE
                                                    ---------        ------
COMMON STOCK -- (continued)

   OIL & GAS -- 0.39%
      BJ Services Co.*                                1,000       $     33,880
      Tidewater, Inc.                                   300              9,876
      XTO Energy, Inc.                                  400              8,240
                                                                  ------------
                                                                        51,996
                                                                  ------------

   PACKAGING & CONTAINERS -- 0.30%
      Sealed Air Corp.*                               1,000             40,270
                                                                  ------------

   PHARMACEUTICALS -- 9.18%
      American Pharmaceutical Partners, Inc.*         2,300             28,428
      AmerisourceBergen Corp.                         1,434            108,984
      Barr Laboratories, Inc.*                          400             25,412
      Endo Pharmaceuticals Holdings, Inc.*            2,600             18,200
      Express Scripts, Inc.*                          1,120             56,123
      Forest Laboratories, Inc.*                      3,660            259,128
      King Pharmaceuticals, Inc.*                     1,100             24,475
      Medicis Pharmaceutical Corp.*                     150              6,414
      Omnicare, Inc.                                  3,030             79,568
      Pharmacia Corp.                                 7,200            269,640
      Wyeth                                           6,900            353,280
                                                                  ------------
                                                                     1,229,652
                                                                  ------------

   RETAIL -- 13.85%
      bercrombie & Fitch Co.*                           700             16,884
      Advance Auto Parts, Inc.*                       2,600            141,726
      American Eagle Outfitters, Inc.*                  600             12,684
      Autozone, Inc.*                                   220             17,006
      Barnes & Noble, Inc.*                           1,400             37,002
      Best Buy Co., Inc.*                             1,500             54,450
      Brinker International, Inc.*                      500             15,875
      Darden Restaurants, Inc.                          600             14,820
      Dollar Tree Stores, Inc.*                       1,100             43,351
      Family Dollar Stores, Inc.                      1,800             63,450
      Foot Locker, Inc.*                              2,300             33,235
      Hibbett Sporting Goods, Inc.*                   1,100             27,940
      Home Depot, Inc.                               10,530            386,767
      Lowe's Cos, Inc.                                4,300            195,220
      Party City Corp.*                               2,000             32,600
      Sears Roebuck and Co.                             700             38,010
      Sports Authority, Inc.*                         2,300             26,128
      Staples, Inc.*                                  2,000             39,400
      Target Corp.                                    4,900            181,986
      TJX Cos., Inc.                                  3,600             70,596
      Wal-Mart Stores, Inc.                           7,370            405,424
                                                                  ------------
                                                                     1,854,554
                                                                  ------------

   SEMICONDUCTORS -- 5.70%
      Intel Corp.                                    40,090            732,444
      Intersil Corp.*                                   700             14,966
      Semitool, Inc.*                                 2,000             16,320
                                                                  ------------
                                                                       763,730
                                                                  ------------

                            QUAKER CORE EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                     NUMBER          MARKET
                                                    OF SHARES         VALUE
                                                    ---------        ------

COMMON STOCK -- (continued)

   TELECOMMUNICATIONS -- 4.87%
      BellSouth Corp.                                 1,200        $    37,800
      Cisco Systems, Inc.*                           38,460            536,517
      Verizon Communications, Inc.                    1,920             77,088
                                                                   -----------
                                                                       651,405
                                                                   -----------

   TEXTILES -- 0.28%
      Mohawk Industries, Inc.*                          600             36,918
                                                                   -----------

   TRANSPORTATION -- 1.00%
      CH Robinson Worldwide, Inc.                       980             32,859
      Genesee & Wyoming, Inc.*                        1,300             29,328
      PAM Transportation Services, Inc.*              1,200             28,824
      United Parcel Service, Inc.                       700             43,225
                                                                   -----------
                                                                       134,236
                                                                   -----------

   UTILITIES -- 0.15%
      Black Hills Corp.                                 300             10,380
      PPL Corp.                                         300              9,924
                                                                   -----------
                                                                        20,304
                                                                   -----------
      TOTAL COMMON STOCK (COST $14,326,192)                         13,383,783
                                                                   -----------

SHORT-TERM INVESTMENTS -- 0.56%
      Evergreen Money Market Institutional Treasury
        Money Market Fund Institutional
        Service Shares                               75,395             75,395
                                                                   -----------
      TOTAL SHORT-TERM INVESTMENTS (COST $75,395)                       75,395
                                                                   -----------

TOTAL VALUE OF INVESTMENTS (COST $14,401,587)
   (100.53%)                                                        13,459,178
LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-0.53%)                    (71,340)
                                                                   -----------
      NET ASSETS (100.00%)                                         $13,387,838
                                                                   ===========

*Non-income producing investment


    The accompanying notes are an integral part of the financial statements.

                         QUAKER AGGRESSIVE GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                     NUMBER          MARKET
                                                    OF SHARES         VALUE
                                                    ---------        ------

COMMON STOCK -- 61.51%

   AEROSPACE & DEFENSE -- 6.40%
      General Dynamics Corp.                         16,100       $  1,712,235
      Lockheed Martin Corp.                          65,400          4,545,300
      Rockwell Collins, Inc.                         40,200          1,102,284
      United Technologies Corp.                      60,400          4,101,160
                                                                  ------------
                                                                    11,460,979
                                                                  ------------

   AUTO PARTS & EQUIPMENT -- 1.09%
      Lear Corp.*                                    42,200          1,951,750
                                                                  ------------

   BANKS -- 4.92%
      Barclays PLC                                   53,800          1,813,598
      Silicon Valley Bancshares*                     53,700          1,415,532
      Wells Fargo & Co.                             111,400          5,576,684
                                                                  ------------
                                                                     8,805,814
                                                                  ------------

   BUILDING MATERIALS -- 0.91%
      American Standard Cos., Inc.*                  21,600          1,622,160
                                                                  ------------

   CHEMICALS -- 2.64%
      Du Pont (E.I.) de Nemours & Co.                62,300          2,766,120
      Rohm & Haas Co.                                48,200          1,951,618
                                                                  ------------
                                                                     4,717,738
                                                                  ------------

   COMMERCIAL SERVICES -- 2.20%
      Cendant Corp.*                                248,300          3,943,004
                                                                  ------------

   COMPUTER SOFTWARE & SERVICES -- 1.83%
      Activision, Inc.*                              40,700          1,182,742
      Intuit, Inc.*                                  42,200          2,098,184
                                                                  ------------
                                                                     3,280,926
                                                                  ------------

   COSMETICS & TOILETRIES -- 5.85%
      Avon Products, Inc.                            58,000          3,029,920
      Gillette Co.                                   80,500          2,726,535
      Procter & Gamble Co.(a)                        52,700          4,706,110
                                                                  ------------
                                                                    10,462,565
                                                                  ------------

   ELECTRONICS & ELECTRICAL EQUIPMENT -- 1.47%
      Johnson Controls, Inc.                         32,300          2,636,003
                                                                  ------------

   ENVIRONMENTAL CONTROL -- 0.66%
      Tetra Tech, Inc.*                              80,500          1,183,350
                                                                  ------------

   FINANCIAL SERVICES -- 2.41%
      Countrywide Credit Industries, Inc.            52,400          2,528,300
      JP Morgan Chase & Co.                          52,400          1,777,408
                                                                  ------------
                                                                     4,305,708
                                                                  ------------

   FOOD & BEVERAGES -- 0.01%
      JM Smucker Co.                                    720             24,574
                                                                  ------------

   FOREST PRODUCTS & PAPER -- 2.03%
      MeadWestvaco Corp.                            108,300          3,634,548
                                                                  ------------

                         QUAKER AGGRESSIVE GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002


                                                     NUMBER          MARKET
                                                    OF SHARES         VALUE
                                                    ---------        ------
COMMON STOCK -- (continued)

   HEALTHCARE -- PRODUCTS -- 2.06%
      CR Bard, Inc.                                  65,000       $  3,677,700
                                                                  ------------

   HEALTHCARE -- SERVICES -- 3.40%
      Aetna, Inc.                                    49,700          2,384,109
      Tenet Healthcare Corp.*                        51,800          3,706,290
                                                                  ------------
                                                                     6,090,399
                                                                  ------------

   INSURANCE -- 4.83%
      Allstate Corp.                                 73,300          2,710,634
      AMBAC Financial Group, Inc.                    37,900          2,554,460
      MGIC Investment Corp.                          49,700          3,369,660
                                                                  ------------
                                                                     8,634,754
                                                                  ------------

   INTERNET SOFTWARE & SERVICES -- 0.65%
      eBay, Inc.*                                    18,800          1,158,456
                                                                  ------------

   LEISURE & ENTERTAINMENT -- 0.62%
      Carnival Corp.                                 40,200          1,113,138
                                                                  ------------

   METAL FABRICATE & HARDWARE -- 0.06%
      Shaw Group, Inc.*                               3,700            113,590
                                                                  ------------

   MULTI-MEDIA -- 1.71%
      Gannett Co., Inc.                              40,200          3,051,180
                                                                  ------------

   OIL & GAS -- 5.11%
      Apache Corp.                                   61,000          3,506,280
      ENSCO International, Inc.                      35,100            956,826
      National-Oilwell, Inc.*                        78,000          1,641,900
      Ocean Energy, Inc.                             52,000          1,126,840
      Rowan Cos., Inc.                               89,300          1,915,485
                                                                  ------------
                                                                     9,147,331
                                                                  ------------

   PHARMACEUTICALS -- 1.12%
      Mylan Laboratories, Inc.                       64,200          2,012,670
                                                                  ------------

   RETAIL -- 6.30%
      Abercrombie & Fitch Co.*                      108,100          2,607,372
      BJ's Wholesale Club, Inc.*                     57,100          2,198,350
      Hollywood Entertainment Corp.*                133,300          2,756,644
      Michaels Stores, Inc.*                         21,500            838,500
      Papa John's International, Inc.*               25,900            864,801
      Starbucks Corp.*                               80,500          2,000,425
                                                                  ------------
                                                                    11,266,092
                                                                  ------------

   SEMICONDUCTORS -- 1.64%
      Microchip Technology, Inc.*(a)                107,300          2,943,239
                                                                  ------------

   TRANSPORTATION -- 1.59%
      Union Pacific Corp.                            44,900          2,841,272
                                                                  ------------

      TOTAL COMMON STOCK (COST $110,671,484)                       110,078,940
                                                                  ------------


                         QUAKER AGGRESSIVE GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                               NUMBER         MARKET
                                                             OF SHARES         VALUE
                                                             ---------        ------

COMMON STOCK -- (continued)

   PUT OPTIONS PURCHASED -- 0.56%
      AMBAC Financial Group, Inc. July Strike 55                 37,900   $     47,375
      Apache Corp. July Strike 55                                61,000         61,000
      Avon Products, Inc. July Strike 50                         43,100         32,325
      Countrywide Credit Industries, Inc. July Strike 45         52,400         20,960
      Duke Energy, Inc. July Strike 30                          128,200        134,610
      General Motors Corp. August Strike 60                      27,100         25,745
      Intuit, Inc. July Strike 45                                42,100         35,785
      JP Morgan Chase & Co. July Strike 32.50                    52,400         94,320
      Microchip Technology, Inc. July Strike 25                 109,000         87,200
      Ocean Energy, Inc. August Strike 20                        52,000         28,600
      Phillip Morris Cos., Inc. September Strike 45              39,000        111,150
      Procter & Gamble Co. July Strike 90                        52,700        118,575
      Rowan Cos., Inc. July Strike 15                            89,300        138,415
      Siebel August Strike 15                                    27,100         59,620
      Zoran Corp. July Strike 20                                  8,300          3,735
                                                                          ------------
      TOTAL PUT OPTIONS PURCHASED (COST $1,048,888)                       $    999,415
                                                                          ============

SHORT-TERM INVESTMENTS -- 25.44%
      Merrill Master Repo Trust                              45,525,782     45,525,782
                                                                          ------------

      TOTAL SHORT-TERM INVESTMENTS (COST $45,525,782)                       45,525,782
                                                                          ------------

TOTAL VALUE OF INVESTMENTS (COST $157,246,154)(87.51%)                     156,604,137
OTHER ASSETS LESS LIABILITIES, NET (12.49%)                                 22,343,887
                                                                          ------------
   NET ASSETS (100.00%)                                                   $178,948,024
                                                                          ============

                             SECURITIES SOLD SHORT

                                                               NUMBER         MARKET
                                                             OF SHARES         VALUE
                                                             ---------        ------

COMMON STOCK
      American International Group, Inc.                         10,600   $    723,238
      Andrew Corp.*                                             140,700      2,016,231
      Biogen, Inc.*                                              21,400        886,602
      Broadcom Corp.*                                            43,500        762,990
      Brocade Communications Systems, Inc.*                      77,300      1,351,204
      Brooks-PRI Automation, Inc.*                               60,600      1,548,936
      ESS Technology, Inc.*                                      51,900        910,326
      Freemarkets, Inc.*                                         26,700        377,271
      Fremont General Corp.                                     139,500        583,110
      Greater Bay Bancorp                                        31,700        975,092
      Household International, Inc.                              36,300      1,804,110
      Inter-Tel, Inc.                                            20,000        342,200
      Intersil Corp.*                                            16,100        344,218
      Juniper Networks, Inc.*                                   178,200      1,006,830
      Ligand Pharmaceuticals, Inc.*                              20,000        290,000
      Manhattan Associates, Inc.*                                65,100      2,093,616
      Mobile Mini, Inc.*                                         98,500      1,684,350
      NetScreen Technologies, Inc.*                              31,300        287,334



                         QUAKER AGGRESSIVE GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                             SECURITIES SOLD SHORT

                                                               NUMBER         MARKET
                                                             OF SHARES         VALUE
                                                             ---------        ------

COMMON STOCK -- (continued)

      Northwestern Corp.                                         51,500   $    872,925
      NYFIX, Inc.*                                               70,200        596,700
      Open Text Corp.*                                           22,600        443,186
      Smith International, Inc.*                                 26,800      1,827,492
      Solutia, Inc.                                              67,000        470,340
      Corporate Executive Board Co.*                             27,000        924,750
      TMP Worldwide, Inc.*                                       75,800      1,629,700
      Triad Hospitals, Inc.*                                     20,400        871,488
                                                                          ------------
      TOTAL (PROCEEDS $26,420,172)                                        $ 25,624,239
                                                                          ============


                              CALL OPTIONS WRITTEN

                                                              SHARES
                                                              SUBJECT         MARKET
                                                              TO CALL          VALUE
                                                              -------         ------

COMMON STOCK
      FedEx Corp. July Strike 60                                 51,200   $         --
      International Rectifier Corp. July Strike 45               19,800          2,970
      Microchip Technology, Inc. July Strike 30                 107,600         96,840
      Procter & Gamble Co. July Strike 95                        52,700         28,985
                                                                          ------------
      TOTAL (PREMIUMS RECEIVED $274,507)                                  $    128,795
                                                                          ============

 *  Non-income producing investment
(a) Portion of the security is pledged as collateral for call options written.

    The accompanying notes are an integral part of the financial statements.

                           QUAKER MID-CAP VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                    NUMBER           MARKET
                                                   OF SHARES          VALUE
                                                   ---------         ------

COMMON STOCK -- 95.08%

   AIRLINES -- 0.74%
      Delta Air Lines, Inc.                           7,300       $    146,000
                                                                  ------------

   AUTO MANUFACTURERS -- 3.29%
      Paccar, Inc.                                   14,600            648,094
                                                                  ------------

   AUTO PARTS & EQUIPMENT -- 4.17%
      Goodyear Tire & Rubber Co.                     10,600            198,326
      Visteon Corp.                                  43,800            621,960
                                                                  ------------
                                                                       820,286
                                                                  ------------

   BUILDING MATERIALS -- 0.96%
      York International Corp.                        5,600            189,224
                                                                  ------------

   CHEMICALS -- 3.45%
      IMC Global, Inc.                               54,400            680,000
                                                                  ------------

   COMMERCIAL SERVICES -- 0.00%
      Pfsweb, Inc.*                                      15                  8
                                                                  ------------

   ELECTRONICS & ELECTRICAL COMPONENTS -- 4.39%
      Arrow Electronics, Inc.*                       15,700            325,775
      Sanmina-SCI Corp.*                             85,300            538,243
                                                                  ------------
                                                                       864,018
                                                                  ------------

   FINANCIAL SERVICES -- 4.26%
      AmeriCredit Corp.*                             29,900            838,695
                                                                  ------------

   FOOD & BEVERAGES -- 8.31%
      Archer-Daniels-Midland Co.                     38,110            487,427
      Tate & Lyle Plc                                54,200          1,148,373
                                                                  ------------
                                                                     1,635,800
                                                                  ------------

   FOREST PRODUCTS & PAPER -- 0.50%
      Bowater, Inc.                                   1,800             97,866
                                                                  ------------

   HEALTHCARE -- SERVICES -- 7.70%
      Aetna, Inc.                                    31,600          1,515,852
                                                                  ------------

   HOME BUILDERS -- 2.94%
      Clayton Homes, Inc.                            36,600            578,280
                                                                  ------------

   INSURANCE -- 4.14%
      ACE Ltd.                                       11,600            366,560
      American Financial Group, Inc.                 11,600            277,240
      Loews Corp.                                     3,200            171,840
                                                                  ------------
                                                                       815,640
                                                                  ------------

   LEISURE & ENTERTAINMENT -- 1.05%
      Brunswick Corp.                                 7,400            207,200
                                                                  ------------

   LODGING -- 3.00%
      Starwood Hotels & Resorts Worldwide, Inc.      18,000            592,020
                                                                  ------------

                           QUAKER MID-CAP VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                    NUMBER           MARKET
                                                   OF SHARES          VALUE
                                                   ---------         ------

COMMON STOCK -- (continued)

   MACHINERY -- 0.25%
      CNH Global N.V                                 12,000       $     48,360
                                                                  ------------

   MINING -- 4.87%
      Alcan, Inc.                                    20,500            769,160
      Freeport-McMoRan Copper & Gold, Inc.*          10,600            189,210
                                                                  ------------
                                                                       958,370
                                                                  ------------

   OIL & GAS -- 11.32%
      Burlington Resources, Inc.                     20,900            794,200
      El Paso Corp.                                   5,900            121,599
      Nabors Industries Ltd.*                        10,100            355,015
      Patterson-UTI Energy, Inc.*                     6,000            169,380
      Premcor, Inc.*                                  7,100            182,612
      Rowan Cos., Inc.                               20,000            429,000
      Williams Cos., Inc.                             5,300             31,747
      Valero Energy Corp.                             3,900            145,938
                                                                  ------------
                                                                     2,229,491
                                                                  ------------

   REAL ESTATE -- 0.99%
      St. Joe Co.                                     6,500            195,130
                                                                  ------------

   RETAIL -- 6.89%
      JC Penney Co., Inc.                            45,400            999,708
      Toys R Us, Inc.*                               20,500            358,135
                                                                  ------------
                                                                     1,357,843
                                                                  ------------

   SEMICONDUCTORS -- 6.14%
      Advanced Micro Devices, Inc.*                  38,200            371,304
      Amkor Technology, Inc.*                        46,900            291,718
      Micron Technology, Inc.*                       14,200            287,124
      Teradyne, Inc.*                                11,000            258,500
                                                                  ------------
                                                                     1,208,646
                                                                  ------------

   STEEL PRODUCTION -- 3.27%
      Nucor Corp.                                     9,900            643,896
                                                                  ------------

   TELECOMMUNICATIONS -- 2.15%
      Qwest Communications International, Inc.*     150,900            422,520
                                                                  ------------

   TRANSPORTATION -- 6.93%
      CSX Corp.                                      23,700            824,997
      Ryder System, Inc.                              5,800            157,122
      Swift Transportation Co., Inc.*                16,400            382,120
                                                                  ------------
                                                                     1,364,239
                                                                  ------------

   UTILITIES -- 3.37%
      Consol Energy, Inc.                             8,100            172,125
      PG&E Corp.*                                    23,900            427,571
      Xcel Energy, Inc.                               3,800             63,726
                                                                  ------------
                                                                       663,422
                                                                  ------------

      TOTAL COMMON STOCK (COST $18,369,078)                         18,720,900
                                                                  ------------



                           QUAKER MID-CAP VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                               NUMBER         MARKET
                                                              OF SHARES        VALUE
                                                              ---------       ------

PREFERRED BONDS -- 1.98%

   TELECOMMUNICATIONS -- 1.98%
      Corning, Inc. 3.50%, 11/01/2008                          577,000     $   390,917
                                                                           -----------
      TOTAL PREFERRED BONDS (COST $486,537)                                    390,917
                                                                           -----------

PREFERRED STOCKS -- 1.85%

   UTILITIES -- 1.85%
      Calpine Capital Trust Corp.                               10,900         363,788
                                                                           -----------
      TOTAL PREFERRED STOCKS (COST $443,317)                                   363,788
                                                                           -----------

SHORT-TERM INVESTMENTS -- 1.41%
      Evergreen Money Market Institutional Treasury
         Money Market Fund Institutional Service Shares        278,106         278,106
                                                                           -----------
      TOTAL SHORT-TERM INVESTMENTS (COST $278,106)                             278,106
                                                                           -----------

TOTAL VALUE OF INVESTMENTS (COST $19,577,038)(100.32%)                      19,753,711
LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-0.32%)                            (63,467)
                                                                           -----------
      NET ASSETS (100.00%)                                                 $19,690,244
                                                                           ===========

*Non-income producing investment



    The accompanying notes are an integral part of the financial statements.

                          QUAKER SMALL-CAP VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- 98.28%

   AEROSPACE & DEFENSE -- 0.34%
      Goodrich Corp.                                    3,300      $     90,156
                                                                   ------------

   APPAREL -- 1.07%
      Russell Corp.                                     9,600           184,800
      Tommy Hilfiger Corp.*                             6,800            97,376
                                                                   ------------
                                                                        282,176
                                                                   ------------

   AUTO PARTS & EQUIPMENT -- 1.80%
      Dura Automotive Systems, Inc.*                    3,300            68,475
      Lear Corp.*                                       4,500           208,125
      Tower Automotive, Inc.*                          14,200           198,090
                                                                   ------------
                                                                        474,690
                                                                   ------------

   BANKS -- 3.11%
      Associated Banc-Corp                              6,160           232,294
      Banco Latinoamericano de Exportaciones SA         2,900            36,395
      BancorpSouth, Inc.                               11,000           224,950
      Espirito Santo Financial Group SA                 3,838            60,947
      Hibernia Corp.                                   13,300           263,207
                                                                   ------------
                                                                        817,793
                                                                   ------------

   BIOTECHNOLOGY -- 2.26%
      Applera Corp.-- Celera Genomics Group*           13,300           159,600
      Bio-Rad Laboratories, Inc.*                       4,500           204,750
      Cell Genesys, Inc.*                               5,700            76,887
      Charles River Laboratories International, Inc.*   4,400           154,220
                                                                   ------------
                                                                        595,457
                                                                   ------------

   BIOTECHNOLOGY -- 0.23%
      Gene Logic, Inc.*                                 4,400            61,600
                                                                   ------------

   BUILDING MATERIALS -- 0.93%
      Elcor Corp.                                       3,900           108,108
      Nortek, Inc.*                                     3,000           135,300
                                                                   ------------
                                                                        243,408
                                                                   ------------

   CHEMICALS -- 2.18%
      Airgas, Inc.*                                    10,100           174,730
      Albemarle Corp.                                   4,300           132,655
      RPM, Inc.                                        14,400           219,600
      Sherwin-Williams Co.                              1,600            47,888
                                                                   ------------
                                                                        574,873
                                                                   ------------

   COMMERCIAL SERVICES -- 4.96%
      Actrade Financial Technologies Ltd.*              6,500            67,730
      Arbitron, Inc.*                                   3,200            99,840
      Banta Corp.                                       3,100           111,290
      Deluxe Corp.                                      5,300           206,117
      Dollar Thrifty Automotive Group, Inc.             8,500           220,150
      ITT Educational Services, Inc.*                   4,800           104,640
      KPMG Consulting, Inc.*                            6,100            90,646
      Rent-A-Center, Inc.*                              2,800           162,428
      Right Management Consultants, Inc.*               4,400           115,716
      Strayer Education, Inc.                           2,000           127,200
                                                                   ------------
                                                                      1,305,757
                                                                   ------------

                          QUAKER SMALL-CAP VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- (continued)

   COMPUTER SOFTWARE & SERVICES -- 4.36%
      Acxiom Corp.*                                     9,000      $    157,410
      American Management Systems, Inc.*                4,500            85,995
      Ansys, Inc.*                                      5,100           102,510
      Autodesk, Inc.                                    4,400            58,300
      Avid Technology, Inc.*                            3,100            28,706
      Cognos, Inc.*                                     7,000           155,330
      Compuware Corp.*                                  8,700            52,809
      CSG Systems International, Inc.*                  2,600            49,764
      Dendrite International, Inc.*                     9,100            87,997
      Inter-Tel, Inc.                                   9,500           162,545
      NDCHealth Corp.                                   1,800            50,220
      Sybase, Inc.*                                     5,500            58,025
      Take-Two Interactive Software, Inc.*              4,700            96,773
                                                                   ------------
                                                                      1,146,384
                                                                   ------------

   COMPUTERS -- 1.80%
      Iomega Corp.*                                     7,500            96,375
      Kronos, Inc.*                                     3,300           100,614
      Quantum Corp.*                                    7,600            31,920
      Storage Technology Corp.*                         7,500           119,775
      SYKES Enterprises, Inc.*                         16,200           124,562
                                                                   ------------
                                                                        473,246
                                                                   ------------

   DISTRIBUTION WHOLESALE -- 1.85%
      Hughes Supply, Inc.                               5,400           239,274
      Ingram Micro, Inc.*                               5,200            71,500
      Tech Data Corp.*                                  2,400            90,840
      United Stationers, Inc.*                          2,800            85,120
                                                                   ------------
                                                                        486,734
                                                                   ------------

   ELECTRONICS & ELECTRICAL COMPONENTS -- 3.40%
      Arrow Electronics, Inc.*                          3,400            70,550
      Benchmark Electronics, Inc.*                      5,700           164,388
      C&D Technologies, Inc.                            6,400           115,328
      Checkpoint Systems, Inc.*                        11,100           129,870
      Energizer Holdings, Inc.*                         4,300           117,906
      General Cable Corp.                              10,900            68,670
      Paxar Corp.*                                      4,500            75,375
      Pioneer Standard Electronics, Inc.                5,600            58,184
      Woodward Governor Co.                             1,600            94,592
                                                                   ------------
                                                                        894,863
                                                                   ------------

   FINANCIAL SERVICES -- 1.78%
      Doral Financial Corp.                             6,100           203,679
      Federated Investors, Inc.                         3,900           134,823
      Jefferies Group, Inc.                             2,300            97,612
      Metris Cos, Inc.                                  3,900            32,409
                                                                   ------------
                                                                        468,523
                                                                   ------------

                          QUAKER SMALL-CAP VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- (continued)

   FOOD & BEVERAGES -- 3.34%
      Dole Food Co.                                     7,700      $    223,300
      Fresh Del Monte Produce, Inc.                     5,200           130,000
      Great Atlantic & Pacific Tea Co.*                 7,200           134,568
      RalCorp. Holdings, Inc.*                          6,200           193,750
      Supervalu, Inc.                                   8,000           196,240
                                                                   ------------
                                                                        877,858
                                                                   ------------

   HAND & MACHINE TOOLS -- 0.32%
      Kennametal, Inc.                                  2,300            83,950
                                                                   ------------

   HEALTHCARE -- PRODUCTS -- 2.00%
      Idexx Laboratories, Inc.*                         3,800            98,002
      Respironics, Inc.*                                2,500            85,125
      Sola International, Inc.*                         5,000            57,500
      Steris Corp.*                                     9,800           185,024
      Techne Corp.*                                     3,600           101,592
                                                                   ------------
                                                                        527,243
                                                                   ------------

   HEALTHCARE -- SERVICES -- 5.27%
      Apria Healthcare Group, Inc.*                     3,900            87,360
      Beverly Enterprises, Inc.*                        9,900            75,339
      Coventry Health Care, Inc.*                       3,400            96,900
      Health Net, Inc.*                                 6,200           165,974
      Mid Atlantic Medical Services, Inc.*              4,800           150,480
      Oxford Health Plans, Inc.*                        5,000           232,300
      Pacificare Health Systems, Inc.*                  3,900           106,080
      Sierra Health Services, Inc.*                    10,100           225,735
      Triad Hospitals, Inc.*                            2,012            85,953
      US Oncology, Inc.*                               19,200           159,936
                                                                   ------------
                                                                      1,386,057
                                                                   ------------

   HOME BUILDERS -- 3.99%
      Beazer Homes USA, Inc.*                           1,900           152,000
      Hovnanian Enterprises, Inc.*                      3,500           125,580
      M/I Schottenstein Homes, Inc.                     6,200           230,950
      NVR, Inc.*                                          700           226,100
      Pulte Homes, Inc.                                 5,471           314,473
                                                                   ------------
                                                                      1,049,103
                                                                   ------------

   HOME FURNISHINGS -- 0.57%
      Salton, Inc.*                                    10,700           149,158
                                                                   ------------

   HOUSEHOLD PRODUCTS -- 0.98%
      Dial Corp.                                        5,000           100,100
      John H. Harland Co.                               5,500           157,520
                                                                   ------------
                                                                        257,620
                                                                   ------------

   HOUSEWARES -- 0.63%
      Toro Co.                                          2,900           166,286
                                                                   ------------

                          QUAKER SMALL-CAP VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- (continued)

   INSURANCE -- 7.42%
      American Financial Group, Inc.                    3,500      $     83,650
      Commerce Group, Inc.                              4,700           185,885
      Delphi Financial Group, Inc.                      2,500           108,125
      Fidelity National Financial, Inc.                 7,700           243,320
      First American Corp.                              7,600           171,380
      Hilb Rogal & Hamilton Co.                         3,500           158,375
      Old Republic International Corp.                  7,000           220,500
      PartnerRe Ltd.                                    3,300           161,535
      PMI Group, Inc.                                   5,800           221,560
      RenaissanceRe Holdings Ltd.                       4,200           153,720
      StanCorp. Financial Group, Inc.                   4,400           244,200
                                                                   ------------
                                                                      1,952,250
                                                                   ------------

   INTERNET SOFTWARE & SERVICES -- 2.01%
      Freemarkets, Inc.*                                4,100            57,933
      IndyMac BanCorp., Inc.*                           8,400           190,512
      Mcafee.com, Inc.*                                 7,900           115,656
      Network Associates, Inc.*                         3,400            65,518
      Websense, Inc.*                                   3,900            99,723
                                                                   ------------
                                                                        529,342
                                                                   ------------

   LEISURE & ENTERTAINMENT -- 2.29%
      GTECH Holdings Corp.*                             8,200           209,428
      Nautilus Group, Inc.*                             6,300           192,780
      Polaris Industries, Inc.                          3,100           201,500
                                                                   ------------
                                                                        603,708
                                                                   ------------

   LODGING -- 0.95%
      Aztar Corp.*                                      9,200           191,360
      Kerzner International Limited*                    2,400            59,472
                                                                   ------------
                                                                        250,832
                                                                   ------------

   MACHINERY -- 0.31%
      NACCO Industries, Inc.                            1,400            81,340
                                                                   ------------

   MANUFACTURING -- 1.30%
      Pentair, Inc.                                     3,000           144,240
      Pittston Brink's Group                            8,200           196,800
                                                                   ------------
                                                                        341,040
                                                                   ------------

   METAL FABRICATE & HARDWARE -- 1.77%
      Commercial Metals Co.                             3,300           154,902
      Precision Castparts Corp.                         3,300           108,900
      Quanex Corp.                                      4,600           201,020
                                                                   ------------
                                                                        464,822
                                                                   ------------

   MINING -- 0.62%
      Freeport-McMoRan Copper & Gold, Inc.*             9,200           164,220
                                                                   ------------

                          QUAKER SMALL-CAP VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- (continued)

   OFFICE EQUIPMENT & SUPPLIES -- 1.20%
      HON Industries, Inc.                              5,500      $    149,710
      IKON Office Solutions, Inc.                      17,700           166,380
                                                                   ------------
                                                                        316,090
                                                                   ------------

   OIL & GAS -- 4.44%
      Aquila, Inc.                                      4,300            34,400
      Frontier Oil Corp.                               10,600           184,652
      Houston Exploration Co.*                          3,600           107,460
      Key Production Co., Inc.*                         4,300            83,850
      Newfield Exploration Co.*                         2,800           104,076
      Patina Oil & Gas Corp.                            7,000           191,940
      Precision Drilling Corp.*                         3,500           121,590
      Sunoco, Inc.                                      3,500           124,705
      Unit Corp.*                                       7,900           137,065
      Valero Energy Corp.                               2,100            78,582
                                                                   ------------
                                                                      1,168,320
                                                                   ------------

   PACKAGING & CONTAINERS -- 1.27%
      Crown Cork & Seal Co, Inc.*                      12,600            86,310
      Owens-Illinois, Inc.*                             6,200            85,188
      Pactiv Corp.*                                     6,900           163,530
                                                                   ------------
                                                                        335,028
                                                                   ------------

   PHARMACEUTICALS -- 1.52%
      Barr Laboratories, Inc.*                          1,400            88,942
      Express Scripts, Inc.*                            2,200           110,242
      Mylan Laboratories, Inc.                          4,200           131,670
      Pharmacyclics, Inc.*                              4,100            18,204
      Taro Pharmaceuticals Industries Ltd.*             2,100            51,492
                                                                   ------------
                                                                        400,550
                                                                   ------------

   REAL ESTATE -- 1.59%
      Jones Lang LaSalle, Inc.*                         8,800           217,360
      LNR Property Corp.                                5,800           200,100
                                                                   ------------
                                                                        417,460
                                                                   ------------

   RETAIL -- 7.25%
      CKE Restaurants, Inc.*                            9,500           108,110
      Dillard's, Inc.                                   7,400           194,546
      Group 1 Automotive, Inc.*                         4,600           174,018
      Hollywood Entertainment Corp.*                    6,500           134,420
      Landry's Restaurants, Inc.                        4,900           124,999
      Movie Gallery, Inc.*                             10,100           213,312
      Papa John's International, Inc.*                  5,700           190,323
      Petsmart, Inc.*                                   5,700            91,428
      Pier 1 Imports, Inc.                              9,200           190,900
      Sonic Automotive, Inc.*                           6,200           159,650
      Sports Authority, Inc.*                          19,500           221,520
      United Auto Group, Inc.*                          5,000           104,250
                                                                   ------------
                                                                      1,907,476
                                                                   ------------

                          QUAKER SMALL-CAP VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- (continued)

   SAVINGS & LOANS -- 5.74%
      Astoria Financial Corp.                           3,300      $    105,765
      Commercial Federal Corp.                          7,800           224,250
      FirstFed Financial Corp.*                         6,000           174,000
      Flagstar BanCorp., Inc.                           9,750           225,225
      Independence Community Bank                       7,800           224,094
      Sovereign BanCorp., Inc.                         14,700           219,765
      Staten Island BanCorp., Inc.                     11,800           226,560
      Webster Financial Corp.                           2,900           110,896
                                                                   ------------
                                                                      1,510,555
                                                                   ------------

   SEMICONDUCTORS -- 2.73%
      Cypress Semiconductor Corp.*                      6,500            98,670
      Integrated Circuit Systems, Inc.*                 7,500           151,425
      Marvell Technology Group Ltd.*                    1,900            37,791
      Silicon Laboratories, Inc.*                       7,700           208,362
      Zoran Corp.*                                      9,700           222,227
                                                                   ------------
                                                                        718,475
                                                                   ------------

   TELECOMMUNICATIONS -- 2.22%
      Amdocs Ltd.*                                      6,800            51,340
      Anixter International, Inc.*                      3,800            88,312
      C-COR.net Corp.*                                  5,900            41,300
      Plantronics, Inc.*                               10,000           190,100
      Scientific-Atlanta, Inc.                         10,500           172,725
      Tekelec*                                          4,900            39,347
                                                                   ------------
                                                                        583,124
                                                                   ------------

   TEXTILES -- 0.44%
      Mohawk Industries, Inc.*                          1,900           116,907
                                                                   ------------

   TRANSPORTATION -- 1.62%
      Airborne, Inc.                                    6,200           119,040
      Offshore Logistics, Inc.*                         4,300           102,727
      Ryder System, Inc.                                7,600           205,884
                                                                   ------------
                                                                        427,651
                                                                   ------------


                          QUAKER SMALL-CAP VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                              NUMBER          MARKET
                                                             OF SHARES         VALUE
                                                             ---------        ------

COMMON STOCK-- (continued)

   UTILITIES -- 4.42%
      AES Corp.*                                                35,700     $   193,494
      Avista Corp.                                               6,000          82,800
      Calpine Corp.*                                            26,800         188,404
      Cia Paranaense de Energia                                 14,300          57,915
      El Paso Electric Co.*                                      4,000          55,400
      Huaneng Power International, Inc.                          2,500          80,550
      Northwestern Corp.                                         4,500          76,275
      Oneok, Inc.                                                6,400         140,480
      PNM Resources, Inc.                                        5,800         140,360
      Unisource Energy Corp.                                     7,900         146,703
                                                                           -----------
                                                                             1,162,381
                                                                           -----------
      TOTAL COMMON STOCK (COST $23,836,723)                                 25,864,506
                                                                           -----------

SHORT-TERM INVESTMENTS -- 2.69%
      Evergreen Money Market Institutional Treasury
         Money Market Fund Institutional Service Shares        707,808         707,808
                                                                           -----------
      TOTAL SHORT-TERM INVESTMENTS (COST $707,808)                             707,808
                                                                           -----------

TOTAL VALUE OF INVESTMENTS (COST $24,544,531)(100.97%)                      26,572,314
LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-0.97%)                           (255,201)
                                                                           -----------
   NET ASSETS (100.00%)                                                    $26,317,113
                                                                           ===========


*Non-income producing investment


    The accompanying notes are an integral part of the financial statements.

                          QUAKER SMALL-CAP GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- 93.52%

   ADVERTISING -- 0.20%
      APAC Customer Services, Inc.*                     1,320      $      7,788
                                                                   ------------

   AEROSPACE & DEFENSE -- 1.63%
      Alliant Techsystems, Inc.*                           90             5,742
      DRS Technologies, Inc.*                             480            20,520
      EDO Corp.                                           310             8,835
      Engineered Support Systems, Inc.                     20             1,046
      Herley Industries, Inc.*                            390             8,272
      Titan Corp.*                                        990            18,107
                                                                   ------------
                                                                         62,522
                                                                   ------------

   AGRICULTURAL PRODUCTS -- 0.02%
      Universal Corp.                                      20               734
                                                                   ------------

   AIRLINES -- 0.55%
      Airtran Holdings, Inc.*                           3,740            20,009
      Mesa Air Group, Inc.*                               100               920
                                                                   ------------
                                                                         20,929
                                                                   ------------

   AUTO MANUFACTURERS -- 0.03%
      Oshkosh Truck Corp.                                  20             1,182
                                                                   ------------

   AUTO PARTS & EQUIPMENT -- 0.65%
      Aftermarket Technology Corp.*                       730            14,228
      Keystone Automotive Industries, Inc.*               560            10,779
                                                                   ------------
                                                                         25,007
                                                                   ------------

   BANKS -- 3.83%
      Boston Private Financial Holdings, Inc.           1,230            30,430
      Community First Bankshares, Inc.                    240             6,262
      Glacier BanCorp., Inc.                              160             3,920
      Great Southern BanCorp., Inc.                        80             3,184
      Greater Bay BanCorp                                 690            21,224
      Independent Bank Corp.                               88             2,777
      R&G Financial Corp.                                  20               474
      Sandy Spring BanCorp., Inc.                         170             5,466
      Texas Regional Bancshares, Inc.                     310            15,379
      Umpqua Holdings Corp.                               560            10,349
      United Bankshares, Inc.                             140             4,113
      Westamerica BanCorp                                 590            23,340
      Wintrust Financial Corp.                            570            19,705
                                                                   ------------
                                                                        146,623
                                                                   ------------

   BIOTECHNOLOGY -- 1.19%
      Alexion Pharmaceuticals, Inc.*                      220             3,333
      Embrex, Inc.*                                       420             9,173
      Gene Logic, Inc.*                                   630             8,820
      Maxygen*                                            230             2,755
      Serologicals Corp.*                               1,170            21,399
                                                                   ------------
                                                                         45,480
                                                                   ------------

                          QUAKER SMALL-CAP GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- (continued)

   CHEMICALS -- 1.20%
      Airgas, Inc.*                                     1,070      $     18,511
      Ferro Corp.                                         700            21,105
      Symyx Technologies, Inc.*                           460             6,403
                                                                   ------------
                                                                         46,019
                                                                   ------------

   COMMERCIAL SERVICES -- 5.48%
      Aaron Rents, Inc.                                   820            19,639
      Advisory Board Co.*                                 410            14,858
      Alliance Data Systems Corp.*                        330             8,432
      AMN Healthcare Services, Inc.*                      850            29,759
      Career Education Corp.*                             200             9,000
      Cross Country, Inc.*                                660            24,948
      FTI Consulting, Inc.*                             1,625            56,891
      Gaiam, Inc.*                                        670             9,809
      Hooper Holmes, Inc.                               1,050             8,474
      ICT Group, Inc.*                                    500             9,085
      Memberworks, Inc.*                                  690            12,786
      On Assignment, Inc.*                                350             6,230
      PRG-Schultz International, Inc.*                     30               369
                                                                   ------------
                                                                        210,280
                                                                   ------------

   COMPUTER SOFTWARE & SERVICES -- 4.77%
      Activision, Inc.*                                   290             8,427
      Ansys, Inc.*                                      1,190            23,919
      Documentum, Inc.*                                   470             5,640
      Eclipsys Corp.*                                   2,150            14,102
      EPIQ Systems, Inc.*                                 975            16,595
      Filenet Corp.*                                      490             7,105
      HNC Software, Inc.*                                 730            12,191
      HPL Technologies, Inc.*                             810            12,199
      Mantech International Corp.*                        760            18,232
      NDCHealth Corp.                                   1,090            30,411
      NETIQ Corp.*                                        840            19,009
      THQ, Inc.*                                          510            15,208
                                                                   ------------
                                                                        183,038
                                                                   ------------

   COMPUTERS -- 3.55%
      Catapult Communications Corp.*                      510            11,154
      Cognizant Technology Solutions Corp.*               960            51,600
      Dynamics Research Corp.*                            620            14,992
      Factset Research Systems, Inc.                    1,060            31,556
      Fidelity National Information Solutions, Inc.       450            10,800
      Tyler Technologies, Inc.*                         3,030            16,120
                                                                   ------------
                                                                        136,222
                                                                   ------------

   COSMETICS & TOILETRIES -- 0.38%
      Chattem, Inc.*                                      460            14,490
                                                                   ------------

                          QUAKER SMALL-CAP GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- (continued)

   DISTRIBUTION WHOLESALE -- 0.72%
      Owens & Minor, Inc.                                 100      $      1,976
      SCP Pool Corp.*                                     925            25,678
                                                                   ------------
                                                                         27,654
                                                                   ------------

   DIVERSIFIED HOLDING COMPANIES -- 0.23%
      Walter Industries, Inc.                             650             8,775
                                                                   ------------

   ELECTRONICS & ELECTRICAL COMPONENTS -- 5.50%
      Itron, Inc.*                                        930            24,394
      Ametek, Inc.                                      1,060            39,485
      Benchmark Electronics, Inc.*                        610            17,592
      DSP Group, Inc.*                                    130             2,548
      Fisher Scientific International, Inc.               900            25,200
      Flir Systems, Inc.*                                 630            26,441
      Merix Corp.*                                        530             4,547
      OSI Systems, Inc.*                                  460             9,122
      Varian, Inc.*                                     1,870            61,617
                                                                   ------------
                                                                        210,946
                                                                   ------------

   FINANCIAL SERVICES -- 1.71%
      Affiliated Managers Group*                          580            35,670
      American Home Mortgage Holdings, Inc.               510             6,370
      Financial Federal Corp.*                            680            22,814
      New Century Financial Corp.                          20               699
                                                                   ------------
                                                                         65,553
                                                                   ------------

   FOOD & BEVERAGES -- 1.42%
      Performance Food Group Co.*                       1,430            48,420
      JM Smucker Co.                                        2                68
      United Natural Foods, Inc.*                         310             6,045
                                                                   ------------
                                                                         54,533
                                                                   ------------

   FOREST PRODUCTS & PAPER -- 0.32%
      P.H. Glatfelter Co.                                 650            12,220
                                                                   ------------

   HEALTHCARE -- PRODUCTS -- 7.95%
      American Medical Systems Holdings, Inc.*          1,300            26,078
      Bruker Daltonics, Inc.*                           1,440             5,688
      Cantel Medical Corp.*                               600            11,040
      Cooper Cos., Inc.                                   250            11,775
      Diagnostic Products Corp.                           790            29,230
      ICU Medical, Inc.*                                  810            25,029
      Inamed Corp.*                                        10               267
      Merit Medical Systems, Inc.*                        788            16,183
      Oakley, Inc.*                                     1,520            26,600
      Ocular Sciences, Inc.*                            1,070            28,355
      Respironics, Inc.*                                1,470            50,054
      Steris Corp.*                                       350             6,608
      Techne Corp.*                                     1,110            31,324
      Women First Healthcare, Inc.*                       850             6,588
      Wright Medical Group, Inc.*                       1,480            29,837
                                                                   ------------
                                                                        304,656
                                                                   ------------

                          QUAKER SMALL-CAP GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- (continued)

   HEALTHCARE -- SERVICES -- 9.73%
      AMERIGROUP Corp.*                                   940      $     26,076
      Ameripath, Inc.*                                    290             6,960
      Apria Healthcare Group, Inc.*                     1,210            27,104
      Bioreliance Corp.*                                  350             8,726
      Centene Corp.*                                      290             8,984
      Covance, Inc.*                                    1,630            30,562
      LabOne, Inc.*                                       500            13,200
      LifePoint Hospitals, Inc.*                        1,040            37,762
      Mid Atlantic Medical Services, Inc.*                180             5,643
      Odyssey HealthCare, Inc.*                           770            27,719
      Orthodontic Centers Of America, Inc.*               900            20,646
      Pediatrix Medical Group, Inc.*                      100             2,500
      Province Healthcare Co.*                          1,725            38,571
      Radiologix, Inc.*                                 1,410            21,291
      Renal Care Group, Inc.*                           1,630            50,774
      Unilab Corp.*                                       490            13,421
      United Surgical Partners International, Inc.*     1,090            33,256
                                                                   ------------
                                                                        373,195
                                                                   ------------

   HOME BUILDERS -- 0.52%
      Hovnanian Enterprises, Inc.*                        250             8,970
      Meritage Corp.*                                     230            10,396
      Winnebago Industries                                 10               440
                                                                   ------------
                                                                         19,806
                                                                   ------------

   HOUSEHOLD PRODUCTS -- 2.03%
      Church & Dwight, Inc.                               570            17,858
      John H. Harland Co.                                 660            18,902
      Dial Corp.                                          540            10,811
      Scotts Co.*                                         250            11,350
      Standard Register Co.                               550            18,804
                                                                   ------------
                                                                         77,725
                                                                   ------------

   INSURANCE -- 2.05%
      Brown & Brown, Inc.                               1,770            56,197
      Philadelphia Consolidated Holding Co.               490            22,217
                                                                   ------------
                                                                         78,414
                                                                   ------------

   INTERNET SOFTWARE & SERVICES -- 0.90%
      At Road, Inc.*                                    1,110             6,750
      Digital Insight Corp.*                            1,010            16,614
      ProQuest Co.*                                       310            10,989
                                                                   ------------
                                                                         34,353
                                                                   ------------

   LEISURE & ENTERTAINMENT -- 3.61%
      Action Performance Cos., Inc.*                    1,490            47,084
      Argosy Gaming Co.*                                  260             7,384
      GTECH Holdings Corp.*                             2,100            53,634
      Multimedia Games, Inc.*                             880            19,193
      Racing Champions Ertl Corp.*                        600            11,082
                                                                   ------------
                                                                        138,377
                                                                   ------------

                          QUAKER SMALL-CAP GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------
COMMON STOCK -- (continued)

   LODGING -- 1.83%
      Ameristar Casinos, Inc.*                            800      $     23,248
      Boyd Gaming Corp.*                                1,400            20,104
      Choice Hotels International, Inc.*                1,340            26,813
                                                                   ------------
                                                                         70,165
                                                                   ------------

   MACHINERY -- 0.36%
      AGCO Corp.*                                         410             8,048
      Flowserve Corp.*                                    200             5,960
                                                                   ------------
                                                                         14,008
                                                                   ------------

   MANUFACTURING -- 1.51%
      Donaldson Co., Inc.                                 970            33,989
      Lydall, Inc.*                                       820            12,505
      Matthews International Corp.                        490            11,441
                                                                   ------------
                                                                         57,935
                                                                   ------------

   METAL FABRICATE & HARDWARE -- 0.70%
      Shaw Group, Inc.*                                   880            27,016
                                                                   ------------

   MULTI-MEDIA -- 0.90%
      Cumulus Media, Inc.*                                870            11,989
      Scholastic Corp.*                                   590            22,361
                                                                   ------------
                                                                         34,350
                                                                   ------------

   OFFICE EQUIPMENT & SUPPLIES -- 0.01%
      Global Imaging Systems, Inc.*                        10               190
                                                                   ------------

   OIL & GAS -- 3.35%
      Chesapeake Energy Corp.*                          4,020            28,944
      Key Energy Services, Inc.*                        3,290            34,249
      Magnum Hunter Resources, Inc.*                    2,770            21,855
      Spinnaker Exploration Co.*                          380            13,688
      St Mary Land & Exploration Co.                       40               957
      Swift Energy Co.*                                   150             2,340
      Oceaneering International, Inc.*                     10               265
      Superior Energy Services, Inc.*                      30               304
      Tetra Technologies, Inc.*                           160             4,248
      Veritas DGC, Inc.*                                1,700            21,420
                                                                   ------------
                                                                        128,270
                                                                   ------------

   PACKAGING & CONTAINERS -- 0.47%
      Silgan Holdings, Inc.*                              450            18,198
                                                                   ------------

   PHARMACEUTICALS -- 3.71%
      American Pharmaceutical Partners, Inc.*             890            11,000
      Cima Labs, Inc.*                                    540            13,025
      D&K Healthcare Resources, Inc.                    1,080            38,081
      Endo Pharmaceuticals Holdings, Inc.*              1,460            10,220
      First Horizon Pharmaceutical Corp.*               1,255            25,966
      Priority Healthcare Corp.*                        1,070            25,145
      Vivus, Inc.*                                      2,760            18,685
                                                                   ------------
                                                                        142,122
                                                                   ------------

                          QUAKER SMALL-CAP GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- (continued)

   RETAIL -- 14.60%
      AC Moore Arts & Crafts, Inc.*                       600      $     28,200
      Advance Auto Parts, Inc.*                           270            14,718
      Applebees International, Inc.                     1,043            23,925
      Chico's FAS, Inc.*                                  240             8,717
      Christopher & Banks Corp.*                        1,350            57,105
      Cost Plus, Inc.*                                    370            11,270
      Gart Sports Co.*                                    620            17,441
      Group 1 Automotive, Inc.*                            90             3,405
      Hibbett Sporting Goods, Inc.*                       350             8,890
      HOT Topic, Inc.*                                    555            14,824
      Insight Enterprises, Inc.*                          430            10,832
      Jack in the Box, Inc.*                               90             2,862
      Landry's Restaurants, Inc.                          340             8,673
      Michaels Stores, Inc.*                              210             8,190
      O'Reilly Automotive, Inc.*                        2,240            61,734
      Pacific Sunwear of California, Inc.*              1,330            29,486
      Panera Bread Co.*                                 1,100            38,225
      Party City Corp.*                                   830            13,529
      Petsmart, Inc.*                                     300             4,812
      Regis Corp.                                         410            11,078
      Ruby Tuesday, Inc.                                  620            12,028
      Ryan's Family Steak Houses, Inc.*                 1,200            15,852
      Shoe Carnival, Inc.*                                440             9,390
      Sonic Automotive, Inc.*                             700            18,025
      Sonic Corp.*                                      1,372            43,095
      Steak N Shake Co.                                   640             9,920
      Sports Authority, Inc.*                           1,360            15,450
      Too, Inc.*                                          270             8,316
      Tractor Supply Co.*                                 170            12,068
      Urban Outfitters, Inc.*                             750            26,040
      Whitehall Jewellers, Inc.*                          560            11,598
                                                                   ------------
                                                                        559,698
                                                                   ------------

   SAVINGS & LOANS -- 1.84%
      Dime Community Bancshares                           890            20,194
      New York Community BanCorp., Inc.                 1,428            38,699
      Staten Island BanCorp., Inc.                        600            11,520
                                                                   ------------
                                                                         70,413
                                                                   ------------

   SEMICONDUCTORS -- 0.73%
      FSI International, Inc.*                          1,250             9,337
      Semitool, Inc.*                                   1,230            10,037
      Skyworks Solutions, Inc.*                         1,550             8,603
                                                                   ------------
                                                                         27,977
                                                                   ------------

   TELECOMMUNICATIONS -- 1.62%
      Commonwealth Telephone Enterprises, Inc.*           720            28,973
      Computer Network Technology Corp.*                  770             4,720
      EMS Technologies, Inc.*                             490            10,138
      Powerwave Technologies, Inc.*                     2,020            18,503
                                                                   ------------
                                                                         62,334
                                                                   ------------

                          QUAKER SMALL-CAP GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------       ------

COMMON STOCK -- (continued)

      TRANSPORTATION -- 1.72%
         EGL, Inc.*                                       110      $      1,866
         Genesee & Wyoming, Inc.*                         790            17,822
         Gulfmark Offshore, Inc.*                          90             3,727
         Knight Transportation, Inc.*                   1,547            35,875
         PAM Transportation Services, Inc.*               280             6,726
                                                                   ------------
                                                                         66,016
                                                                   ------------
         TOTAL COMMON STOCK (COST $3,472,207)                         3,585,213
                                                                   ------------

INDEX FUNDS -- 6.26%
         iShares Russell 2000 Growth Index Fund         3,750           178,875
         iShares S&P MidCap 400/BARRA Growth Index Fund   600            60,996
                                                                   ------------
         TOTAL INDEX FUNDS (COST $257,095)                              239,871
                                                                   ------------

SHORT-TERM INVESTMENTS -- 0.34%
         Evergreen Money Market Institutional Treasury
            Money Market Fund Institutional Service    13,074            13,074
                                                                   ------------
         TOTAL SHORT-TERM INVESTMENTS (COST $13,074)                     13,074
                                                                   ------------

TOTAL VALUE OF INVESTMENTS (COST $3,742,376)(100.12%)                 3,838,158
LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-0.12%)                      (4,704)
                                                                   ------------
         NET ASSETS (100.00%)                                      $  3,833,454
                                                                   ============

*Non-income producing investment

    The accompanying notes are an integral part of the financial statements.


                            QUAKER FIXED INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                                                  PRINCIPAL     VALUE
                                                                                  ---------     -----
AGENCY OBLIGATIONS -- 24.13%

   FEDERAL HOME LOAN MORTGAGE CORP. -- 9.34%
      Freddie Mac, 6.00%, 05/25/12                                                1,040,000  $ 1,049,591
      Freddie Mac 22 C, 9.50%, 04/15/20                                             136,708      143,542
                                                                                             -----------
                                                                                               1,193,133
                                                                                             -----------

   FEDERAL HOME LOAN MORTGAGE CORP. -- 9.28%
      Fannie Mae, 2002-27 SR-IO, 6.16%, 04/25/32                                  8,894,956    1,104,673
      Fannie Mae 1993-152 K, P.O., 0.00%, 08/25/23                                   96,614       79,658
                                                                                             -----------
                                                                                               1,184,331
                                                                                             -----------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.51%
      GNMA, 2002-41, 6.00%, 07/20/27                                                690,000      703,369
                                                                                             -----------
      TOTAL AGENCY OBLIGATIONS (COST $2,949,329)                                               3,080,833
                                                                                             -----------

ASSET BACKED SECURITIES -- 13.90%

   FINANCIAL SERVICES -- 13.90%
      Asset Securitization Corp. 1997-MD7 A1A, 7.32%, 01/13/30                       49,731       53,067
      Chase Commercial Mortgage Securities Corp. 1996-1 A1, 7.60%, 12/18/05          37,193       39,787
      Chase Commercial Mortgage Securities Corp. 1996-2 A2, 6.90%, 09/19/06          83,293       89,168
      Chase Commercial Mortgage Securities Corp. 1999-2 A1, 7.032%, 10/15/08         66,964       71,902
      Commercial Mortgage, 7.03%, 05/15/09                                           20,000       21,851
      Conseco Finance Securitizations Corp. 2000-1 M2, 9.08%, 05/01/31               25,000       26,784
      Continental Airlines, 7.373%, 12/15/15                                        340,000      337,254
      CS First Boston Mortgage Securities Corp. 1997-C1 A1B, 7.15%, 08/20/06         80,000       85,667
      CS First Boston Mortgage Securities Corp. 1998-C1 A1A, 6.26%, 12/17/07         43,091       45,234
      CS First Boston Mortgage Securities Corp. 1998-C1 A1B, 6.48%, 05/17/08         90,000       95,641
      Deutsche Mortgage And Asset Receiving Corp. 1998-C1 A2, 6.538%, 02/15/08       65,000       68,646
      DLJ Commercial Mortgage Corp. 1998-CF1 A1B, 6.41%, 02/15/08                    25,000       26,476
      DLJ Commercial Mortgage Corp. 1998-CG1 A1B, 6.41%, 05/10/08                   105,000      111,872
      FDIC REMIC Trust 1996-C1 1A, 6.75%, 05/25/26                                   51,996       52,855
      First Union-Lehman Bros. Comm. Mortgage 1997-C1 A3, 7.38%, 04/18/07           110,000      121,018
      GMAC Commercial Mortgage Sec. Corp. 1997-C2 A3, 6.566%, 11/15/07               45,000       46,974
      JP Morgan Commercial Mort. Finance Corp. 1999-C7 A1, 6.18%, 10/15/35           40,192       42,179
      Lehman Large Loan 1997-LLI A1, 6.79%, 06/12/04                                 15,825       16,651
      Merrill Lynch Mortgage Investors, Inc. 1995-C2 A1, 7.0215%, 06/15/21           55,752       57,132
      Merrill Lynch Mortgage Investors, Inc. 1998-C1 A1, 6.31%, 11/15/26             21,101       21,996
      Merrill Lynch Mortgage Investors, Inc. 1998-C2 A2, 6.39%, 02/15/30             65,000       68,855
      Merrill Lynch Mortgage Investors, Inc. 1997-C1 A3, 7.12%, 06/18/29             20,000       21,658
      Morgan Stanley Capital I 1998-HF1 A1, 6.19%, 01/15/07                          29,341       30,774
      Mortgage Capital Funding, Inc. 1998-MC1 A1, 6.417%, 06/18/07                   47,192       49,742
      Mortgage Capital Funding, Inc. 1998-MC3 A1, 6.001%, 11/18/31                   17,428       18,140
      Nomura Asset Securities Corp. 6.3368%                                          50,000       53,931
      Salomon Brothers Mortage Securities VI 1986-1 A, 6.00%, 12/25/11               97,529       99,865
                                                                                             -----------
      TOTAL ASSET BACKED SECURITIES (COST $1,601,613)                                          1,775,119
                                                                                             -----------


                            QUAKER FIXED INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                                         PRINCIPAL       VALUE
                                                                         ---------       -----
CORPORATE BONDS -- 32.14%

   AIRLINES -- 2.74%
      United Airlines, 7.186%, 04/01/11                                   372,999     $   349,295
                                                                                      -----------

   CHEMICALS -- 5.12%
      Cytec Industries, Inc., 6.75%, 03/15/08                             105,000         104,032
      HNA Holdings Inc., 6.125%, 02/01/04                                  25,000          25,989
      HNA Holdings Inc., 7.125%, 03/15/09                                 150,000         159,827
      Nova Chemicals, Inc., 7.00%, 09/15/05                               365,000         364,329
                                                                                      -----------
                                                                                          654,177
                                                                                      -----------

   DISTRIBUTION WHOLESALE -- 7.30%
      Boise Cascade Office Products, Inc., 7.05%, 05/15/05                915,000         932,280
                                                                                      -----------

   FOREST & PAPER PRODUCTS -- 7.41%
      Abitibi-Consolidated, Inc., 8.55%, 08/01/10                         265,000         276,606
      Boise Cascade Co., 6.70%, 12/01/26                                  400,000         416,524
      Georgia Pacific Corp., 8.125%, 05/15/11                             265,000         253,631
                                                                                      -----------
                                                                                          946,761
                                                                                      -----------

   LEISURE & ENTERTAINMENT -- 0.75%
      Circus Circus, 6.70%, 11/15/96                                       95,000          95,389
                                                                                      -----------

   MEDICAL PRODUCTS -- 2.04%
      Bard (C.R.) Inc., 6.70%, 12/01/26                                   250,000         260,631
                                                                                      -----------

   MUTLI-MEDIA -- 2.38%
      AOL Time Warner, Inc. 6.875%, 05/01/12                              330,000         304,342
                                                                                      -----------

   RETAIL -- 0.98%
      Ikon Office Solutions, 6.75%, 11/01/04                              130,000         125,175
                                                                                      -----------

   UTILITIES -- 3.42%
      Calpine Energy Corp. 8.50%, 02/15/01                                355,000         237,850
      NRG Energy, Inc., 6.75%, 07/15/06                                   245,000         198,450
                                                                                      -----------
                                                                                          436,300
                                                                                      -----------
      TOTAL CORPORATE BONDS (COST $4,236,255)                                           4,104,350
                                                                                      -----------

U.S. GOVERNMENT SECURITIES -- 39.70%

      U.S. TREASURY NOTES -- 39.70%
      U.S. Treasury Note, 4.375%, 05/15/07                              5,000,000       5,068,750
                                                                                      -----------
      TOTAL U.S. GOVERNMENT SECURITIES (COST $5,020,821)                                5,068,750
                                                                                      -----------

SHORT-TERM INVESTMENTS -- 0.65%
      Evergreen Money Market Institutional Treasury
         Money Market Fund Institutional Service Shares                    83,371          83,371
                                                                                      -----------
      TOTAL SHORT-TERM INVESTMENTS (COST $83,371)                                          83,371
                                                                                      -----------

TOTAL VALUE OF INVESTMENTS (COST $13,891,389)(110.52%)                                 14,112,423
LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-10.52%)                                   (1,342,842)
                                                                                      -----------
      NET ASSETS (100.00%)                                                            $12,769,581
                                                                                      ===========


    The accompanying notes are an integral part of the financial statements.

                             QUAKER HIGH YIELD FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                     NUMBER      MARKET
                                                    OF SHARES     VALUE
                                                    ---------    ------
COMMON STOCK -- 1.18%

   REAL ESTATE INVESTMENT TRUSTS -- 1.18%
      Innkeepers USA Trust                             10,000   $  95,800
                                                                ---------
      TOTAL COMMON STOCK (COST $101,300)                           95,800
                                                                ---------


                                                    PRINCIPAL     VALUE
                                                    ---------     -----
CORPORATE BONDS -- 71.45%

   AIRLINES -- 13.44%
      American Airlines, Inc., 8.80%, 09/16/15        320,000     314,359
      Delta Airlines Inc., 10.125%, 05/15/10          400,000     394,266
      United Airlines, 9.00%, 12/15/03                485,000     388,000
                                                                ---------
                                                                1,096,625
                                                                ---------
   AUTO MANUFACTURERS -- 0.35%
      Navistar International Corp., 8.00%, 02/01/08    30,000      28,875
                                                                ---------

   AUTO PARTS & EQUIPMENT -- 3.02%
      Dana Corp., 6.50%, 03/01/09                     285,000     246,525
                                                                ---------

   BUILDING -- 1.98%
      Foster Wheeler Corp. 6.75%, 11/15/2005          265,000     161,650
                                                                ---------

   CHEMICALS -- 3.40%
      Lyondell Chemical Co., 9.875%, 05/01/07         290,000     277,675
                                                                ---------

   COMMERCIAL SERVICES -- 1.29%
      Reynolds and Reynolds, 7.00%, 12/15/06        1,000,000     105,403
                                                                ---------

   ELECTRICAL SERVICES -- 6.48%
      Western Resources, Inc., 6.875%, 08/01/04       560,000     528,218
                                                                ---------

   HEALTHCARE -- SERVICES -- 3.12%
      FHP International PHSY 7.00%, 09/15/03          260,000     254,570
                                                                ---------

   INSURANCE -- 3.53%
      Conseco Financing, 8.70%, 11/15/26            1,600,000     288,000
                                                                ---------

   MACHINERY -- 3.17%
      Case Corp., 6.25%, 12/01/03                     265,000     258,662
                                                                ---------

   OIL & GAS -- 0.12%
      Lone Star Technologies, Inc., 9.00%, 06/01/11    10,000       9,550
                                                                ---------

   SEMICONDUCTORS -- 19.86%
      Conexant Systems, Inc., 4.25%, 05/01/06         585,000     299,081
      International Rectifier Corp., 4.25%, 07/15/07  590,000     490,438
      Lattice Semiconductor Corp., 4.75%, 11/01/06    440,000     372,900
      Vitesse Semconductor Corp., 4.00%, 3/15/05      590,000     457,250
                                                                ---------
                                                                1,619,669
                                                                ---------

                             QUAKER HIGH YIELD FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                        PRINCIPAL     VALUE
                                                        ---------     -----
   TELECOMMUNICATIONS -- 10.58%
      Level 3 Communications, 9.125%, 05/01/08            585,000  $   198,900
      Nextel Communication, Inc., 5.25%, 01/15/10       1,000,000      413,750
      NTL Communications Corp., 7.00%, 12/15/08         1,000,000      250,000
                                                                   -----------
                                                                       862,650
                                                                   -----------

   TRANSPORTATION & SHIPPING -- 1.11%
      Airborne Freight, 7.35%, 09/19/2005                 100,000       90,878
                                                                   -----------
      TOTAL CORPORATE BONDS (COST $7,127,854)                        5,828,950
                                                                   -----------

GOVERNMENT SECURITIES -- 24.51%

   U.S. TREASURY BILLS -- 24.51%
      U.S Treasury Bill, 07/05/02(a)                    2,000,000    1,999,638
                                                                   -----------
      TOTAL GOVERNMENT SECURITIES (COST $1,999,638)                  1,999,638
                                                                   -----------

SHORT-TERM INVESTMENTS -- 1.40%
      Merrill Master Repo Trust                           114,136      114,136
                                                                   -----------
      TOTAL SHORT-TERM INVESTMENTS (COST $114,136)                     114,136
                                                                   -----------

TOTAL VALUE OF INVESTMENTS (COST $9,342,928)(98.54%)                 8,038,524
OTHER ASSETS LESS LIABILITIES, NET (1.46%)                             119,448
                                                                   -----------
   NET ASSETS (100.00%)                                            $ 8,157,972
                                                                   ===========

(a) Priced at Amortized Cost


    The accompanying notes are an integral part of the financial statements.

                   QUAKER-LONG BOW SCIENCE & TECHNOLOGY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002


                                                        NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------        -----
COMMON STOCK -- 84.16%

   BIOTECHNOLOGY -- 4.80%
      Amgen, Inc.*                                        100      $      4,188
      Idec Pharmaceuticals Corp.*                         200             7,090
                                                                   ------------
                                                                         11,278
                                                                   ------------

   COMPUTER SOFTWARE & SERVICES -- 10.51%
      BEA Systems, Inc.*                                  400             3,764
      Peoplesoft, Inc.*                                   200             2,976
      Rational Software Corp.*                            200             1,642
      Siebel Systems, Inc.*                               300             4,266
      Sybase, Inc.*                                       200             2,110
      THQ, Inc.*                                          300             8,946
      Wind River Systems, Inc.*                           200             1,002
                                                                   ------------
                                                                         24,706
                                                                   ------------

   COMPUTERS -- 2.74%
      Network Appliance, Inc.*                            200             2,482
      Veritas Software Corp.*                             200             3,958
                                                                   ------------
                                                                          6,440
                                                                   ------------

   ELECTRONICS & ELECTRICAL EQUIPMENT -- 7 42%
      Cymer, Inc.*                                        200             7,008
      Flextronics International Ltd.*                     300             2,139
      Koninklijke Philips Electronics NV                  300             8,280
                                                                   ------------
                                                                         17,427
                                                                   ------------

   INTERNET SOFTWARE & SERVICES -- 6.07%
      Check Point Software Technologies Ltd.*             200             2,712
      E.piphany, Inc.*                                    400             1,756
      Internet Security Systems, Inc.*                    300             3,936
      Macromedia, Inc.*                                   500             4,435
      VeriSign, Inc.*                                     200             1,438
                                                                   ------------
                                                                         14,277
                                                                   ------------

   PHARMACEUTICALS -- 3.85%
      Cephalon, Inc.*                                     200             9,040
                                                                   ------------

   SEMICONDUCTORS -- 38.03%
      ATI Technologies, Inc.*                             400             2,764
      Atmel Corp.*                                        800             5,008
      Broadcom Corp.*                                     300             5,262
      Dupont Photomasks, Inc.*                            200             6,496
      ESS Technology, Inc.*                               500             8,770
      Intel Corp.                                         300             5,481
      International Rectifier Corp.*                      200             5,830
      Intersil Corp.*                                     200             4,276
      Kulicke & Soffa Industries, Inc.*                   400             4,956
      Lam Research Corp.*                                 300             5,394
      Micron Technology, Inc.*                            300             6,066
      Novellus Systems, Inc.*                             200             6,800
      QLogic Corp.*                                       100             3,810
      STMicroelectronics NV                               200             4,866

                   QUAKER-LONG BOW SCIENCE & TECHNOLOGY FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                        NUMBER         MARKET
                                                      OF SHARES        VALUE
                                                      ---------        -----
COMMON STOCK -- (continued)

      SEMICONDUCTORS -- (continued)
         Teradyne, Inc.*                                  200      $      4,700
         Texas Instruments, Inc.                          200             4,740
         Vitesse Semiconductor Corp.*                     600             1,896
         Xilinx, Inc.*                                    100             2,243
                                                                   ------------
                                                                         89,358
                                                                   ------------

      TELECOMMUNICATIONS -- 10.74%
         Cisco Systems, Inc.*                             300             4,185
         Nokia Corp.                                      300             4,344
         Powerwave Technologies, Inc.*                    500             4,580
         RF Micro Devices, Inc.*                          200             1,524
         Scientific-Atlanta, Inc.                         400             6,580
         Utstarcom, Inc.*                                 200             4,034
                                                                   ------------
                                                                         25,247
                                                                   ------------
         TOTAL COMMON STOCK (COST $319,364)                             197,773
                                                                   ------------

SHORT-TERM INVESTMENTS -- 15.56%
         Merrill Master Repo Trust                     36,556            36,556
                                                                   ------------
         TOTAL SHORT-TERM INVESTMENTS (COST $36,556)                     36,556
                                                                   ------------
TOTAL VALUE OF INVESTMENTS (COST $355,920)(99.72%)                      234,329
OTHER ASSETS LESS LIABILITIES, NET (0.28%)                                  658
                                                                   ------------
      NET ASSETS (100.00%)                                         $    234,987
                                                                   ============


*Non-income producing investment



    The accompanying notes are an integral part of the financial statements.

                       QUAKER CAPITAL OPPORTUNITIES FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                        NUMBER        MARKET
                                                      OF SHARES        VALUE
                                                      ---------        -----
COMMON STOCK -- 84.93%

   AEROSPACE & DEFENSE -- 8.30%
      General Dynamics Corp.                              900      $     95,715
      Lockheed Martin Corp.                             2,500           173,750
      Northrop Grumman Corp.                              850           106,250
                                                                   ------------
                                                                        375,715
                                                                   ------------

   BANKS -- 1.92%
      Associated Banc-Corp                              2,300            86,733
                                                                   ------------

   BIOTECHNOLOGY -- 0.54%
      Gene Logic, Inc.*                                 1,750            24,500
                                                                   ------------

   COMMERCIAL SERVICES -- 2.47%
      Moody's Corp.                                     2,250           111,938
                                                                   ------------

   COMPUTER SOFTWARE & SERVICES -- 3.40%
      Dun & Bradstreet Corp.*                           4,650           153,683
                                                                   ------------

   ELECTRONICS & ELECTRICAL EQUIPMENT -- 0.31%
      Koninklijke Philips Electronics NV                  500            13,800
                                                                   ------------

   HEALTHCARE -- PRODUCTS -- 0.79%
      Zimmer Holdings, Inc.*                            1,000            35,660
                                                                   ------------

   HOUSEHOLD PRODUCTS -- 1.24%
      Fortune Brands, Inc.                              1,000            55,940
                                                                   ------------

   INSURANCE -- 3.46%
      Fidelity National Financial, Inc.                 1,500            47,400
      Loews Corp.                                       2,030           109,011
                                                                   ------------
                                                                        156,411
                                                                   ------------

   INTERNET SOFTWARE & SERVICES -- 0.88%
      EDGAR Online, Inc.*                              20,000            39,600
                                                                   ------------

   MANUFACTURING -- 0.78%
      Honeywell International, Inc.                     1,000            35,230
                                                                   ------------

   MINING -- 8.80%
      Barrick Gold Corp.                                6,500           123,435
      Gold Fields Ltd.                                 15,000           168,300
      PAN American Silver Corp.*                       10,000            74,700
      Sons of Gwalia Ltd.*                             10,000            32,000
                                                                   ------------
                                                                        398,435
                                                                   ------------

   MULTI-MEDIA -- 0.76%
      News Corp Ltd.                                    1,750            34,562
                                                                   ------------

   OFFICE EQUIPMENT & SUPPLIES -- 0.99%
      Canon, Inc.                                       1,000            37,830
      Xerox Corp.*                                      1,000             6,970
                                                                   ------------
                                                                         44,800
                                                                   ------------

                       QUAKER CAPITAL OPPORTUNITIES FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                        NUMBER        MARKET
                                                      OF SHARES        VALUE
                                                      ---------        -----
COMMON STOCK -- (continued)

   OIL & GAS -- 9.36%
      Chesapeake Energy Corp.*                         18,000      $    129,600
      Mitcham Industries, Inc.*                         7,500            27,000
      Parker Drilling Co.*                             37,500           122,625
      Royal Dutch Petroleum Co.                         1,000            55,270
      Suncor Energy. Inc.                               5,000            89,300
                                                                   ------------
                                                                        423,795
                                                                   ------------

   PHARMACEUTICALS -- 1.44%
      Abbott Laboratories                               1,500            56,475
      Pharmacopeia, Inc.*                               1,000             8,519
                                                                   ------------
                                                                         64,994
                                                                   ------------

   REAL ESTATE -- 11.44%
      Hospitality Properties Trust                      1,250            45,625
      Manufactured Home Communities, Inc.               3,300           114,873
      St. Joe Co.                                       7,750           232,655
      Sun Communities, Inc.                             3,000           124,710
                                                                   ------------
                                                                        517,863
                                                                   ------------

   RETAIL -- 15.14%
      CBRL Group, Inc.                                  1,000            30,520
      Charming Shoppes, Inc.*                           1,000             8,640
      Chicago Pizza & Brewery, Inc.*                   15,000           149,700
      Finish Line, Inc.*                                1,000            17,920
      Gap, Inc.                                         9,000           127,800
      Garden Fresh Restaurant Corp.*                    3,500            41,475
      Lone Star Steakhouse & Saloon, Inc.               3,750            88,462
      Outback Steakhouse, Inc.*                         1,000            35,100
      Ross Stores, Inc.                                 1,150            46,863
      Ruby Tuesday, Inc.                                5,400           104,760
      Smith & Wollensky Restaurant Group, Inc.*         6,000            33,960
                                                                   ------------
                                                                        685,200
                                                                   ------------

   SAVINGS & LOANS -- 3.44%
      Flagstar Bancorp, Inc.                            6,750           155,925
                                                                   ------------

   SEMICONDUCTORS -- 0.75%
      Advanced Micro Devices, Inc.*                     3,500            34,020
                                                                   ------------

   TELECOMMUNICATIONS -- 4.52%
      BCE, Inc.                                         7,000           121,940
      IDT Corp.*                                        3,000            50,760
      Nextel Communications, Inc.*                     10,000            32,100
                                                                   ------------
                                                                        204,800
                                                                   ------------

   TRANSPORTATION -- 3.66%
      Expeditors International Washington, Inc.         5,000           165,800
                                                                   ------------

                       QUAKER CAPITAL OPPORTUNITIES FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                          NUMBER      MARKET
                                                        OF SHARES     VALUE
                                                        ---------     ------
COMMON STOCK -- (continued)

   UTILITIES -- 0.54%
      TECO Energy, Inc.                                     1,000  $     24,500
                                                                   ------------
      TOTAL COMMON STOCK (COST $3,960,360)                            3,843,904
                                                                   ------------

SHORT-TERM INVESTMENTS -- 22.19%
      Merrill Master Repo Trust                         1,004,606     1,004,606
                                                                   ------------
      TOTAL SHORT-TERM INVESTMENTS (COST $1,004,606)                  1,004,606
                                                                   ------------

TOTAL VALUE OF INVESTMENTS (COST $4,964,966)(107.12%)                 4,848,510
LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-7.12%)                    (322,105)
                                                                   ------------
   NET ASSETS (100.00%)                                            $  4,526,405
                                                                   ============


*Non-income producing investment



    The accompanying notes are an integral part of the financial statements.

                         GEEWAX TERKER CORE VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                       NUMBER          MARKET
                                                      OF SHARES        VALUE
                                                      ---------        ------
COMMON STOCK -- 96.73%

   AUTO MANUFACTURERS -- 1.68%
      General Motors Corp.                                300      $     16,035
                                                                   ------------

   AUTO PARTS & EQUIPMENT -- 5.17%
      Advance Auto Parts, Inc.*                           300            16,353
      Aftermarket Technology Corp.*                     1,700            33,133
                                                                   ------------
                                                                         49,486
                                                                   ------------

   CHEMICALS -- 3.81%
      Rohm & Haas Co.                                     900            36,441
                                                                   ------------

   COMMERCIAL SERVICES -- 3.72%
      Alliance Data Systems Corp.*                        400            10,220
      Cendant Corp.*                                    1,600            25,408
                                                                   ------------
                                                                         35,628
                                                                   ------------

   COMPUTER SOFTWARE & SERVICES -- 3.96%
      Microsoft Corp.*                                    700            37,884
                                                                   ------------

   COMPUTERS -- 3.01%
      International Business Machines Corp.               400            28,800
                                                                   ------------

   COSMETICS & TOILETRIES -- 8.34%
      Chattem, Inc.*                                    1,400            44,100
      Procter & Gamble Co.                                400            35,720
                                                                   ------------
                                                                         79,820
                                                                   ------------

   FINANCIAL SERVICES -- 11.25%
      American Express Co.                                900            32,688
      Citigroup, Inc.                                     700            27,125
      Fannie Mae                                          400            29,500
      Freddie Mac                                         300            18,360
                                                                   ------------
                                                                        107,673
                                                                   ------------

   FOOD & BEVERAGES -- 5.30%
      Anheuser-Busch Cos., Inc.                           600            30,000
      Kraft Foods, Inc.                                   500            20,475
      JM Smucker Co.                                        8               273
                                                                   ------------
                                                                         50,748
                                                                   ------------

   HEALTHCARE -- PRODUCTS -- 6.19%
      Cantel Medical Corp.*                             1,800            33,120
      Johnson & Johnson                                   500            26,130
                                                                   ------------
                                                                         59,250
                                                                   ------------

   HEALTHCARE -- SERVICES -- 1.41%
      Anthem Inc.*                                        200            13,444
                                                                   ------------

   HOTELS -- 1.19%
      Marriott International, Inc.                        300            11,415
                                                                   ------------

                         GEEWAX TERKER CORE VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2002

                                                           NUMBER      MARKET
                                                          OF SHARES    VALUE
                                                          ---------    ------
COMMON STOCK -- (continued)

   INSURANCE -- 7.30%
      Cigna Corp.                                             200    $  19,484
      Prudential Financial, Inc.*                             860       28,689
      Principal Financial Group, Inc.*                        700       21,700
                                                                     ---------
                                                                        69,873
                                                                     ---------

   MANUFACTURING -- 3.31%
      Honeywell International, Inc.                           900       31,707
                                                                     ---------

   MULTI-MEDIA -- 2.77%
      Walt Disney Co.                                       1,400       26,460
                                                                     ---------

   OFFICE EQUIPMENT & SUPPLIES -- 2.91%
      Pitney Bowes, Inc.                                      700       27,804
                                                                     ---------

   OIL & GAS -- 5.85%
      Devon Energy Corp.                                      800       39,424
      EL Paso Corp.                                           800       16,488
                                                                     ---------
                                                                        55,912
                                                                     ---------

   PHARMACEUTICALS -- 5.25%
      Merck & Co., Inc.                                       400       20,256
      Pharmacia Corp.                                         800       29,960
                                                                     ---------
                                                                        50,216
                                                                     ---------

   RETAIL -- 6.96%
      Party City Corp.*                                     2,400       39,120
      Wal-Mart Stores, Inc.                                   500       27,505
                                                                     ---------
                                                                        66,625
                                                                     ---------

   TELECOMMUNICATIONS -- 4.28%
      BellSouth Corp.                                       1,300       40,950
                                                                     ---------

   TRANSPORTATION -- 3.07%
      Genesee & Wyoming, Inc.*                              1,300       29,328
                                                                     ---------
      TOTAL COMMON STOCK (COST $994,559)                               925,499
                                                                     ---------

INDEX FUNDS -- 2.85%
      iShares Russell 2000 Value Index Fund                   200       27,280
                                                                     ---------
      TOTAL INDEX FUNDS (COST $29,056)                                  27,280
                                                                     ---------

SHORT-TERM INVESTMENTS -- 0.45%
      Merrill Master Repo Trust                             4,303        4,303
                                                                     ---------
      TOTAL SHORT-TERM INVESTMENTS (COST $4,303)                         4,303
                                                                     ---------

TOTAL VALUE OF INVESTMENTS (COST $1,027,918)(100.03%)                  957,082
LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-0.03%)                       (314)
                                                                     ---------
         NET ASSETS (100.00%)                                        $ 956,768
                                                                     =========

*Non-income producing investment

    The accompanying notes are an integral part of the financial statements.


                            QUAKER INVESTMENT TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 2002

                                                                CORE EQUITY    AGGRESSIVE      MID-CAP      SMALL-CAP     SMALL-CAP
                                                                   FUND        GROWTH FUND    VALUE FUND    VALUE FUND   GROWTH FUND
                                                                --------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $14,401,587, $157,246,154,
      $19,577,038, $24,544,531, $3,742,376, $13,891,389,
      $9,342,928, $355,920, $4,964,966 and $1,027,918)
      (note 6)                                                  $13,459,178   $156,604,137   $19,753,711   $26,572,314   $3,838,158
   Deposits with brokers for securities sold short                       --     60,211,024            --            --           --
   Receivables:
      Dividends and interest                                         11,728         91,379        12,793        15,501          351
      Fund shares sold                                                   49        969,509        54,853        34,025           --
      Investment securities sold                                    137,996      8,200,434       134,772     1,308,599           --
   Deferred organization expenses, net (note 3)                          --             --         1,425            --           --
   Prepaid expenses and other assets                                 11,839         68,551        18,586        24,307        1,844
                                                                -----------   ------------   -----------    ----------   ----------
         TOTAL ASSETS                                            13,620,790    226,145,034    19,976,140    27,954,746    3,840,353
                                                                -----------   ------------   -----------    ----------   ----------

LIABILITIES:
   Payables:
      Call options written, at value (premiums
         received $274,507)                                              --        128,795            --            --           --
      Securities sold short, at value (proceeds $26,420,172)             --     25,624,239            --            --           --
      Fund shares redeemed                                            1,650        821,720        13,100        11,821           --
      Investment securities purchased                               202,444     20,247,770       233,211     1,504,658           --
      Distributions                                                      --             --            --            --           --
   Accrued expenses                                                  16,926        180,747        22,043        22,076        3,536
   Due to advisor (note 2)                                           11,932        193,739        17,542        99,078        3,363
                                                                -----------   ------------   -----------   -----------   ----------
         TOTAL LIABILITIES                                          232,952     47,197,010       285,896     1,637,633        6,899
                                                                -----------   ------------   -----------   -----------   ----------
NET ASSETS                                                      $13,387,838   $178,948,024   $19,690,244   $26,317,113   $3,833,454
                                                                ===========   ============   ===========   ===========   ==========

NET ASSETS CONSIST OF:
   Paid-in capital                                              $20,728,756   $201,779,146   $19,044,341   $22,522,334   $4,435,317
   Accumulated net realized gain (loss) on investments           (6,398,509)   (23,130,750)      469,230     1,766,996     (697,645)
   Net unrealized appreciation (depreciation) on investments       (942,409)       299,628       176,673     2,027,783       95,782
                                                                -----------   ------------   -----------   -----------   ----------
      TOTAL NET ASSETS                                          $13,387,838   $178,948,024   $19,690,244   $26,317,113   $3,833,454
                                                                ===========   ============   ===========   ===========   ==========
CLASS A SHARES:
   Net Assets (Applicable to 1,089,963, 9,967,372, 438,081,
      528,840, 18,162, 1,071,513, 69,077, 36,989, 216,802
      and 103,040 shares outstanding, respectively;
      unlimited shares of $0.01 par value, beneficial
      interest authorized)                                      $10,503,843   $159,754,627   $ 5,168,387   $ 7,885,120   $  140,060
                                                                ===========   ============   ===========   ===========   ==========
                                                                $      9.64   $      16.03   $     11.80   $     14.91   $     7.71
                                                                ===========   ============   ===========   ===========   ==========
   Offering price per share                                     $     10.20   $      16.96   $     12.49   $     15.78   $     8.16
                                                                ===========   ============   ===========   ===========   ==========

CLASS B SHARES:
   Net Assets (Applicable to 9,402, 570,939, 214,824, 36,636,
      4,515, 71,094, 49,089, and 39,375 shares outstanding,
      respectively; unlimited shares of $0.01 par value,
      beneficial interest authorized)                           $    89,480   $  9,077,171   $ 2,515,181   $   540,212   $   34,621
                                                                ===========   ============   ===========   ===========   ==========
   Net Asset Value, offering and redemption(1) price per share  $      9.52   $      15.90   $     11.71   $     14.75   $     7.67
                                                                ===========   ============   ===========   ===========   ==========

CLASS C SHARES:
   Net Assets (Applicable to 43,096, 339,206, 475,331,
      67,440, 8,623, 119,851, 23,677, and 221,888 shares
      outstanding, respectively; unlimited shares of $0.01
      par value, beneficial interest authorized)                $   407,671   $  5,376,487   $ 5,507,984   $   972,439   $   66,149
                                                                ===========   ============   ===========   ===========   ==========

   Net Asset Value, offering and redemption(1) price per share  $      9.46   $      15.85   $     11.59   $     14.42   $     7.67
                                                                ===========   ============   ===========   ===========   ==========

CLASS I SHARES:
   Net Assets (Applicable to 260,561, 294,757,
      546,012, 1,129,214, 462,407, 2,886, and
      972,909 shares outstanding, respectively;
      unlimited shares of $0.01 par value, beneficial
      interest authorized)                                      $ 2,386,844   $  4,739,739   $ 6,498,692   $16,919,342   $3,592,624
                                                                ===========   ============   ===========   ===========   ==========
   Net Asset Value, redemption and offering price per share     $      9.16   $      16.08   $     11.90   $     14.98   $     7.77
                                                                ===========   ============   ===========   ===========   ==========


(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge.


                            QUAKER INVESTMENT TRUST
                STATEMENTS OF ASSETS AND LIABILITIES -- (Continued)
                                 JUNE 30, 2002
                                                                                               LONG BOW                    GEEWAX
                                                                                                SCIENCE       CAPITAL      TERKER
                                                                 FIXED INCOME   HIGH YIELD   & TECHNOLOGY  OPPORTUNITIES CORE VALUE
                                                                     FUND          FUND         FUND           FUND        FUND
                                                                --------------------------------------------------------------------

ASSETS:
   Investments, at value (cost $14,401,587, $157,246,154,
      $19,577,038, $24,544,531, $3,742,376, $13,891,389,
      $9,342,928, $355,920, $4,964,966 and $1,027,918)
      (note 6)                                                  $14,112,423    $ 8,038,524    $ 234,329     $4,848,510   $  957,082
   Deposits with brokers for securities sold short                       --             --           --             --           --
   Receivables:
      Dividends and interest                                        140,466        134,786           62          3,889          646
      Fund shares sold                                               11,555         38,290           --        182,647           --
      Investment securities sold                                      4,290             --           --        126,690           --
   Deferred organization expenses, net (note 3)                          --             --           --             --           --
   Prepaid expenses and other assets                                 12,088            876        2,292          8,341          824
                                                                -----------    -----------    ---------     ----------   ----------
         TOTAL ASSETS                                            14,280,822      8,212,476      236,683      5,170,077      958,552
                                                                -----------    -----------    ---------     ----------   ----------

LIABILITIES:
   Payables:
      Call options written, at value (premiums
         received $274,507)                                              --             --           --             --           --
      Securities sold short, at value (proceeds $26,420,172)             --             --           --             --           --
      Fund shares redeemed                                        1,483,944             --        1,159             --           --
      Investment securities purchased                                    --         38,625           --        635,543           --
      Distributions                                                   1,087            694           --             --           --
   Accrued expenses                                                  14,775          7,857          500          4,340          939
   Due to advisor (note 2)                                           11,435          7,328           37          3,789          845
                                                                -----------    -----------    ---------     ----------   ----------
         TOTAL LIABILITIES                                        1,511,241         54,504        1,696        643,672        1,784
                                                                -----------    -----------    ---------     ----------   ----------
NET ASSETS                                                      $12,769,581    $ 8,157,972    $ 234,987     $4,526,405   $  956,768
                                                                ===========    ===========    =========     ==========   ==========

NET ASSETS CONSIST OF:
   Paid-in capital                                              $13,036,354    $10,836,811    $ 376,650     $4,716,682   $1,026,972
   Accumulated net realized gain (loss) on investments             (487,807)    (1,374,435)     (20,072)       (73,821)         632
   Net unrealized appreciation (depreciation) on investments        221,034     (1,304,404)    (121,591)      (116,456)     (70,836)
                                                                -----------    -----------    ---------     ----------   ----------
         TOTAL NET ASSETS                                       $12,769,581    $ 8,157,972    $ 234,987     $4,526,405   $  956,768
                                                                ===========    ===========    =========     ==========   ==========

CLASS A SHARES:
   Net Assets (Applicable to 1,089,963, 9,967,372, 438,081,
      528,840, 18,162, 1,071,513, 69,077, 36,989, 216,802
      and 103,040 shares outstanding, respectively;
      unlimited shares of $0.01 par value, beneficial
      interest authorized)                                      $10,816,864    $   505,446    $ 234,987     $2,044,380   $  956,768
                                                                ===========    ===========    =========     ==========   ==========
                                                                $     10.09    $      7.32    $    6.35     $     9.43   $     9.29
                                                                ===========    ===========    =========     ==========   ==========
   Offering price per share                                     $     10.54    $      7.64    $    6.72     $     9.98   $     9.83
                                                                ===========    ===========    =========     ==========   ==========

CLASS B SHARES:
   Net Assets (Applicable to 9,402, 570,939, 214,824,
      36,636, 4,515, 71,094, 49,089, and 39,375 shares
      outstanding, respectively; unlimited shares of
      $0.01 par value, beneficial interest authorized)          $   716,113    $   358,954                  $  374,098
                                                                ===========    ===========                  ==========
   Net Asset Value, offering and redemption(1) price per share  $     10.07    $      7.31                  $     9.50
                                                                ===========    ===========                  ==========

CLASS C SHARES:
   Net Assets (Applicable to 43,096, 339,206, 475,331,
      67,440, 8,623, 119,851, 23,677, and 221,888 shares
      outstanding, respectively; unlimited shares of
      $0.01 par value, beneficial interest authorized)          $ 1,207,510    $   173,010                  $2,107,927
                                                                ===========    ===========                  ==========
   Net Asset Value, offering and redemption(1) price per share  $     10.08    $      7.31                  $     9.50
                                                                ===========    ===========                  ==========

CLASS I SHARES:
   Net Assets (Applicable to 260,561, 294,757, 546,012,
      1,129,214, 462,407, 2,886, and 972,909 shares
      outstanding, respectively; unlimited shares of
      $0.01 par value, beneficial interest authorized)          $    29,094    $ 7,120,562
                                                                ===========    ===========
   Net Asset Value, redemption and offering price per share     $     10.08    $      7.32
                                                                ===========    ===========


(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.


                            QUAKER INVESTMENT TRUST
                            STATEMENTS OF OPERATIONS
                     FOR THE FISCAL YEAR ENDED JUNE 30, 2002

                                                                CORE EQUITY   AGGRESSIVE       MID-CAP      SMALL-CAP    SMALL-CAP
                                                                   FUND       GROWTH FUND     VALUE FUND    VALUE FUND  GROWTH FUND
                                                                --------------------------------------------------------------------
INVESTMENT INCOME

INCOME:
   Dividends                                                    $   122,958  $    404,170     $  163,263    $  253,339   $   9,106
   Interest                                                          20,645     1,211,282         15,836        15,658         770
                                                                -----------  ------------     ----------    ----------   ---------
      TOTAL INCOME                                                  143,603     1,615,452        179,099       268,997       9,876
                                                                -----------  ------------     ----------    ----------   ---------

EXPENSES:
   Investment advisory fees (note 2)                                140,104     1,468,661        123,877       394,087      33,590
   Fund administration, accounting, and transfer agent
    fees (note 2)                                                    64,287       439,587         47,928        83,623      23,076
   Custody fees                                                      12,501        31,406         11,412         7,561      16,445
   Shareholder service Sponsor fees (note 2)                         29,450       185,449         19,624        40,939       6,557
   Trustee fees and meeting expenses                                  3,847        38,709          4,180         6,276         970
   Legal fees                                                           489         4,256            451           741         119
   Audit fees                                                         5,028        36,431          3,912         7,351       1,165
   Distribution fees -- Class A                                      30,344       287,054          6,882        14,545         212
   Distribution fees -- Class B                                       1,008        50,054         13,097         2,462         285
   Distribution fees -- Class C                                       4,906        31,039         34,953         4,173         244
   President's expense                                                  913        11,625          1,260         1,686         257
   Registration and filing expenses                                  33,003        62,998         20,858        17,229       1,190
   Printing expenses                                                  8,298        83,632          9,115        13,660       2,121
   Amortization of deferred organizational expenses (note 3)          2,246         2,246          1,572         2,246          --
   Other operating expenses                                          16,188       116,631         14,589        20,714       4,677
                                                                -----------  ------------     ----------    ----------   ---------
      TOTAL EXPENSES                                                352,612     2,849,778        313,710       617,293      90,908

         Less:
            Expense reimbursement (note 2)                               --            --             --            --          --
            Sponsor fees waived (note 2)                                 --            --             --        28,855          --
            Investment advisory fees waived (note 2)                     --            --             --            --          --
                                                                -----------  ------------     ----------    ----------   ---------
      NET EXPENSES                                                  352,612     2,849,778        313,710       588,438      90,908
                                                                -----------  ------------     ----------    ----------   ---------
         NET INVESTMENT INCOME (LOSS)                              (209,009)   (1,234,326)      (134,611)     (319,441)    (81,032)
                                                                -----------  ------------     ----------    ----------   ---------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   NET REALIZED GAIN (LOSS) FROM INVESTMENTS
    (EXCLUDING SHORT SECURITIES)                                 (2,355,496)  (22,852,438)       474,759     1,772,423    (310,778)
   NET REALIZED GAIN (LOSS) FROM SHORT SECURITIES                        --       770,805             --            --          --
   NET REALIZED GAIN (LOSS) FROM OPTIONS                                 --     1,033,363             --            --          --
   NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS     (1,581,877)      624,207       (364,559)   (1,494,648)   (146,428)
                                                                -----------  ------------     ----------    ----------   ---------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS     (3,937,373)  (20,424,063)       110,200       277,775    (457,206)
                                                                -----------  ------------     ----------    ----------   ---------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS                                       $(4,146,382) $(21,658,389)    $  (24,411)   $  (41,666)  $(538,238)
                                                                ===========  ============     ==========    ==========   ==========


    The accompanying notes are an integral part of the financial statements.


                            QUAKER INVESTMENT TRUST
                      STATEMENTS OF OPERATIONS -- (Continued)
                    FOR THE FISCAL YEAR ENDED JUNE 30, 2002

                                                                                               LONG BOW                    GEEWAX
                                                                                                SCIENCE       CAPITAL      TERKER
                                                                 FIXED INCOME   HIGH YIELD   & TECHNOLOGY  OPPORTUNITIES CORE VALUE
                                                                     FUND          FUND          FUND           FUND        FUND
                                                                --------------------------------------------------------------------

INVESTMENT INCOME

INCOME:
   Dividends                                                     $       --   $     9,175     $     169      $   8,412    $  2,746
   Interest                                                       1,017,452       972,012           501            877          91
                                                                 ----------   -----------     ---------      ---------    --------
      TOTAL INCOME                                                1,017,452       981,187           670          9,289       2,837
                                                                 ----------   -----------     ---------      ---------    --------
EXPENSES:
   Investment advisory fees (note 2)                                 80,704        78,153         2,137          6,649       2,768
   Fund administration, accounting, and
    transfer agent fees (note 2)                                     33,237        31,230           638          2,054         855
   Custody fees                                                       4,968         2,850         1,110          2,787         415
   Shareholder service Sponsor fees (note 2)                         15,798        16,161           239             --          --
   Trustee fees and meeting expenses                                  2,647         2,219            71            331         107
   Legal fees                                                           284           249            10             12           6
   Audit fees                                                         2,892         2,796            49            141          59
   Distribution fees -- Class A                                      21,753         1,065           475          1,144         659
   Distribution fees -- Class B                                       1,673         2,287            --            378          --
   Distribution fees -- Class C                                       6,546           906            --          1,379          --
   President's expense                                                  789           547            19            161          64
   Registration and filing expenses                                  15,257         2,032         1,561            420          25
   Printing expenses                                                  7,265         4,716           136            841         309
   Amortization of deferred organizational expenses (note 3)          2,246            --            --             --          --
   Other operating expenses                                           8,733         8,794           406          1,342         598
                                                                 ----------   -----------     ---------      ---------    --------
      TOTAL EXPENSES                                                204,792       154,005         6,851         17,639       5,865

         Less:
            Expense reimbursement (note 2)                               --            --            33            --           --
            Sponsor fees waived (note 2)                                 --            --            --            --           --
            Investment advisory fees waived (note 2)                     --            --         1,216            --           --
                                                                 ----------   -----------     ---------      ---------    --------
      NET EXPENSES                                                  204,792       154,005         5,602         17,639       5,865
                                                                 ----------   -----------     ---------      ---------    --------
         NET INVESTMENT INCOME (LOSS)                               812,660       827,182        (4,932)        (8,350)     (3,028)
                                                                 ----------   -----------     ---------      ---------    --------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
   NET REALIZED GAIN (LOSS) FROM INVESTMENTS
    (EXCLUDING SHORT SECURITIES)                                    (42,480)   (1,078,921)      (20,072)       (73,821)        632
   NET REALIZED GAIN (LOSS) FROM SHORT SECURITIES                        --            --            --             --          --
   NET REALIZED GAIN (LOSS) FROM OPTIONS                                 --            --            --             --          --
   NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS        (16,243)   (1,279,337)     (121,591)      (116,456)    (70,836)
                                                                 ----------   -----------     ---------      ---------    --------
      NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS        (58,723)   (2,358,258)     (141,663)      (190,277)    (70,204)
                                                                 ----------   -----------     ---------      ---------    --------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS                                        $  753,937   $(1,531,076)    $(146,595)     $(198,627)   $(73,232)
                                                                 ==========   ===========     =========      =========    ========


    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                                 CORE EQUITY    AGGRESSIVE      MID-CAP     SMALL-CAP     SMALL-CAP
                                                                   FUND        GROWTH FUND    VALUE FUND    VALUE FUND   GROWTH FUND
                                                                --------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED JUNE 30, 2002

INCREASE IN NET ASSETS
OPERATIONS
   Net investment income (loss)                                 $   (209,009)  $ (1,234,326) $  (134,611)  $  (319,441)  $  (81,032)
   Net realized gain (loss) on from investment transactions       (2,355,496)   (21,048,270)     474,759     1,772,423     (310,778)
   Net unrealized appreciation (depreciation) on investments      (1,581,877)       624,207     (364,559)   (1,494,648)    (146,428)
                                                                ------------   ------------  -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   (4,146,382)   (21,658,389)     (24,411)      (41,666)    (538,238)
                                                                ------------   ------------  -----------   -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Class A                                       --       (241,167)          --            --           --
   Net investment income -- Class B                                       --         (4,449)          --            --           --
   Net investment income -- Class C                                       --         (2,350)          --            --           --
   Net investment income -- Class I                                       --        (12,422)          --            --           --
   Net realized capital gain -- Class A                                   --             --      (50,194)     (262,078)          --
   Net realized capital gain -- Class B                                   --             --      (24,491)       (8,786)          --
   Net realized capital gain -- Class C                                   --             --      (81,713)      (16,753)          --
   Net realized capital gain -- Class I                                   --             --     (159,165)     (919,096)          --
                                                                ------------   ------------  -----------   -----------   ----------
      TOTAL DISTRIBUTIONS                                                 --       (260,388)    (315,563)   (1,206,713)          --
                                                                ------------   ------------  -----------   -----------   ----------

CAPITAL SHARE TRANSACTIONS
   Increase (decrease) in net assets from Fund share
      transactions (note 8)                                       (1,267,891)   128,509,304   11,096,615     2,509,271      335,760
                                                                ------------   ------------  -----------   -----------   ----------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                     (5,414,273)   106,590,527   10,756,641     1,260,892     (202,478)

NET ASSETS
   Beginning of period                                            18,802,111     72,357,497    8,933,603    25,056,221    4,035,932
                                                                ------------   ------------  -----------   -----------   ----------
   End of period                                                $ 13,387,838   $178,948,024  $19,690,244   $26,317,113   $3,833,454
                                                                ============   ============  ===========   ===========   ==========

FOR THE FISCAL YEAR ENDED JUNE 30, 2001

INCREASE IN NET ASSETS
OPERATIONS
   Net investment income (loss)                                 $   (363,722)  $    320,180  $   (67,881)  $  (244,557)  $  (34,086)
   Net realized gain (loss) on from investment transactions       (4,007,879)    (2,021,608)     562,086     1,792,102     (386,867)
   Net unrealized appreciation (depreciation) on investments      (6,719,432)      (593,019)     (94,713)    3,032,876      242,210
                                                                ------------   ------------  -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  (11,091,033)    (2,294,447)     399,492     4,580,421     (178,743)
                                                                ------------   ------------  -----------   -----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- No Load-Class                                 --       (429,063)          --            --           --
   Net realized capital gain -- No Load-Class                       (440,241)    (3,189,870)     (41,476)     (875,893)          --
                                                                ------------   ------------  -----------   -----------   ----------
      TOTAL DISTRIBUTIONS                                           (440,241)    (3,618,933)     (41,476)     (875,893)          --
                                                                ------------   ------------  -----------   -----------   ----------

CAPITAL SHARE TRANSACTIONS
   Increase (decrease) in net assets from Fund share
      transactions (note 8)                                           52,770     59,807,401      184,238    10,137,495    4,214,675
                                                                ------------   ------------  -----------   -----------   ----------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                 (11,478,504)    53,894,021      542,254    13,842,023    4,035,932

NET ASSETS
   Beginning of period                                            30,280,615     18,463,476    8,391,349    11,214,198           --
                                                                ------------   ------------  -----------   -----------   ----------
   End of period                                                $ 18,802,111   $ 72,357,497  $ 8,933,603   $25,056,221   $4,035,932
                                                                ============   ============  ===========   ===========   ==========


                            QUAKER INVESTMENT TRUST
               STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)

                                                                                               LONG BOW                    GEEWAX
                                                                                                SCIENCE       CAPITAL      TERKER
                                                                 FIXED INCOME   HIGH YIELD   & TECHNOLOGY  OPPORTUNITIES CORE VALUE
                                                                     FUND          FUND         FUND           FUND        FUND
                                                                --------------------------------------------------------------------

FOR THE FISCAL YEAR ENDED JUNE 30, 2002

INCREASE IN NET ASSETS
OPERATIONS
   Net investment income (loss)                                 $   812,660    $   827,182    $   (4,932)    $   (8,350) $   (3,028)
   Net realized gain (loss) on from investment transactions         (42,480)    (1,078,921)      (20,072)       (73,821)        632
   Net unrealized appreciation (depreciation) on investments        (16,243)    (1,279,337)     (121,591)      (116,456)    (70,836)
                                                                -----------    -----------    ----------     ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     753,937     (1,531,076)     (146,595)      (198,627)    (73,232)
                                                                -----------    -----------    ----------     ----------  ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- Class A                                (728,450)       (39,746)           --             --          --
   Net investment income -- Class B                                 (15,840)       (18,818)           --             --          --
   Net investment income -- Class C                                 (58,442)        (7,930)           --             --          --
   Net investment income -- Class I                                 (11,328)      (760,688)           --             --          --
   Net realized capital gain -- Class A                                  --             --            --             --          --
   Net realized capital gain -- Class B                                  --             --            --             --          --
   Net realized capital gain -- Class C                                  --             --            --             --          --
   Net realized capital gain -- Class I                                  --             --            --             --          --
                                                                -----------    -----------    ----------     ----------  ----------
      Total Distributions                                          (814,060)      (827,182)           --             --          --
                                                                -----------    -----------    ----------     ----------  ----------

CAPITAL SHARE TRANSACTIONS
   Increase (decrease) in net assets from Fund share
      transactions (note 8)                                       4,771,844      1,039,541       381,582      4,725,032   1,030,000
                                                                -----------    -----------    ----------     ----------  ----------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                  4,711,721     (1,318,717)      234,987      4,526,405     956,768

NET ASSETS
   Beginning of period                                            8,057,860      9,476,689            --             --          --
                                                                -----------    -----------    ----------     ----------  ----------
   End of period                                                $12,769,581    $ 8,157,972    $  234,987     $4,526,405  $  956,768
                                                                ===========    ===========    ==========     ==========  ==========

FOR THE FISCAL YEAR ENDED JUNE 30, 2001

INCREASE IN NET ASSETS
OPERATIONS
   Net investment income (loss)                                 $   433,607    $   798,657
   Net realized gain (loss) on from investment transactions          (1,998)      (295,514)
   Net unrealized appreciation (depreciation) on investments        202,902        (25,067)
                                                                -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     634,511        478,076
                                                                -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income -- No Load-Class                          (433,637)      (798,657)
   Net realized capital gain -- No Load-Class                            --             --
                                                                -----------    -----------
      TOTAL DISTRIBUTIONS                                          (433,637)      (798,657)
                                                                -----------    -----------

CAPITAL SHARE TRANSACTIONS
   Increase (decrease) in net assets from Fund share
      transactions (note 8)                                        (427,080)     9,797,270
                                                                -----------    -----------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                   (226,206)     9,476,689

NET ASSETS
   Beginning of period                                            8,284,066             --
                                                                -----------    -----------
   End of period                                                $ 8,057,860    $ 9,476,689
                                                                ===========    ===========


    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                      CORE EQUITY FUND
                                ----------------------------------------------------------------------------------------------------
                                       CLASS A                            CLASS B                           CLASS C
                                ---------------------     -------------------------------    ---------------------------------------
                                                                           FOR THE                                      FOR THE
                                                                          PERIOD FROM                                 PERIOD FROM
                                                                       NOVEMBER 14, 2000                             JUNE 29, 2000
                                  YEAR         YEAR         YEAR        (COMMENCEMENT        YEAR         YEAR      (COMMENCEMENT
                                 ENDED        ENDED        ENDED      OF OPERATIONS) TO      ENDED        ENDED    OF OPERATIONS) TO
                                JUNE 30,     JUNE 30,     JUNE 30,         JUNE 30,         JUNE 30,     JUNE 30,      JUNE 30,
                                  2002         2001         2002             2001             2002         2001          2000
                                --------     --------     --------    ------------------    --------     --------  -----------------

NET ASSET VALUE,
   BEGINNING OF PERIOD          $12.48       $20.31        $12.42           $16.97           $12.34      $20.33           $19.79
                                ------       ------        ------           ------           ------      ------           ------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
      income (loss)              (0.15)       (0.25)        (0.23)           (0.19)           (0.23)      (0.34)              --
   Net realized and
      unrealized gain
      on investments             (2.69)       (7.28)        (2.67)           (4.06)           (2.65)      (7.35)            0.54
                                ------       ------        ------           ------           ------      ------           ------
   TOTAL FROM INVESTMENT
      OPERATIONS                 (2.84)        7.53         (2.90)           (4.25)           (2.88)      (7.69)            0.54
                                ------       ------        ------           ------           ------      ------           ------

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment
      income                        --           --            --               --               --          --               --
   Net realized
      capital gain                  --        (0.30)           --            (0.30)              --       (0.30)              --
                                ------       ------        ------           ------           ------      ------           ------
      TOTAL DISTRIBUTIONS           --        (0.30)           --            (0.30)              --       (0.30)              --
                                ------       ------        ------           ------           ------      ------           ------

NET ASSET VALUE -
   END OF PERIOD                $ 9.64       $12.48        $ 9.52           $12.42           $ 9.46      $12.34           $20.33
                                ======       ======        ======           ======           ======      ======           ======

TOTAL RETURN                    (22.76)%     (37.33)%      (23.35)%         (25.36)%         (23.34)%    (38.09)%           2.73%

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF
      PERIOD (000'S OMITTED)   $10,504      $13,888           $89             $112             $408        $550               $5

   RATIO OF EXPENSES TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements
         and waived fees          2.21%        2.11%         2.96%            2.86%(a)         2.96%       2.86%           28.51%
      After expense
         reimbursements
         and waived fees          2.21%        2.11%         2.96%            2.86%(a)         2.96%       2.86%            0.00%

   RATIO OF NET INVESTMENT
      INCOME (LOSS)TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees             (1.32)%      (1.58)%       (2.07)%          (2.33)%(a)       (2.07)%     (2.34)%         (28.51)%
      After expense
         reimbursements and
         waived fees             (1.32)%      (1.58)%       (2.07)%          (2.33)%(a)       (2.07)%     (2.34)%           0.00%

   PORTFOLIO TURNOVER RATE      124.48%      127.53%       124.48%          127.53%          124.48%     127.53%           82.54%


(a) Annualized.
(b) Aggregate total return, not annualized.

    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                               CORE EQUITY FUND (Continued)
                                ----------------------------------------------------------------------------------------------------
                                              INSTITUTIONAL CLASS                                 NO LOAD CLASS
                                -----------------------------------------------   --------------------------------------------------
                                                    FOR THE                                                            FOR THE
                                                  PERIOD FROM                                                         PERIOD FROM
                                                 JULY 14, 2000                                                     NOVEMBER 25, 1996
                                     YEAR        (COMMENCEMENT        YEAR            YEAR            YEAR          (COMMENCEMENT
                                    ENDED      OF OPERATIONS) TO      ENDED           ENDED           ENDED       OF OPERATIONS) TO
                                JUNE 30, 2002    JUNE 30, 2001    JUNE 30, 2000   JUNE 30, 1999   JUNE 30, 1998      JUNE 30, 1997
                                -------------    -------------    -------------   -------------   -------------      -------------

NET ASSET VALUE,
   BEGINNING OF PERIOD             $11.83           $20.37           $17.78          $14.42          $11.61             $10.00
                                   ------           ------           ------          ------          ------             ------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
      income (loss)                 (0.11)           (0.18)           (0.18)          (0.06)             --               0.04
   Net realized and
      unrealized gain
      on investments                (2.56)           (8.06)            3.09            4.10            2.81               1.61
                                   ------           ------           ------          ------          ------             ------
      TOTAL FROM INVESTMENT
      OPERATIONS                    (2.67)           (8.24)            2.91            4.04            2.81               1.65
                                   ------           ------           ------          ------          ------             ------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income               --               --               --              --              --              (0.04)
   Net realized capital gain           --            (0.30)           (0.38)          (0.68)             --                 --
                                   ------           ------           ------          ------          ------             ------
      TOTAL DISTRIBUTIONS              --            (0.30)           (0.38)          (0.68)             --              (0.04)
                                   ------           ------           ------          ------          ------             ------
NET ASSET VALUE - END OF PERIOD    $ 9.16           $11.83           $20.31          $17.78          $14.42             $11.61
                                   ======           ======           ======          ======          ======             ======

TOTAL RETURN                       (22.57)%         (40.71)%(b)       16.34%          28.16%          24.20%             16.50%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD
      (000'S OMITTED)             $ 2,387           $4,252          $30,275         $25,407          $4,777               $519

   RATIO OF EXPENSES TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                 1.96%            1.86%(a)         1.70%           1.44%           3.48%             21.30%(a)
      After expense
         reimbursements and
         waived fees                 1.96%            1.86%(a)         1.48%           1.29%           1.35%              1.35%(a)

   RATIO OF NET INVESTMENT
      INCOME (LOSS)
      TO AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                (1.07)%          (1.33)%(a)       (1.17)%         (0.73)%         (2.10)%           (19.47)%(a)
      After expense
         reimbursements and
         waived fees                (1.07)%          (1.33)%(a)       (0.95)%         (0.58)%          0.03%              0.49%(a)

   PORTFOLIO TURNOVER RATE         124.48%          127.53%           82.54%          78.45%          64.36%             11.49%


(a) Annualized.
(b) Aggregate total return, not annualized.

    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                    AGGRESSIVE GROWTH FUND
                              ------------------------------------------------------------------------------------------------------
                                            CLASS A                           CLASS B                           CLASS C
                              --------------------------------   ---------------------------------   -------------------------------
                                                  FOR THE                            FOR THE                           FOR THE
                                                 PERIOD FROM                       PERIOD FROM                       PERIOD FROM
                                                JULY 6, 2000                      AUGUST 1, 2000                    JULY 11, 2000
                                   YEAR        (COMMENCEMENT         YEAR         (COMMENCEMENT         YEAR        (COMMENCEMENT
                                   ENDED      OF OPERATIONS) TO      ENDED       OF OPERATIONS) TO      ENDED      OF OPERATIONS) TO
                               JUNE 30, 2002    JUNE 30, 2001    JUNE 30, 2002     JUNE 30, 2001    JUNE 30, 2002    JUNE 30, 2001
                               -------------    -------------    -------------     -------------    -------------    -------------


NET ASSET VALUE,
   BEGINNING OF PERIOD             $18.69           $22.64           $18.66           $22.89             $18.59          $22.83
                                   ------           ------           ------           ------             ------          ------

INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
      income (loss)                 (0.16)            0.17            (0.31)           (0.06)             (0.30)          (0.01)
   Net realized and
      unrealized gain
      on investments                (2.46)           (1.24)           (2.43)           (1.32)             (2.42)          (1.39)
                                   ------           ------           ------           ------             ------          ------
      TOTAL FROM INVESTMENT
         OPERATIONS                 (2.62)           (1.07)           (2.74)           (1.38)             (2.72)          (1.40)
                                   ------           ------           ------           ------             ------          ------

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income            (0.04)           (0.34)           (0.02)           (0.31)             (0.02)          (0.30)
   Net realized capital gain           --            (2.54)              --            (2.54)                --           (2.54)
   Distribution in excess of
      net realized gain                --               --               --               --                 --              --
                                   ------           ------           ------           ------             ------          ------
      TOTAL DISTRIBUTIONS           (0.04)           (2.88)           (0.02)           (2.85)             (0.02)          (2.84)
                                   ------           ------           ------           ------             ------          ------

NET ASSET VALUE -
   END OF PERIOD                   $16.03           $18.69           $15.90           $18.86             $15.85          $18.59
                                   ======           ======           ======           ======             ======          ======

TOTAL RETURN                       (14.03)%          (5.06)%(b)      (14.69)%          (6.33)%(b)        (14.66)%          6.49%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD
      (000'S OMITTED)            $159,755          $64,637           $9,077           $2,023             $5,376          $1,469

   RATIO OF EXPENSES TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements
         and waived fees             2.20%            2.32%            2.95%            3.07%(a)           2.95%           3.07%(a)
      After expense
         reimbursements and
         waived fees                 2.20%            2.32%            2.95%            3.07%(a)           2.95%           3.07%(a)

   RATIO OF NET INVESTMENT
      INCOME (LOSS)
      TO AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                (0.93)%           0.88%           (1.68)%           0.13%(a)          (1.68)%          0.13%(a)
      After expense
         reimbursements and
         waived fees                (0.93)%           0.88%           (1.68)%           0.13%(a)          (1.68)%          0.13%(a)

   PORTFOLIO TURNOVER RATE         523.87%          641.59%          523.87%          641.59%            523.87%         641.59%


(a) Annualized.
(b) Aggregate total return, not annualized.

    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                   AGGRESSIVE GROWTH FUND (Continued)
                                 ---------------------------------------------------------------------------------------------------
                                         INSTITUTIONAL CLASS                              NO LOAD CLASS
                                 -------------------------------  ------------------------------------------------------------------

                                                  FOR THE                                                             FOR THE
                                                PERIOD FROM                                                          PERIOD FROM
                                               JULY 20, 2000                                                      NOVEMBER 25, 1996
                                   YEAR        (COMMENCEMENT         YEAR            YEAR           YEAR            (COMMENCEMENT
                                  ENDED       OF OPERATIONS) TO      ENDED           ENDED          ENDED         OF OPERATIONS) TO
                               JUNE 30, 2002    JUNE 30, 2001    JUNE 30, 2000   JUNE 30, 1999  JUNE 30, 1998       JUNE 30, 1997
                               -------------    -------------    -------------   -------------  -------------       -------------

NET ASSET VALUE,
   BEGINNING OF PERIOD             $18.72          $23.16           $14.10          $12.01         $11.16              $10.00
                                   ------          ------           ------          ------         ------              ------
INCOME FROM
   INVESTMENT OPERATIONS:
   Net investment
      income (loss)                 (0.09)           0.28             0.24            0.12             --                0.04
   Net realized and
      unrealized gain
      on investments                (2.50)          (1.82)            9.88            5.54           2.69                1.23
                                   ------          ------           ------          ------         ------              ------
      TOTAL FROM INVESTMENT
         OPERATIONS                 (2.59)          (1.54)           10.12            5.66           2.69                1.27
                                   ------          ------           ------          ------         ------              ------

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income            (0.05)          (0.36)           (0.06)          (0.12)            --               (0.04)
   Net realized capital gain           --           (2.54)           (1.52)          (3.45)         (1.38)              (0.07)
   Distribution in excess of
      net realized gain                --              --               --              --          (0.46)                 --
                                   ------          ------           ------          ------         ------              ------

      TOTAL DISTRIBUTIONS           (0.05)          (2.90)           (1.58)          (3.57)         (1.84)              (0.11)
                                   ------          ------           ------          ------         ------              ------
NET ASSET VALUE -
   END OF PERIOD                   $16.08          $18.72           $22.64          $14.10         $12.01              $11.16
                                   ======          ======           ======           ======        ======              ======

TOTAL RETURN                       (13.86)%         (6.92)%(b)       73.68%          49.44%         26.57%              12.68%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD
      (000'S OMITTED)              $4,740          $4,229          $18,463          $3,865         $1,714              $1,121

   RATIO OF EXPENSES TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                 1.95%           2.07%(a)         2.02%           2.84%          8.09%              13.44%(a)
      After expense
         reimbursements and
         waived fees                 1.95%           2.07%(a)         1.57%           1.35%          1.35%               1.34%(a)

   RATIO OF NET INVESTMENT
      INCOME (LOSS)
      TO AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                (0.68)%          1.13%(a)         1.40%          (0.45)%        (6.72)%             (9.18)%(a)
      After expense
         reimbursements and
         waived fees                (0.68)%          1.13%(a)         1.84%           1.04%         (0.04)%              0.64%(a)

   PORTFOLIO TURNOVER RATE         523.87%         641.59%          886.14%        1696.00%        887.13%             778.01%


(a) Annualized.
(b) Aggregate total return, not annualized.

    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                    MID-CAP VALUE FUND
                              ------------------------------------------------------------------------------------------------------
                                            CLASS A                           CLASS B                           CLASS C
                              --------------------------------   ---------------------------------   -------------------------------
                                                                                      FOR THE                           FOR THE
                                                                                    PERIOD FROM                       PERIOD FROM
                                                                                 JANUARY 4, 2001                     JULY 31, 2000
                                   YEAR             YEAR             YEAR         (COMMENCEMENT         YEAR        (COMMENCEMENT
                                   ENDED            ENDED            ENDED       OF OPERATIONS) TO      ENDED      OF OPERATIONS) TO
                               JUNE 30, 2002    JUNE 30, 2001    JUNE 30, 2002     JUNE 30, 2001    JUNE 30, 2002    JUNE 30, 2001
                               -------------    -------------    -------------     -------------    -------------    -------------

NET ASSET VALUE,
   BEGINNING OF PERIOD             $11.41           $10.75           $11.38           $10.41            $11.31          $10.00
                                   ------           ------           ------           ------            ------          ------

INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
      income (loss)                 (0.11)           (0.13)           (0.21)           (0.07)            (0.20)          (0.18)
   Net realized and
      unrealized gain on
      investments                    0.84             0.87             0.88             1.04              0.82            1.57
                                   ------           ------           ------           ------            ------          ------
      TOTAL FROM INVESTMENT
         OPERATIONS                  0.73             0.74             0.67             0.97              0.62            1.39
                                   ------           ------           ------           ------            ------          ------

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income               --               --               --               --                --              --
   Net realized capital gain        (0.34)           (0.08)           (0.34)              --             (0.34)          (0.08)
   Distribution in excess of
       net realized gain               --               --               --               --                --              --
                                   ------           ------           ------           ------            ------          ------
      TOTAL DISTRIBUTIONS           (0.34)           (0.08)           (0.34)              --             (0.34)          (0.08)
                                   ------           ------           ------           ------            ------          ------

NET ASSET VALUE -
   END OF PERIOD                   $11.80           $11.41           $11.71           $11.38            $11.59          $11.31
                                   ======           ======           ======           ======            ======          ======

TOTAL RETURN                         6.45%            6.95%            5.93%            0.89%(b)          5.52%          13.96%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD
    (000'S OMITTED)                $5,168           $1,405           $2,515             $520            $5,508          $1,523

   RATIO OF EXPENSES TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                 2.14%            2.63%            2.89%            3.38%(a)          2.89%           3.38%(a)
      After expense
         reimbursements and
         waived fees                 2.14%            2.63%            2.89%            3.38%(a)          2.89%           3.38%(a)

   RATIO OF NET INVESTMENT
      INCOME (LOSS) TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                (0.83)%          (1.05)%          (1.58)%          (1.80)%(a)        (1.58)%         (1.80)%(a)
      After expense
         reimbursements and
         waived fees                (0.83)%          (1.05)%          (1.58)%          (1.80)%(a)        (1.58)%         (1.80)%(a)

   PORTFOLIO TURNOVER RATE         106.60%          195.06%          106.60%          195.06%           106.60%         195.06%


(a) Annualized.
(b) Aggregate total return, not annualized.

    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                      MID-CAP VALUE FUND (Continued)
                                            ----------------------------------  ----------------------------------------------------
                                                    INSTITUTIONAL CLASS                              NO LOAD CLASS
                                            ----------------------------------  ----------------------------------------------------

                                                                FOR THE                                               FOR THE
                                                              PERIOD FROM                                           PERIOD FROM
                                                           NOVEMBER 21, 2000                                     JANUARY 6, 1998
                                                 YEAR        (COMMENCEMENT           YEAR            YEAR          (COMMENCEMENT
                                                ENDED       OF OPERATIONS) TO        ENDED           ENDED       OF OPERATIONS) TO
                                             JUNE 30, 2002    JUNE 30, 2001      JUNE 30, 2000   JUNE 30, 1999     JUNE 30, 1998
                                             -------------    -------------      -------------   -------------     -------------

NET ASSET VALUE, BEGINNING OF PERIOD            $11.49          $10.17              $11.00           $10.93            $10.00
                                                ------          ------              ------           ------            ------

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                  (0.06)          (0.04)              (0.03)              --             (0.02)
   Net realized and unrealized gain
      on investments                              0.81            1.44               (0.22)            0.23              0.95
                                                ------          ------              ------           ------            ------
      TOTAL FROM INVESTMENT OPERATIONS            0.75            1.40               (0.25)            0.23              0.93
                                                ------          ------              ------           ------            ------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                            --              --                  --               --        `       --
   Net realized capital gain                     (0.34)          (0.08)                 --            (0.16)               --
   Distribution in excess of net
      realized gain                                 --              --                  --               --       `        --
                                                ------          ------              ------           ------            ------
      TOTAL DISTRIBUTIONS                        (0.34)          (0.08)                 --            (0.16)               --
                                                ------          ------              ------           ------            ------

NET ASSET VALUE - END OF PERIOD                 $11.90          $11.49              $10.75           $11.00            $10.93
                                                ======          ======              ======           ======            ======

TOTAL RETURN                                      6.58%          13.83%(b)           (2.27)%           2.68%             9.30%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD
      (000'S OMITTED)                           $6,499          $5,485              $8,391           $12,155           $9,033

   RATIO OF EXPENSES TO AVERAGE NET ASSETS:
      Before expense reimbursements and
         waived fees                              1.89%           2.38%(a)            1.99%            1.63%             1.97%(a)
      After expense reimbursements and
         waived fees                              1.89%           2.38%(a)            1.43%            1.35%             1.35%(a)

   RATIO OF NET INVESTMENT INCOME (LOSS)
      TO AVERAGE NET ASSETs:
      Before expense reimbursements and
         waived fees                             (0.58)%         (0.80)%(a)          (0.78)%          (0.33)%           (0.93)%(a)
      After expense reimbursements and
         waived fees                             (0.58)%         (0.80)%(a)          (0.22)%          (0.05)%           (0.31)%(a)

   PORTFOLIO TURNOVER RATE                      106.60%         195.06%              38.59%           69.59%            13.86%


(a) Annualized.
(b) Aggregate total return, not annualized.

    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                  SMALL-CAP VALUE FUND
                              ------------------------------------------------------------------------------------------------------
                                            CLASS A                           CLASS B                           CLASS C
                              --------------------------------   ---------------------------------   -------------------------------
                                                                                      FOR THE                           FOR THE
                                                                                    PERIOD FROM                       PERIOD FROM
                                                                                NOVEMBER 14, 2000                    JULY 28, 2000
                                   YEAR             YEAR             YEAR         (COMMENCEMENT         YEAR        (COMMENCEMENT
                                   ENDED            ENDED            ENDED       OF OPERATIONS) TO      ENDED      OF OPERATIONS) TO
                               JUNE 30, 2002    JUNE 30, 2001    JUNE 30, 2002     JUNE 30, 2001    JUNE 30, 2002    JUNE 30, 2001
                               -------------    -------------    -------------     -------------    -------------    -------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $15.63           $12.57           $15.59           $13.90            $15.25          $12.46
                                   ------           ------           ------           ------            ------          ------

INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
      income (loss)                 (0.22)           (0.16)           (0.35)           (0.26)            (0.33)          (0.37)
   Net realized and
      unrealized gain
      on investments                 0.26             3.83             0.27             2.56              0.26            3.77
                                   ------           ------           ------           ------            ------          ------
      TOTAL FROM INVESTMENT
         OPERATIONS                  0.04             3.67            (0.08)            2.30             (0.07)           3.40
                                   ------           ------           ------           ------            ------          ------

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income               --               --               --               --                --              --

   Net realized capital gain        (0.76)           (0.61)           (0.76)           (0.61)            (0.76)          (0.61)
   Distribution in excess of
      net realized gain                --               --               --               --                --              --
                                   ------           ------           ------           ------            ------          ------
      TOTAL DISTRIBUTIONS           (0.76)           (0.61)           (0.76)           (0.61)            (0.76)          (0.61)
                                   ------           ------           ------           ------            ------          ------

NET ASSET VALUE -
   END OF PERIOD                   $14.91           $15.63           $14.75           $15.59            $14.42          $15.25
                                   ======           ======           ======           ======            ======          ======

TOTAL RETURN                         0.54%           29.67%           (0.26)%          16.96%(b)         (0.20)%         27.82%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD
      (000'S OMITTED)              $7,885           $5,522             $540             $104              $973            $273

   RATIO OF EXPENSES TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                 2.72%            2.65%            3.47%            3.48%(a)          3.47%           3.48%(a)
      After expense
         reimbursements and
         waived fees                 2.60%            2.65%            3.35%            3.48%(a)          3.35%           3.48%(a)

   RATIO OF NET INVESTMENT
      INCOME (LOSS) TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                (1.60)%          (1.46)%          (2.35)%          (2.29)%(a)        (2.35)%         (2.29)%(a)
      After expense
         reimbursements and
         waived fees                (1.48)%          (1.46)%          (2.23)%          (2.29)%(a)        (2.23)%         (2.29)%(a)

   PORTFOLIO TURNOVER RATE          82.66%          124.37%           82.66%          124.37%            82.66%         124.37%


(a) Annualized.
(b) Aggregate total return, not annualized.

    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                   SMALL-CAP VALUE FUND (Continued)
                                 ---------------------------------------------------------------------------------------------------
                                         INSTITUTIONAL CLASS                              NO LOAD CLASS
                                 -------------------------------  ------------------------------------------------------------------

                                                  FOR THE                                                             FOR THE
                                                PERIOD FROM                                                           PERIOD FROM
                                             SEPTEMBER 12, 2000                                                    NOVEMBER 25, 1996
                                   YEAR        (COMMENCEMENT         YEAR            YEAR           YEAR            (COMMENCEMENT
                                  ENDED       OF OPERATIONS) TO      ENDED           ENDED          ENDED         OF OPERATIONS) TO
                               JUNE 30, 2002    JUNE 30, 2001    JUNE 30, 2000   JUNE 30, 1999  JUNE 30, 1998       JUNE 30, 1997
                               -------------    -------------    -------------   -------------  -------------       -------------

NET ASSET VALUE,
   BEGINNING OF PERIOD             $15.67          $14.17           $12.81          $13.47         $11.53              $10.00
                                   ------          ------           ------          ------         ------              ------

INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
      income (loss)                (0.18)           (0.17)           (0.02)          (0.04)         (0.01)               0.01
   Net realized and
      unrealized gain
      on investments                 0.25            2.28             0.19           (0.40)          2.99                2.02
                                   ------          ------           ------          ------         ------              ------
      TOTAL FROM INVESTMENT
         OPERATIONS                  0.07            2.11             0.17           (0.44)          2.98                2.03
                                   ------          ------           ------          ------         ------              ------

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income               --              --               --              --             --               (0.01)
   Net realized capital gain        (0.76)          (0.61)           (0.41)          (0.22)         (1.04)              (0.49)
   Distribution in excess of
      net realized gain                --              --               --              --             --                  --
                                   ------          ------           ------          ------         ------              ------
      TOTAL DISTRIBUTIONS           (0.76)          (0.61)           (0.41)          (0.22)         (1.04)              (0.50)
                                   ------          ------           ------          ------         ------              ------

NET ASSET VALUE -
   END OF PERIOD                   $14.98          $15.67           $12.57          $12.81         $13.47              $11.53
                                   ======          ======           ======          ======         ======              ======

TOTAL RETURN                         0.73%          15.31%(b)         1.38%          (2.96)%        27.04%              20.35%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD
      (000'S OMITTED)             $16,919         $19,158          $11,214         $13,020         $3,792              $1,333

   RATIO OF EXPENSES TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                 2.47%           2.48%(a)         1.58%           1.78%          4.20%              10.50%(a)
      After expense
         reimbursements and
         waived fees                 2.35%           2.48%(a)         1.35%           1.35%          1.35%               1.31%(a)

   RATIO OF NET INVESTMENT
     INCOME (LOSS) TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                (1.35)%         (1.29)%(a)       (0.37)%         (0.82)%        (3.03)%             (8.96)%(a)
      After expense
         reimbursements and
         waived fees                (1.23)%         (1.29)%(a)       (0.14)%         (0.40)%        (0.18)%              0.22%(a)

   PORTFOLIO TURNOVER RATE          82.66%         124.37%          138.59%         113.99%        129.58%              90.63%


(a)      Annualized.
(b)      Aggregate total return, not annualized.

    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                    SMALL-CAP GROWTH FUND
                                ----------------------------------------------------------------------------------------------------
                                       CLASS A                      CLASS B                 CLASS C         INSTITUTIONAL CLASS
                                ------------------------- --------------------------   ---------------   ---------------------------
                                             FOR THE                    FOR THE            FOR THE                      FOR THE
                                           PERIOD FROM                PERIOD FROM        PERIOD FROM                  PERIOD FROM
                                           JUNE 14, 2001             MARCH 15, 2001    OCTOBER 17, 2001           SEPTEMBER 18, 2000
                                  YEAR   (COMMENCEMENT OF   YEAR    (COMMENCEMENT OF  (COMMENCEMENT OF     YEAR    (COMMENCEMENT OF
                                 ENDED     OPERATIONS)TO   ENDED     OPERATIONS) TO    OPERATIONS) TO     ENDED      OPERATIONS) TO
                                JUNE 30,      JUNE 30,    JUNE 30,       JUNE 30,           JUNE 30,     JUNE 30,       JUNE 30,
                                  2002         2001         2002           2001               2002         2002           2001
                                  ----         ----         ----           ----               ----         ----           ----
NET ASSET VALUE,
   BEGINNING OF PERIOD           $8.89        $8.71        $8.90          $7.96             $7.50         $8.93          $10.00
                                 -----        -----        -----          -----             -----         -----          ------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
      income (loss)              (0.20)       (0.01)       (0.25)         (0.06)            (0.20)        (0.17)          (0.11)
   Net realized and
      unrealized gain
      on investments             (0.98)        0.19        (0.98)          1.00              0.37         (0.99)          (0.96)
                                 -----        -----        -----          -----             -----         -----          ------
      TOTAL FROM INVESTMENT
         OPERATIONS              (1.18)        0.18        (1.23)          0.94              0.17         (1.16)          (1.07)
                                 -----        -----        -----          -----             -----         -----          ------

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income            --           --           --             --                --            --              --
   Net realized capital gain        --           --           --             --                --            --              --
                                 -----        -----        -----          -----             -----         -----          ------
      TOTAL DISTRIBUTIONS           --           --           --             --                --            --              --
                                 -----        -----        -----          -----             -----         -----          ------

NET ASSET VALUE -
   END OF PERIOD                 $7.71        $8.89        $7.67          $8.90             $7.67         $7.77          $ 8.93
                                 =====        =====        =====          =====             =====         =====          ======

TOTAL RETURN                    (13.27)%       2.07%(b)   (13.82)%        11.81%(b)          2.27%(b)    (12.99)%        (10.70)%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD
      (000'S OMITTED)             $140          $31          $34            $27               $66        $3,593          $3,978

   RATIO OF EXPENSES TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees              2.61%        2.86%(a)     3.36%          3.61%(a)          3.36%         2.36%           2.61%(a)
      After expense
         reimbursements and
         waived fees              2.61%        2.26%(a)     3.36%          3.01%(a)          3.36%         2.36%           2.01%(a)

   RATIO OF NET INVESTMENT
      INCOME (LOSS) TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees             (2.35)%      (2.49)%(a)   (3.10)%        (3.24)%(a)        (3.10)%       (2.10)%         (2.24)%(a)
      After expense
        reimbursements and
        waived fees              (2.35)%      (2.02)%(a)   (3.10)%        (2.77)%(a)        (3.10)%       (2.10)%         (1.77)%(a)

   PORTFOLIO TURNOVER RATE      154.51%      151.73%      154.51%        151.73%           154.51%       154.51%         151.73%


(a) Annualized.
(b) Aggregate total return, not annualized.

    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                    FIXED INCOME FUND
                              ------------------------------------------------------------------------------------------------------
                                            CLASS A                           CLASS B                           CLASS C
                              --------------------------------   ---------------------------------   -------------------------------
                                                                                      FOR THE                           FOR THE
                                                                                    PERIOD FROM                       PERIOD FROM
                                                                                   APRIL 5, 2001                    JANUARY 12, 2001
                                   YEAR             YEAR             YEAR          (COMMENCEMENT         YEAR        (COMMENCEMENT
                                   ENDED            ENDED            ENDED       OF OPERATIONS) TO      ENDED      OF OPERATIONS) TO
                               JUNE 30, 2002    JUNE 30, 2001    JUNE 30, 2002     JUNE 30, 2001    JUNE 30, 2002    JUNE 30, 2001
                               -------------    -------------    -------------     -------------    -------------    -------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $10.06           $ 9.85           $10.06           $10.33            $10.06          $10.14
                                   ------           ------           ------           ------            ------          ------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
      income (loss)                  0.86             0.55             0.80             0.09              0.80            0.20
   Net realized
      and unrealized
      gain on investments            0.03             0.21             0.01            (0.25)             0.02           (0.05)
                                   ------           ------           ------           ------            ------          ------
      TOTAL FROM INVESTMENT
         OPERATIONS                  0.89             0.76             0.81            (0.16)             0.82            0.15
                                   ------           ------           ------           ------            ------          ------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income            (0.86)           (0.55)           (0.80)           (0.11)            (0.80)          (0.23)
   Net realized capital gain           --               --               --               --                --              --
                                   ------           ------           ------           ------            ------          ------
      TOTAL DISTRIBUTIONS           (0.86)           (0.55)           (0.80)           (0.11)            (0.80)          (0.23)
                                   ------           ------           ------           ------            ------          ------
NET ASSET VALUE -
   END OF PERIOD                   $10.09           $10.06           $10.07           $10.06            $10.08          $10.06
                                   ======           ======           ======           ======            ======          ======

TOTAL RETURN                         9.06%            2.46%            8.24%           (1.55)%            8.30%           1.46%

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD
      (000'S OMITTED)             $10,818           $7,991             $716               $1            $1,208             $32

   RATIO OF EXPENSES TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                 2.04%            2.08%            2.79%            2.90%(a)          2.79%           2.90%(a)
      After expense
         reimbursements and
         waived fees                 2.04%            2.08%            2.79%            2.90%(a)          2.79%           2.90%(a)

   RATIO OF NET INVESTMENT
      INCOME (LOSS)
      TO AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                 8.48%            5.43%            7.73%            5.61%(a)          7.73%           5.61%(a)
      After expense
         reimbursements and
         waived fees                 8.48%            5.43%            7.73%            5.61%(a)          7.73%           5.61%(a)

   PORTFOLIO TURNOVER RATE         163.40%          180.47%          163.40%          180.47%           163.40%         180.47%


(a) Annualized.
(b) Aggregate total return, not annualized.

    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                   FIXED INCOME FUND (Continued)
                                 ---------------------------------------------------------------------------------------------------
                                         INSTITUTIONAL CLASS                              NO LOAD CLASS
                                 -------------------------------  ------------------------------------------------------------------

                                                  FOR THE                                                             FOR THE
                                                PERIOD FROM                                                           PERIOD FROM
                                               APRIL 16, 2001                                                     NOVEMBER 25, 1996
                                   YEAR        (COMMENCEMENT         YEAR            YEAR           YEAR            (COMMENCEMENT
                                  ENDED       OF OPERATIONS) TO      ENDED           ENDED          ENDED         OF OPERATIONS) TO
                               JUNE 30, 2002    JUNE 30, 2001    JUNE 30, 2000   JUNE 30, 1999  JUNE 30, 1998       JUNE 30, 1997
                               -------------    -------------    -------------   -------------  -------------       -------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $10.06         $10.25           $10.13           $10.41         $ 9.89              $10.00
                                   ------         ------           ------           ------         ------              ------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income (loss)      0.89           0.11             0.25             0.48           0.47                0.26
   Net realized and
      unrealized gain
      on investments                 0.02          (0.16)           (0.28)           (0.27)          0.50               (0.11)
                                   ------         ------           ------           ------         ------              ------
      TOTAL FROM INVESTMENT
         OPERATIONS                  0.91          (0.05)           (0.03)            0.21           0.97               0.15
                                   ------         ------           ------           ------         ------              ------

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income            (0.89)         (0.14)           (0.25)           (0.48)         (0.45)             (0.26)
   Net realized capital gain           --             --               --            (0.01)            --                 --
                                   ------         ------           ------           ------         ------              ------
      TOTAL DISTRIBUTIONS           (0.89)         (0.14)           (0.25)           (0.49)         (0.45)             (0.26)
                                   ------         ------           ------           ------         ------              ------
NET ASSET VALUE -
   END OF PERIOD                   $10.08         $10.06           $ 9.85           $10.13         $10.41             $ 9.89
                                   ======         ======           ======           ======         ======             ======

TOTAL RETURN                         9.23%         (0.52)%          (0.33)%           1.84%          9.97%              1.57%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD
      (000'S OMITTED)                 $29            $34           $6,601           $7,675         $5,682                $576

   RATIO OF EXPENSES TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                 1.79%          1.90%(a)         1.41%            1.41%          2.53%             16.56%(a)
      After expense
         reimbursements and
         waived fees                 1.79%          1.90%(a)         0.90%            0.90%          0.90%              0.90%(a)

   RATIO OF NET INVESTMENT
      INCOME (LOSS)
      TO AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees                 8.73%          5.61%(a)         4.41%            4.03%          2.96%            (10.87)%(a)
      After expense
         reimbursements and
         waived fees                 8.73%          5.61%(a)         4.92%            4.54%          4.59%              4.79%(a)

   PORTFOLIO TURNOVER RATE         163.40%        180.47%           98.83%          276.94%         81.55%              0.00%


(a) Annualized.
(b) Aggregate total return, not annualized.

                     See notes to the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                      HIGH YIELD FUND
                                ----------------------------------------------------------------------------------------------------
                                       CLASS A                     CLASS B                CLASS C             INSTITUTIONAL CLASS
                                ------------------------ -------------------------  ----------------------- ------------------------
                                           FOR THE                   FOR THE                    FOR THE                 FOR THE
                                         PERIOD FROM               PERIOD FROM                PERIOD FROM              PERIOD FROM
                                       SEPTEMBER 5, 2000         OCTOBER 17, 2000            MAY 30, 2001             JULY 6, 2000
                                YEAR   (COMMENCEMENT      YEAR    (COMMENCEMENT     YEAR    (COMMENCEMENT     YEAR   (COMMENCEMENT
                                ENDED   OF OPERATIONS)    ENDED   OF OPERATIONS)    ENDED   OF OPERATIONS)    ENDED  OF OPERATIONS)
                               JUNE 30,  TO JUNE 30,    JUNE 30,    TO JUNE 30,    JUNE 30,   TO JUNE 30,    JUNE 30,  TO JUNE 30,
                                 2002       2001          2002        2001          2001         2001         2002       2001
                                 ----       ----          ----        ----          ----         ----         ----       ----
NET ASSET VALUE,
   BEGINNING OF PERIOD         $ 9.46     $ 9.68        $ 9.45      $ 9.34          $9.44        $9.65       $ 9.46      $10.00
                               ------     ------        ------      ------          -----        -----       ------      ------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment
      income (loss)              0.74       0.92          0.68        0.65           0.68         0.06         0.76        0.98
   Net realized
      and unrealized
      gain (loss)
      on investments            (2.14)     (0.35)        (2.14)       0.15          (2.13)       (0.11)       (2.14)      (0.57)
                               ------     ------        ------      ------          -----        -----       ------      ------
      TOTAL FROM INVESTMENT
         OPERATIONS             (1.40)      0.57         (1.46)       0.80          (1.45)       (0.05)       (1.38)       0.41
                               ------     ------        ------      ------          -----        -----       ------      ------

DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income        (0.74)     (0.79)        (0.68)      (0.69)         (0.68)       (0.16)       (0.76)      (0.95)
   Net realized capital gain       --         --            --          --             --           --           --          --
                               ------     ------        ------      ------          -----        -----       ------      ------
      TOTAL DISTRIBUTIONS       (0.74)     (0.79)        (0.68)      (0.69)         (0.68)       (0.16)       (0.76)      (0.95)
                               ------     ------        ------      ------          -----        -----       ------      ------

NET ASSET VALUE -
   END OF PERIOD               $ 7.32     $ 9.46        $ 7.31      $ 9.45         $ 7.31       $ 9.44       $ 7.32      $ 9.46
                               ======     ======        ======      ======         ======       ======       ======      ======

TOTAL RETURN                   (15.28)%     6.29%(b)    (15.94)%      8.92%(b)     (15.77)%      (0.40)%(b)  (15.08)%      4.59%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD
      (000'S OMITTED)            $505       $212          $359        $122           $173          $30       $7,121      $9,112

   RATIO OF EXPENSES TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees             1.92%      2.35%(a)      2.67%       3.10%(a)       2.67%        3.10%(a)     1.67%       2.10%(a)
      After expense
         reimbursements and
         waived fees             1.92%      2.35%(a)      2.67%       3.10%(a)       2.67%        3.10%(a)     1.67%       2.10%(a)

   RATIO OF NET INVESTMENT
      INCOME (LOSS) TO
      AVERAGE NET ASSETS:
      Before expense
         reimbursements and
         waived fees             9.01%     10.23%(a)      8.26%       9.48%(a)       8.26%        9.48%(a)     9.26%      10.48%(a)
      After expense
         reimbursements and
         waived fees             9.01%     10.23%(a)      8.26%       9.48%(a)       8.26%        9.48%(a)     9.26%      10.48%(a)

   PORTFOLIO TURNOVER RATE     231.10%    622.75%       231.10%     622.75%        231.10%      622.75%      231.10%     622.75%


(a) Annualized.
(b) Aggregate total return, not annualized.

    The accompanying notes are an integral part of the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                              LONG BOW SCIENCE
                                                             & TECHNOLOGY FUND
                                                             -----------------
                                                                   CLASS A
                                                                   -------
                                                                  FOR THE
                                                                PERIOD FROM
                                                              NOVEMBER 1, 2001
                                                                (COMMENCEMENT
                                                              OF OPERATIONS) TO
                                                               JUNE 30, 2002
                                                               -------------


NET ASSET VALUE, BEGINNING OF PERIOD                             $10.00
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                   (0.16)
   Net realized and unrealized gain on investments                (3.49)
                                                                 ------
      TOTAL FROM INVESTMENT OPERATIONS                            (3.65)
                                                                 ------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                             --
   Net realized capital gain                                         --
   Distribution in excess of net realized gain                       --
                                                                 ------
      TOTAL DISTRIBUTIONS                                            --
                                                                 ------
NET ASSET VALUE - END OF PERIOD                                  $ 6.35
                                                                 ======

TOTAL RETURN                                                     (36.50)%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD (000'S OMITTED)                       $235

   RATIO OF EXPENSES TO AVERAGE NET ASSETS:
      Before expense reimbursements and waived fees                3.59%(a)
      After expense reimbursements and waived fees                 2.94%(a)

   RATIO OF NET INVESTMENT INCOME (LOSS) TO
      AVERAGE NET ASSETS:
      Before expense reimbursements and waived fees               (3.24)%(a)
      After expense reimbursements and waived fees                (2.59)%(a)

   PORTFOLIO TURNOVER RATE                                        76.99%

(a) Annualized.
(b) Aggregate total return, not annualized.

                     See notes to the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                 CAPITAL OPPORTUNITIES FUND
                                                                ------------------------------------------------------------
                                                                    CLASS A               CLASS B               CLASS C
                                                                    -------               -------               -------
                                                                     FOR THE              FOR THE               FOR THE
                                                                   PERIOD FROM          PERIOD FROM           PERIOD FROM
                                                                JANUARY 31, 2002        MAY 2, 2002           MAY 2, 2002
                                                                 (COMMENCEMENT         (COMMENCEMENT         (COMMENCEMENT
                                                               OF OPERATIONS) TO     OF OPERATIONS) TO      OF OPERATIONS) TO
                                                                 JUNE 30, 2002         JUNE 30, 2002         JUNE 30, 2002
                                                                 -------------         -------------         -------------


NET ASSET VALUE, BEGINNING OF PERIOD                                $10.00                $10.01                 $10.01
                                                                    ------                ------                 ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                      (0.04)                (0.03)                 (0.03)
   Net realized and unrealized gain (loss) on investments            (0.53)                (0.48)                 (0.48)
                                                                    ------                ------                 ------
      TOTAL FROM INVESTMENT OPERATIONS                               (0.57)                (0.50)                 (0.50)
                                                                    ------                ------                 ------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                --                    --                     --
   Net realized capital gain                                            --                    --                     --
   Distribution in excess of net realized gain                          --                    --                     --
                                                                    ------                ------                 ------
      TOTAL DISTRIBUTIONS                                               --                    --                     --
                                                                    ------                ------                 ------

NET ASSET VALUE - END OF PERIOD                                     $ 9.43                $ 9.50                 $ 9.50
                                                                    ======                ======                 ======

TOTAL RETURN                                                         (5.70)%(b)            (5.10)%(b)             (5.10)%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD (000'S OMITTED)                        $2,044                  $374                 $2,108
   RATIO OF EXPENSES TO AVERAGE NET ASSETS:
      Before expense reimbursements and waived fees                   2.53%(a)              3.28%(a)               3.28%(a)
      After expense reimbursements and waived fees                    2.53%(a)              3.28%(a)               3.28%(a)

   RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
      Before expense reimbursements and waived fees                  (1.09)%(a)            (1.84)%(a)             (1.84)%(a)
      After expense reimbursements and waived fees                   (1.09)%(a)            (1.84)%(a)             (1.84)%(a)

   PORTFOLIO TURNOVER RATE                                          180.94%               180.94%                180.94%


(a) Annualized.
(b) Aggregate total return, not annualized.

                     See notes to the financial statements.

                            QUAKER INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                GEEWAX TERKER
                                                               CORE VALUE FUND
                                                               ---------------
                                                                   CLASS A
                                                                   -------
                                                                  FOR THE
                                                                 PERIOD FROM
                                                               MARCH 26, 2002
                                                                (COMMENCEMENT
                                                              OF OPERATIONS) TO
                                                               JUNE 30, 2002
                                                               -------------


NET ASSET VALUE, BEGINNING OF PERIOD                             $10.00
                                                                 ------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                   (0.03)
   Net realized and unrealized gain (loss) on investments         (0.68)
                                                                 ------
      TOTAL FROM INVESTMENT OPERATIONS                            (0.71)
                                                                 ------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                             --
   Net realized capital gain                                         --
   Distribution in excess of net realized gain                       --
                                                                 ------
      TOTAL DISTRIBUTIONS                                            --

                                                                 ------
NET ASSET VALUE - END OF PERIOD                                  $ 9.29
                                                                 ======

TOTAL RETURN                                                      (7.10)%(b)

RATIOS/SUPPLEMENTAL DATA

   NET ASSETS, END OF PERIOD (000'S OMITTED)                       $957

   RATIO OF EXPENSES TO AVERAGE NET ASSETS:
      Before expense reimbursements and waived fees                2.21%(a)
      After expense reimbursements and waived fees                 2.21%(a)

   RATIO OF NET INVESTMENT INCOME (LOSS) TO
      AVERAGE NET ASSETS:
      Before expense reimbursements and waived fees               (1.14)%(a)
      After expense reimbursements and waived fees                (1.14)%(a)

   PORTFOLIO TURNOVER RATE                                        19.31%

(a) Annualized.
(b) Aggregate total return, not annualized.

                     See notes to the financial statements.

                            QUAKER INVESTMENT TRUST
                       NOTES TO THE FINANCIAL STATEMENTS
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

   The Quaker Investment Trust (the "TRUST"), a diversified, open-end management investment company, was organized as a Massachusetts Business Trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Trust's amended and restated Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust has established ten series: the Quaker Core Equity Fund, the Quaker Aggressive Growth Fund, the Quaker Mid-Cap Value Fund, the Quaker Small-Cap Value Fund, the Quaker Small-Cap Growth Fund, the Quaker Fixed Income Fund, the Quaker High Yield Fund, the Quaker-Long Bow Science & Technology Fund, the Quaker Capital Opportunities Fund, and the Geewax Terker Core Value Fund (each a "FUND" and collectively, the "FUNDS"). The Investment objectives of each Fund are set forth below.

   The Quaker Core Equity Fund ("CORE EQUITY"), the Quaker Aggressive Growth Fund ("AGGRESSIVE GROWTH"), and the Quaker Small-Cap Value Fund ("SMALL-CAP VALUE") all commenced operations on November 25, 1996. The Quaker Mid-Cap Value Fund ("MID-CAP VALUE") commenced operations on January 6, 1998. The Quaker Small-Cap Growth Fund (the "SMALL-CAP GROWTH") commenced operations on September 18, 2000. The investment objective of these Funds is to provide shareholders with long-term capital growth by investing primarily in equity securities of domestic U.S. companies.

   The Quaker Fixed Income Fund ("FIXED INCOME") commenced operations on November 25, 1996. The investment objective of this Fund is to generate current income, preserve capital and maximize total returns through active management of investment grade fixed income securities.

   The Quaker High Yield Fund ("HIGH YIELD") commenced operations on July 6, 2000. The investment objective of this fund is to generate current income and maximize total returns through active management of non-investment grade fixed income securities.

   The Quaker-Long Bow Science & Technology Fund ("LONG BOW") commenced operations on November 1, 2001. The investment objective of this fund is to build shareholder wealth through the achievement of capital growth.

   The Quaker Capital Opportunities Fund ("CAPITAL OPPORTUNITIES") commenced operations on January 31, 2002. The investment objective of this fund is to build shareholder wealth through the achievement of capital growth.

   The Geewax Terker Core Value Fund ("CORE VALUE") commenced operations on March 26, 2002.The fund seeks to achieve long capital appreciation through the prudent investment of securities issued by companies considered by the Advisor to be "value" oriented companies.

   Prior to June 23, 2000, each existing Fund of the Trust offered only No-Load shares. As of June 23, 2000, the shareholders of all Funds except the Small-Cap Value and Fixed Income Funds approved the conversion of all existing No-Load shares to Class A shares. On August 7, 2000 and October 10, 2000, respectively, the Small-Cap Value and Fixed Income Funds' shareholders also approved the conversion of their No-Load shares to Class A shares. As a result of the conversion, each Fund currently offers four classes of shares; Class A shares with a front-end sales charge, Class B shares with an additional distribution and servicing fee and contingent deferred sales charge ("CDSC") that declines to zero over a period of years, Class C shares with an additional distribution and servicing fee and a CDSC of 1% for a period of thirteen months, and Institutional Class shares, with no front-end sales charges or CDSC's, but higher minimum investment limitations.

   A. SECURITY VALUATION. Each Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m. (3:00 p.m. for securities of the Fixed Income Fund), New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates fair market value.

   B. FEDERAL INCOME TAXES. No provision has been made for federal income taxes or personal holding company taxes since it is the policy of each Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and personal holding companies and to make sufficient distributions of taxable income to relieve it from substantially all federal income taxes.

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION -- (CONTINUED)

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily due to investments which have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund.

   C. INVESTMENT TRANSACTIONS. Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Discounts and premiums on debt securities are amortized to income over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

   The Aggressive Growth Fund makes short sales of investments, which are transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

   D. OPTION WRITING. The Aggressive Growth Fund writes options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   E. FOREIGN CURRENCY TRANSLATION. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

   Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

   Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of net investment income accrued on foreign securities and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the value of assets and liabilities other than portfolio securities, resulting from changes in exchange rates.

   F. MULTIPLE CLASS ALLOCATIONS. Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

   G. DISTRIBUTIONS TO SHAREHOLDERS. Except for the Fixed Income Fund and the High Yield Fund, which declare dividends monthly, each Fund generally declares dividends annually, payable in December, on a date selected by the Trust's Board of Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

   H. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 2 -- INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

   Quaker Funds, Inc. ("QFI") serves as Investment Advisor to each Fund. Pursuant to separate investment sub-advisory agreements, QFI has selected the following persons to serve as sub-advisors; Geewax, Terker & Co., Inc. for the Core Equity Fund, Small-Cap Growth Fund and Geewax Terker Core Value Fund, Aronson + Partners for the Small-Cap Value Fund, Schneider Capital Management, Inc. for the Mid-Cap Value Fund, ALM Advisors, Inc. for the Fixed Income Fund and the High Yield Fund, Long Bow Capital Management for the Long Bow Fund, and Knott Capital Management for the Capital Opportunities Fund to provide each Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

   As compensation for its services, QFI receives a fee, computed daily and paid monthly, based on an annual rate of 1.05%, 1.30%, 1.05%, 1.05%, 1.00%, 1.05%,
1.25%, and 1.05% for the Core Equity, Aggressive Growth, Mid-Cap Value, Small-Cap Growth, Fixed Income, High Yield, Long Bow Funds and Core Value, respectively. QFI receives a performance-based fee from the Small-Cap Value Fund. The fee is based on the Fund's performance as measured against the Russell 2000 Index. The base fee is 1.20%. It can reach as high as 1.80% and can be reduced as low as 0.60% of the average daily net assets. For the fiscal year ended June 30, 2002, the QFI received a fee of 1.80 %, which included the performance-based fee of 1.50% of the Fund's average daily net assets. QFI receives a performance-based fee from the Capital Opportunities Fund. The fee is based on the Fund's performance as measured against the S&P 500 Index. The base fee is 1.05%. It can reach as high as 1.55% and can be reduced as low as 0.6416% of the average daily net assets. For the fiscal year ended June 30, 2002, QFI received a fee of 1.05%, which included the performance-based fee amounted to 0.75% of the Fund's average daily net assets. QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of the Small-Cap Value Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A, 3.35% for Classes B and C, and 2.35% for Class I of the average net assets of each class, respectively. For the fiscal year ended June 30, 2002, QFI waived $28,855 of expenses for Small-Cap Value Fund.

   QFI pays each Sub-advisor a fee, computed daily and paid monthly, based on an annual rate of .75%, 1.00%, .75%, .75%, .70%, .75%, 1.00%, and .75% for the Core
Equity, Aggressive Growth, Mid-Cap Value, Small-Cap Growth, Fixed Income, High Yield, Long Bow Funds and Core Value, respectively. QFI pays the Sub-advisor for the Small-Cap Value Fund a performance-based fee, computed daily and paid quarterly. The fee is based on the Fund's performance as measured against the Russell 2000 Index. The base fee is 0.90%. It can reach as high as 1.50% and can be reduced as low as 0.30% of the average daily net assets. For the fiscal year ended June 30, 2002, the Sub-advisor received a fee of 1.50 %. QFI pays the Sub-advisor for the Capital Opportunities Fund a performance-based fee, computed daily and paid monthly. The fee is based on the Fund's performance as measured against the S&P 500 Index. The base fee is 0.75%. It can reach as high as 1.25% and can be reduced as low as 0.3416% of the average daily net assets. For the fiscal year ended June 30, 2002, the Sub-advisor received a fee of .75 %.

   Effective July 1, 2001 CITCO-Quaker Fund Services, Inc. (the "ADMINISTRATOR") (the "TRANSFER AGENT") replaced Declaration Service Company as the Administrator and Transfer Agent for the Trust. The Administrator provides administrative services to and is generally responsible for the overall management and day-to-day operations of each Fund pursuant to an accounting and administrative agreement with the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. As compensation for its services, the Administrator receives a fee at the annual rate of 0.40% of the aggregate of the Trust's first $100 million of average daily net assets, 0.30% of the next $100 million of average daily net assets, 0.25% of the next $100 million of average daily net assets, 0.20% of the next $200 million and 0.15% of the net assets in excess of $500 million.

   Quaker Securities, Inc. (the "DISTRIBUTOR") serves as principle underwriter for the Trust.

   The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 for each class for each Fund with the exception of Class I. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Funds average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Funds shareholders. The Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Funds shares, including personal services provided to prospective and existing shareholders. The Class B and C Plans provide that each Fund may compensate Quaker Funds, Inc. (the "QFI") and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% on a monthly basis.

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 2 -- INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS -- (CONTINUED)

   QFI has informed the Trust that for the fiscal year ended June 30, 2002 it received contingent deferred sales charges from certain redemptions of the Funds' Class B shares and Class C shares of $11,916 and $6,325, respectively. The respective shareholders pay such charges, which are not an expense of the Fund.

   For the fiscal year ended June 30, 2002, Core Equity, Aggressive Growth, Small-Cap Growth, Capital Opportunities, and Core Value Funds incurred $7,686, $2,124,251, $200, $36,206, and $1,260, respectively in brokerage commissions with the Distributor, an affiliate of the QFI, for portfolio transactions executed on behalf of the Funds.

   Certain Trustees and officers of the Trust are also officers of QFI, the Distributor or the Administrator.

NOTE 3 -- DEFERRED ORGANIZATION EXPENSES

   Expenses totaling $33,324 incurred in connection with its organization and the registration of its shares, which were originally paid by QFI, have been assumed by each Fund except the Mid-Cap Value Fund. The Mid-Cap Value Fund incurred $10,000 in connection with its organization and registration of shares and has assumed that amount.

   The organization expenses are being amortized using the straight-line method over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.

NOTE 4 -- PURCHASES AND SALES OF INVESTMENTS

   For the fiscal year ended June 30, 2002, aggregate purchases and sales of investment securities (excluding short-term investments) for each fund were as follows:

         FUND                         PURCHASES                      SALE
         ----                         ---------                      ----
         Core Equity.............   $ 19,881,008                $ 21,307,467
         Aggressive Growth.......    340,579,230                 252,848,042
         Mid-Cap Value...........     24,855,913                  14,089,469
         Small-Cap Value.........     20,591,844                  19,734,828
         Small-Cap Growth........      6,144,508                   5,893,720
         Fixed Income............     20,868,926                  14,494,529
         High Yield..............     18,513,814                  16,238,608
         Long Bow................        516,385                     176,949
         Capital Opportunities...      6,590,150                   2,555,969
         Core Value..............      1,175,733                     152,749

NOTE 5 -- OPTIONS WRITTEN

   A summary of option contracts written by the trust during the year is as follows:

QUAKER AGGRESSIVE GROWTH FUND                             CALL
                                               -------------------------
                                               NUMBER OF         OPTION
                                                OPTIONS         PREMIUMS
                                               ---------        --------

Options outstanding at beginning of year...          0        $        0
Options written ...........................      7,069         1,287,151
Options closed ............................     (2,594)         (506,880)
Options exercised .........................     (1,362)         (304,859)
Options expired ...........................       (800)         (200,905)
                                                ------        ----------
Options outstanding at end of year ........      2,313        $  274,507
                                                ======        ==========

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 5 -- OPTIONS WRITTEN -- (Continued)

   As of June 30, 2002, portfolio securities valued at $7,649,349 are subject to covered call options written by the trust.

   As of June 30, 2002, The Aggressive Growth Fund had cash of $3,319,479, which was held, at its custodian bank to cover the Fund's commitments under uncovered call option contracts written.

NOTE 6 -- TAX MATTERS

   The chart below indicates the capital loss carryovers for the funds at June 30, 2002.

   Under current income tax law, net capital losses realized after October 31 may be deferred and treated as recurring on the first day of the following fiscal year. The Funds elected to defer net capital losses as indicated in the chart below.


                                    CAPITAL LOSS CARRYOVERS
                                           EXPIRING
                        -------------------------------------------    DEFERRED FOR
FUND                         2009           2010           TOTAL       TAX PURPOSES
----                         ----           ----           -----       ------------
Core Equity .........      $283,177      $5,165,837     $5,448,954     $   949,555
Aggressive Growth ...       415,845       3,108,472      3,524,317      19,606,433
Small-Cap Growth ....            17         617,800        617,817          79,828
Fixed Income ........       237,671              --        237,671         250,136
High Yield ..........        66,162         408,182        474,344         900,091
Long Bow ............            --          18,822         18,822           1,250
Capital Opportunities            --             687            687          73,134

   For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at June 30, 2002 for each fund were as follows:


                                                                             NET
                                           GROSS            GROSS       APPRECIATION/
FUND                         COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
----                         ----       ------------    ------------    --------------
Core Equity .........   $ 14,401,587     $  560,826    $(1,503,235)    $  (942,409)
Aggressive Growth ...    157,246,154      3,333,981     (3,975,998)       (642,017)
Mid-Cap Value .......     19,577,038      2,146,889     (1,970,216)        176,673
Small-Cap Value .....     24,544,531      4,208,670     (2,180,887)      2,027,783
Small-Cap Growth ....      3,742,376        456,828       (361,046)         95,782
Fixed Income ........     13,891,389        430,610       (209,576)        221,034
High Yield ..........      9,342,928        106,556     (1,410,960)     (1,304,404)
Long Bow ............        355,920            192       (121,783)       (121,591)
Capital Opportunities      4,964,966        104,727       (221,183)       (116,456)
Core Value ..........      1,027,918         33,812       (104,648)        (70,836)

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002


NOTE 7 -- DISTRIBUTIONS TO SHAREHOLDERS

   Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

   The tax character of dividends and distributions paid during FYE 2002 were as follows:

                             AGGRESSIVE GROWTH                                   FIXED INCOME
   Distributions paid from:                          Distributions paid from:
      Ordinary income........    $260,388               Ordinary income..........  $814,060
                                 --------                                          --------
                                 $260,388                                          $814,060
                                 ========                                          ========

                               MID-CAP VALUE                                      HIGH YIELD
   Distributions paid from:                          Distributions paid from:
      Long-term capital gain     $315,563               Ordinary income.........   $827,182
                                 --------                                          --------
                                 $315,563                                          $827,182
                                 ========                                          ========


                              SMALL-CAP VALUE
   Distributions paid from:
      Ordinary income........  $  429,374
      Long-term capital gain.     777,339
                                  -------
                               $1,206,713
                               ==========

   At June 30, 2002, the distributable earnings on a tax basis were as follows:

                                CORE EQUITY                                      FIXED INCOME
   Undistributed loss........   $(6,398,509)         Undistributed loss.........  $(487,807)
   Unrealized depreciation...      (942,409)         Unrealized appreciation....    221,034
                                -----------                                       ---------
                                $(7,340,918)                                      $(266,773)
                                ===========                                       =========


                             AGGRESSIVE GROWTH                                    HIGH YIELD
   Undistributed loss........  $(23,130,750)         Undistributed loss......... $(1,374,435)
   Unrealized appreciation...       299,628          Unrealized depreciation....  (1,304,404)
                               ------------                                      -----------
                               $(22,831,122)                                     $(2,678,839)
                               ============                                      ===========


                               MID-CAP VALUE                                       LONG BOW
   Undistributed gain........     $469,230           Undistributed loss.........  $ (20,072)
   Unrealized appreciation...      176,673           Unrealized depreciation....   (121,591)
                                  --------                                        ---------
                                  $645,903                                        $(141,663)
                                  ========                                        =========


                              SMALL-CAP VALUE                               CAPITAL OPPORTUNITIES
   Undistributed gain........   $1,766,966           Undistributed loss.........  $ (73,821)
   Unrealized appreciation...    2,027,783           Unrealized depreciation....   (116,456)
                                ----------                                        ---------
                                $3,794,749                                        $(190,277)
                                ==========                                        =========


                           SMALL-CAP GROWTH                                       CORE VALUE
   Undistributed loss........ $(697,645)             Undistributed gain.........   $    632
   Unrealized appreciation...    95,782              Unrealized depreciation....    (70,836)
                              ---------                                            --------
                              $(601,863)                                           $(70,204)
                              =========                                            ========


                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 8 -- FUND SHARE TRANSACTIONS

   At June 30, 2002, there were an unlimited number of shares of beneficial interest with a $0.01 par value, authorized. The following table summarizes the activity in shares of each Fund:

CORE EQUITY FUND -- CLASS A

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold .....................................................     149,986       $ 1,682,614       1,517,760    $ 23,197,772
Shares issued to shareholders in reinvestment of distributions...          --                --          21,987         327,396
Shares redeemed .................................................    (172,706)       (1,923,302)     (1,917,604)    (31,290,845)
                                                                    ---------       -----------       ---------    ------------
Net increase (decrease) .........................................     (22,720)      $  (240,688)       (377,857)   $ (7,765,676)
                                                                                    ===========                    ============

Shares outstanding:
   Beginning of period ..........................................   1,112,683                         1,490,540
                                                                    ---------                         ---------
   End of period ................................................   1,089,963                         1,112,683
                                                                    =========                         =========


CORE EQUITY FUND -- CLASS B
                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................       1,120       $    11,989           9,029    $    117,566
Shares issued to shareholders in reinvestment of distributions...          --                --               2              37
Shares redeemed..................................................        (749)           (7,993)             --              --
                                                                    ---------       -----------       ---------    ------------
Net increase (decrease)..........................................         371       $     3,996           9,031    $    117,603
                                                                                    ===========                    ============

Shares outstanding:
   Beginning of period...........................................       9,031                                --
                                                                    ---------                         ---------
   End of period.................................................       9,402                             9,031
                                                                    =========                         =========

CORE EQUITY FUND -- CLASS C

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................       5,438       $    58,825          44,475    $    756,267
Shares issued to shareholders in reinvestment of distributions...          --                --             555           8,205
Shares redeemed..................................................      (6,897)          (73,703)           (728)         (9,121)
                                                                    ---------       -----------       ---------    ------------
Net increase (decrease)..........................................      (1,459)      $   (14,878)         44,302    $    755,351
                                                                                    ===========                    ============

Shares outstanding:
   Beginning of period...........................................      44,555                               253
                                                                    ---------                         ---------
   End of period.................................................      43,096                            44,555
                                                                    =========                         =========

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 8 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

CORE EQUITY FUND -- CLASS I

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      19,194       $   204,074         433,123    $  8,161,470
Shares issued to shareholders in reinvestment of distributions...          --                --           7,348         103,600
Shares redeemed..................................................    (117,941)       (1,220,395)        (81,163)     (1,319,578)
                                                                    ---------       -----------       ---------    ------------
Net increase (decrease)..........................................     (98,747)      $(1,016,321)        359,308    $  6,945,492
                                                                                    ===========                    ============

Shares outstanding:
   Beginning of period...........................................     359,308                                --
                                                                    ---------                         ---------
   End of period.................................................     260,561                           359,308
                                                                    =========                         =========

AGGRESSIVE GROWTH FUND -- CLASS A

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................   9,511,441      $166,787,919       3,429,391    $ 67,280,686
Shares issued to shareholders in reinvestment of distributions...      13,000           235,173         145,812       2,793,758
Shares redeemed..................................................  (3,015,019)      (52,210,556)       (932,948)    (19,348,173)
                                                                   ----------      ------------       ---------    ------------
Net increase (decrease)..........................................   6,509,422      $114,812,536       2,642,255    $ 50,726,271
                                                                                   ============                    ============

Shares outstanding:
   Beginning of period...........................................   3,457,950                           815,695
                                                                   ----------                         ---------
   End of period.................................................   9,967,372                         3,457,950
                                                                   ==========                         =========


AGGRESSIVE GROWTH FUND -- CLASS B

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................     526,396       $ 9,116,374         108,604    $  2,128,390
Shares issued to shareholders in reinvestment of distributions...         221             3,985           2,010          38,458
Shares redeemed..................................................     (64,118)       (1,105,460)         (2,174)        (41,919)
                                                                    ---------       -----------       ---------    ------------
Net increase (decrease)..........................................     462,499       $ 8,014,899         108,440    $  2,124,929
                                                                                    ===========                    ============

Shares outstanding:
   Beginning of period...........................................     108,440                                --
                                                                    ---------                         ---------
   End of period.................................................     570,939                           108,440
                                                                    =========                         =========

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 8 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

AGGRESSIVE GROWTH FUND -- CLASS C

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................     292,770        $5,049,623          79,070     $ 1,600,388
Shares issued to shareholders in reinvestment of distributions...         127             2,287           3,799          72,699
Shares redeemed..................................................     (32,690)         (557,712)         (3,870)        (73,487)
                                                                      -------        ----------       ---------     -----------
Net increase (decrease)..........................................     260,207        $4,494,198          78,999     $ 1,599,600
                                                                                     ==========                     ===========

Shares outstanding:
   Beginning of period...........................................      78,999                                --
                                                                      -------                         ---------
   End of period.................................................     339,206                            78,999
                                                                      =======                         =========


AGGRESSIVE GROWTH FUND -- CLASS I

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      82,269        $1,414,821         272,301     $ 6,270,839
Shares issued to shareholders in reinvestment of distributions...         686            12,433          35,076         671,700
Shares redeemed..................................................     (14,136)         (239,583)        (81,439)     (1,585,938)
                                                                      -------        ----------         -------     -----------
Net increase (decrease)..........................................      68,819        $1,187,671         225,938     $ 5,356,601
                                                                                     ==========                     ===========

Shares outstanding:
   Beginning of period...........................................     225,938                                --
                                                                      -------                           -------
   End of period.................................................     294,757                           225,938
                                                                      =======                           =======


MID-CAP VALUE FUND -- CLASS A

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................     387,208        $4,854,193         169,190     $ 1,805,551
Shares issued to shareholders in reinvestment of distributions...       4,211            49,019             673           7,145
Shares redeemed..................................................     (76,479)         (907,647)       (826,999)     (8,524,769)
                                                                      -------        ----------         -------     -----------
Net increase (decrease)..........................................     314,940        $3,995,565        (657,136)    $(6,712,073)
                                                                                     ==========                     ===========

Shares outstanding:
   Beginning of period...........................................     123,141                           780,277
                                                                      -------                           -------
   End of period.................................................     438,081                           123,141
                                                                      =======                           =======

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 8 -- FUND SHARE TRANSACTIONS -- (CONTINUED)


MID-CAP VALUE FUND -- CLASS B

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................     171,550        $2,152,125          45,697      $  503,942
Shares issued to shareholders in reinvestment of distributions...       2,109            24,490              --              --
Shares redeemed..................................................      (4,532)          (55,564)             --              --
                                                                      -------        ----------         -------      ----------
Net increase (decrease)..........................................     169,127        $2,121,051          45,697      $  503,942
                                                                                     ==========                      ==========

Shares outstanding:
   Beginning of period...........................................      45,697                                --
                                                                      -------                           -------
   End of period.................................................     214,824                            45,697
                                                                      =======                           =======


MID-CAP VALUE FUND -- CLASS C

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................     377,914        $4,558,373         138,297      $1,473,896
Shares issued to shareholders in reinvestment of distributions...       7,152            82,182             272           2,872
Shares redeemed..................................................     (44,478)         (537,257)         (3,826)        (41,439)
                                                                      -------        ----------         -------      ----------
Net increase (decrease)..........................................     340,588        $4,103,298         134,743      $1,435,329
                                                                                     ==========                      ==========

Shares outstanding:
   Beginning of period...........................................     134,743                                --
                                                                      -------                           -------
   End of period.................................................     475,331                           134,743
                                                                      =======                           =======


MID-CAP VALUE FUND -- CLASS I

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      94,379        $1,215,235         493,427      $5,135,764
Shares issued to shareholders in reinvestment of distributions...      13,569           159,159           2,939          31,327
Shares redeemed..................................................     (39,420)         (497,693)        (18,882)       (210,051)
                                                                      -------        ----------         -------      ----------
Net increase (decrease)..........................................      68,528        $  876,701         477,484      $4,957,040
                                                                                     ==========                      ==========

Shares outstanding:
   Beginning of period...........................................     477,484                                --
                                                                      -------                           -------
   End of period ................................................     546,012                           477,484
                                                                      =======                           =======

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 8 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

SMALL-CAP VALUE FUND -- CLASS A

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................     300,626       $ 4,541,523         294,241    $  4,191,405
Shares issued to shareholders in reinvestment of distributions...      17,534           246,525          14,704         210,714
Shares redeemed..................................................    (142,563)       (2,080,241)       (847,879)    (11,983,574)
                                                                      -------       -----------        --------    ------------
Net increase (decrease)..........................................     175,597       $ 2,707,807        (538,934)   $ (7,581,455)
                                                                                    ===========                    ============

Shares outstanding:
   Beginning of period...........................................     353,243                           892,177
                                                                      -------                          --------
   End of period ................................................     528,840                           353,243
                                                                      =======                          ========


SMALL-CAP VALUE FUND -- CLASS B

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      31,194        $  477,362           6,591     $    95,745
Shares issued to shareholders in reinvestment of distributions...         629             8,787              51             736
Shares redeemed..................................................      (1,829)          (26,488)             --              --
                                                                      -------        ----------         -------     -----------
Net increase (decrease)..........................................      29,994        $  459,661           6,642     $    96,481
                                                                                     ==========                     ===========

Shares outstanding:
   Beginning of period...........................................       6,642                                --
                                                                      -------                           -------
   End of period.................................................      36,636                             6,642
                                                                      =======                           =======


SMALL-CAP VALUE FUND -- CLASS C

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      48,629        $  734,965          17,510    $    247,035
Shares issued to shareholders in reinvestment of distributions...       1,226            16,754             390           5,484
Shares redeemed..................................................        (315)           (4,534)             --              --
                                                                      -------        ----------         -------    ------------
Net increase (decrease)..........................................      49,540        $  747,185          17,900    $    252,519
                                                                                     ==========                    ============

Shares outstanding:
   Beginning of period...........................................      17,900                                --
                                                                      -------                           -------
   End of period.................................................      67,440                            17,900
                                                                      =======                           =======

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 8 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

SMALL-CAP VALUE FUND -- CLASS I

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      43,536       $   663,899       1,197,430     $17,009,528
Shares issued to shareholders in reinvestment of distributions...      65,142           919,161          44,961         645,190
Shares redeemed..................................................    (202,191)       (2,988,442)        (19,664)       (284,768)
                                                                    ---------       -----------       ---------     -----------
Net increase (decrease)..........................................     (93,513)      $(1,405,382)      1,222,727     $17,369,950
                                                                                    ===========                     ===========

Shares outstanding:
   Beginning of period...........................................   1,222,727                                --
                                                                    ---------                         ---------
   End of period.................................................   1,129,214                         1,222,727
                                                                    =========                         =========


SMALL-CAP GROWTH FUND -- CLASS A

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      14,792       $   117,866           3,444     $    30,000
Shares issued to shareholders in reinvestment of distributions...          --                --              --              --
Shares redeemed..................................................         (74)             (640)             --              --
                                                                    ---------       -----------       ---------     -----------
Net increase (decrease)..........................................      14,718       $   117,226           3,444     $    30,000
                                                                                    ===========                     ===========

Shares outstanding:
   Beginning of period...........................................       3,444                                --
                                                                    ---------                         ---------
   End of period.................................................      18,162                             3,444
                                                                    =========                         =========


SMALL-CAP GROWTH FUND -- CLASS B

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................       1,938       $    15,525           3,078     $    24,500
Shares issued to shareholders in reinvestment of distributions...          --                --              --              --
Shares redeemed..................................................        (501)           (4,264)             --              --
                                                                    ---------       -----------       ---------     -----------
Net increase (decrease)..........................................       1,437       $    11,261           3,078     $    24,500
                                                                                    ===========                     ===========

Shares outstanding:
   Beginning of period...........................................       3,078                                --
                                                                    ---------                         ---------
   End of period.................................................       4,515                             3,078
                                                                    =========                         =========

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 8 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

SMALL-CAP GROWTH FUND -- CLASS C

                                                                           FOR THE YEAR
                                                                              ENDED
                                                                           JUNE 30, 2002
                                                                    ---------------------------
                                                                     SHARES            AMOUNT
                                                                     ------            ------
Shares sold......................................................       8,623       $    69,558
Shares issued to shareholders in reinvestment of distributions...          --                --
Shares redeemed..................................................          --                --
                                                                    ---------       -----------
Net increase (decrease)..........................................       8,623       $    69,558
                                                                                    ===========

Shares outstanding:
   Beginning of period...........................................          --
                                                                    ---------
   End of period.................................................       8,623
                                                                    =========


SMALL-CAP GROWTH FUND -- CLASS I

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      25,407       $   208,718         449,056     $ 4,188,243
Shares issued to shareholders in reinvestment of distributions...          --                --              --              --
Shares redeemed..................................................      (8,681)          (71,003)         (3,375)        (28,068)
                                                                    ---------       -----------         -------     -----------
Net increase (decrease)..........................................      16,726       $   137,715         445,681     $ 4,160,175
                                                                                    ===========                     ===========

Shares outstanding:
   Beginning of period...........................................     445,681                                --
                                                                    ---------                           -------
   End of period.................................................     462,407                           445,681
                                                                    =========                           =======


FIXED INCOME FUND -- CLASS A

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................     546,185       $ 5,584,240         152,674     $ 1,555,384
Shares issued to shareholders in reinvestment of distributions...      71,227           728,351          42,894         431,649
Shares redeemed..................................................    (340,033)       (3,467,095)       (246,644)     (2,482,144)
                                                                    ---------       -----------        --------     -----------
Net increase (decrease)..........................................     277,379       $ 2,845,496         (51,076)    $  (495,111)
                                                                                    ===========                     ===========

Shares outstanding:
   Beginning of period...........................................     794,134                           845,210
                                                                    ---------                          --------
   End of period.................................................   1,071,513                           794,134
                                                                    =========                          ========

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 8 -- FUND SHARE TRANSACTIONS -- (CONTINUED)


FIXED INCOME FUND -- CLASS B

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      72,494       $   738,545              97       $ 1,000
Shares issued to shareholders in reinvestment of distributions...       1,564            15,840               1            11
Shares redeemed..................................................      (3,062)          (31,133)             --            --
                                                                    ---------       -----------         -------       -------
Net increase (decrease)..........................................      70,996       $   723,252              98       $ 1,011
                                                                                    ===========                       =======

Shares outstanding:
   Beginning of period...........................................          98                                --
                                                                    ---------                           -------
   End of period.................................................      71,094                                98
                                                                    =========                           =======


FIXED INCOME FUND -- CLASS C

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................     121,457        $1,249,461           3,258        $33,248
Shares issued to shareholders in reinvestment of distributions...       2,950            30,009              58            596
Shares redeemed..................................................      (7,755)          (78,933)           (117)        (1,200)
                                                                      -------        ----------           -----        -------
Net increase (decrease)..........................................     116,652        $1,200,537           3,199        $32,644
                                                                                     ==========                        =======

Shares outstanding:
   Beginning of period...........................................       3,199                                --
                                                                      -------                             -----
   End of period.................................................     119,851                             3,199
                                                                      =======                             =====


FIXED INCOME FUND -- CLASS I

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      38,320       $   399,068           3,309        $33,919
Shares issued to shareholders in reinvestment of distributions...       1,096            11,328              45            457
Shares redeemed..................................................     (39,884)         (407,837)             --             --
                                                                      -------       -----------           -----        -------
Net increase (decrease)..........................................        (468)      $     2,559           3,354        $34,376
                                                                                    ===========                        =======

Shares outstanding:
   Beginning of period...........................................       3,354                                --
                                                                      -------                             -----
   End of period.................................................       2,886                             3,354
                                                                      =======                             =====

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 8 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

HIGH YIELD FUND -- CLASS A

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      55,344         $ 480,342          21,662        $205,988
Shares issued to shareholders in reinvestment of distributions...       3,384            27,012             794           7,498
Shares redeemed..................................................     (12,097)          (99,627)            (10)           (100)
                                                                      -------         ---------          ------        --------
Net increase (decrease)..........................................      46,631         $ 407,727          22,446        $213,386
                                                                                      =========                        ========

Shares outstanding:
   Beginning of period...........................................      22,446                                --
                                                                      -------                            ------
   End of period.................................................      69,077                            22,446
                                                                      =======                            ======


HIGH YIELD FUND -- CLASS B

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      47,843         $ 399,795          12,599       $120,000
Shares issued to shareholders in reinvestment of distributions...       1,688            13,545             353          3,284
Shares redeemed..................................................     (13,394)         (111,709)             --             --
                                                                      -------         ---------          ------       --------
Net increase (decrease)..........................................      36,137         $ 301,631          12,952       $123,284
                                                                                      =========                       ========

Shares outstanding:
   Beginning of period...........................................      12,952                                --
                                                                      -------                            ------
   End of period.................................................      49,089                            12,952
                                                                      =======                            ======


HIGH YIELD FUND -- CLASS C

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................      21,497         $ 171,578           3,131      $  30,000
Shares issued to shareholders in reinvestment of distributions...       1,001             7,904              35            339
Shares redeemed..................................................      (1,987)          (15,659)             --             --
                                                                      -------         ---------          ------       --------
Net increase (decrease)..........................................      20,511         $ 163,823           3,166      $  30,339
                                                                                      =========                       ========

Shares outstanding:
   Beginning of period...........................................       3,166                                --
                                                                      -------                            ------
   End of period.................................................      23,677                             3,166
                                                                      =======                            ======

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 8 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

HIGH YIELD FUND -- CLASS I

                                                                           FOR THE YEAR                     FOR THE YEAR
                                                                              ENDED                            ENDED
                                                                           JUNE 30, 2002                    JUNE 30, 2001
                                                                    ---------------------------      ---------------------------
                                                                     SHARES            AMOUNT           SHARES         AMOUNT
                                                                     ------            ------           ------         ------
Shares sold......................................................     178,154       $ 1,509,086         904,331      $8,867,723
Shares issued to shareholders in reinvestment of distributions...      93,960           760,689          83,575         785,926
Shares redeemed..................................................    (262,785)       (2,103,415)        (24,326)       (223,388)
                                                                      -------       -----------         -------      ----------
Net increase (decrease)..........................................       9,329       $   166,360         963,580      $9,430,261
                                                                                    ===========                      ==========

Shares outstanding:
   Beginning of period...........................................     963,580                                --
                                                                      -------                           -------
   End of period.................................................     972,909                           963,580
                                                                      =======                           =======


LONG BOW SCIENCE & TECHNOLOGY FUND -- CLASS A

                                                                           FOR THE YEAR
                                                                              ENDED
                                                                           JUNE 30, 2002
                                                                    ---------------------------
                                                                     SHARES            AMOUNT
                                                                     ------            ------
Shares sold......................................................      39,484       $  398,063
Shares issued to shareholders in reinvestment of distributions...          --               --
Shares redeemed..................................................      (2,495)         (16,481)
                                                                      -------       ----------
Net increase (decrease)..........................................      36,989       $  381,582
                                                                                    ==========

Shares outstanding:
   Beginning of period...........................................          --
                                                                      -------
   End of period.................................................      36,989
                                                                      =======


CAPITAL OPPORTUNITIES FUND -- CLASS A

                                                                           FOR THE YEAR
                                                                              ENDED
                                                                           JUNE 30, 2002
                                                                    ---------------------------
                                                                     SHARES            AMOUNT
                                                                     ------            ------
Shares sold......................................................     216,802       $ 2,164,832
Shares issued to shareholders in reinvestment of distributions             --                --
Shares redeemed..................................................          --                --
                                                                      -------       -----------
Net increase (decrease)..........................................     216,802       $ 2,164,832
                                                                                    ===========

Shares outstanding:
   Beginning of period...........................................          --
                                                                      -------
   End of period.................................................     216,802
                                                                      =======

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 8 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

CAPITAL OPPORTUNITIES FUND -- CLASS B

                                                                           FOR THE YEAR
                                                                              ENDED
                                                                           JUNE 30, 2002
                                                                    ---------------------------
                                                                     SHARES            AMOUNT
                                                                     ------            ------
Shares sold......................................................      39,375       $  392,404
Shares issued to shareholders in reinvestment of distributions...          --               --
Shares redeemed..................................................          --               --
                                                                      -------       ----------
Net increase (decrease)..........................................      39,375       $  392,404
                                                                                    ==========

Shares outstanding:
   Beginning of period...........................................          --
                                                                      -------
   End of period.................................................      39,375
                                                                      =======


CAPITAL OPPORTUNITIES FUND -- CLASS C

                                                                           FOR THE YEAR
                                                                              ENDED
                                                                           JUNE 30, 2002
                                                                    ---------------------------
                                                                     SHARES            AMOUNT
                                                                     ------            ------
Shares sold......................................................     223,888       $2,186,996
Shares issued to shareholders in reinvestment of distributions...          --               --
Shares redeemed..................................................      (2,000)         (19,200)
                                                                      -------       ----------
Net increase (decrease)..........................................     221,888       $2,167,796
                                                                                    ==========

Shares outstanding:
   Beginning of period...........................................          --
                                                                      -------
   End of period.................................................     221,888
                                                                      =======


GEEWAX TERKER CORE VALUE FUND

                                                                           FOR THE YEAR
                                                                              ENDED
                                                                           JUNE 30, 2002
                                                                    ---------------------------
                                                                     SHARES            AMOUNT
                                                                     ------            ------
Shares sold......................................................     103,040       $1,030,000
Shares issued to shareholders in reinvestment of distributions...          --               --
Shares redeemed..................................................          --               --
                                                                      -------       ----------
Net increase (decrease)..........................................     103,040       $1,030,000
                                                                                    ==========

Shares outstanding:
   Beginning of period...........................................          --
                                                                      -------
   End of period.................................................     103,040
                                                                      =======

                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 9 -- TRUSTEE INFORMATION




--------------------------------------------------------------------------------------------------------------------------------

                                                                                                   FUNDS IN         OTHER
                          POSITION(S)     TERM OF OFFICE                                            TRUST       DIRECTORSHIPS
NAME, ADDRESS &            HELD WITH       & LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN         HELD
DATE OF BIRTH              THE TRUST      TIME SERVED(1)            DURING PAST 5 YEARS           BY TRUSTEE      BY TRUSTEE

--------------------------------------------------------------------------------------------------------------------------------
MR. JEFFRY H. KING, SR.  Interested     Since Nov., 1996  Chairman of the Board of Directors of       Ten       Director &
                         Trustee,                         Quaker Securities, Inc., 1288 Valley                  Co-Chairman,
                         Chairman of                      Forge Road, Suite 75, Valley Forge, PA                Citco-Quaker
1288 Valley Forge        the Board of                     19482, an institutional broker/dealer                 Fund Services,
Road, Suite 75, Valley   Trustees                         firm, since 2002. President & CEO of                  Inc., Director &
Forge, PA 19482                                           Quaker Securities, Inc. from 1990 to                  Chairman,
                                                          2002. Chairman of the Board of                        Quaker Funds,
(12-06-42)                                                Directors of Quaker Funds, Inc., 1288                 Inc., Director
                                                          Valley Forge Road, Suite 71, Valley                   and
                                                          Forge, PA 19482, currently Fund                       Co-Chairman,
                                                          Manager to the Quaker Family of                       Quaker
                                                          Funds, since 1996. Co-Chairman of the                 Securities, Inc.
                                                          Board of Citco-Quaker Fund Services,
                                                          Inc., 1288 Valley Forge Road, Suite 88,
                                                          Valley Forge, PA 19482, transfer agent
                                                          to the Trust, since May, 2001.
--------------------------------------------------------------------------------------------------------------------------------
MS. LAURIE KEYES         Interested     Since Nov., 1996  Chief Financial Officer of Quaker           Ten       None
                         Trustee,                         Funds, Inc., currently Fund Manager to
1288 Valley Forge        Secretary                        the Quaker Family of Funds, since 1996.
Road, Suite 75, Valley
Forge, PA 19482

(12-10-49)
--------------------------------------------------------------------------------------------------------------------------------
MR. EVERETT T. KEECH     Trustee,       Since Nov., 1996  Chairman-Executive Committee,               Ten       Director,
                         Vice                             Technology Development Corp.,                         Technology
One Tower Bridge,        Chairman of                      Norristown, PA, a technology                          Development
Suite 501, West          the Board,                       development and manufacturing firm,                   Corp.; Director,
Conshohocken, PA         President,                       since 1997; President, Quaker                         Advanced
19428                    Treasurer                        Investment Trust since January 2002;                  Training
                                                          Lecturer, University of Pennsylvania                  Systems
(02-23-40)                                                since 1988.                                           International,
                                                                                                                Inc.; Director,
                                                                                                                Phoenix Data
                                                                                                                Systems, Inc.
--------------------------------------------------------------------------------------------------------------------------------


                                     86




                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 9 -- TRUSTEE INFORMATION -- (CONTINUED)


--------------------------------------------------------------------------------------------------------------------------------

                                                                                                   FUNDS IN         OTHER
                          POSITION(S)     TERM OF OFFICE                                            TRUST       DIRECTORSHIPS
NAME, ADDRESS &            HELD WITH       & LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN         HELD
DATE OF BIRTH              THE TRUST      TIME SERVED(1)            DURING PAST 5 YEARS           BY TRUSTEE      BY TRUSTEE

--------------------------------------------------------------------------------------------------------------------------------

MR. KEVIN J. MAILEY      Interested     Since Feb., 2002  Principal of Quaker Funds, Inc. since       Ten        Director,
                         Trustee                          May, 2000. Elected president of Quaker                 Quaker
1288 Valley Forge                                         Funds, Inc. in September, 2001.                        Funds, Inc.
Road, Suite 71, Valley                                    Marketing Director of Meridian
Forge, PA 19482                                           Investments from October, 1997 to June,
                                                          1999. Principal and Marketing Director
(09-06-52)                                                of the William Penn Funds from
                                                          December, 1989 to June, 1997. Graduate
                                                          of the University of Notre Dame.
--------------------------------------------------------------------------------------------------------------------------------

MR. LOUIS P.             Independent    Since Nov., 1996  President, Ashley Development Company,      Ten        None
PEKTOR, III              Trustee                          559 Main Street, Suite 300, Bethlehem,
                                                          PA 18018, a commercial real estate
559 Main Street, Suite                                    development company, since 1989.
300, Bethlehem, PA                                        Previously, Executive Vice President, Wall
18018                                                     Street Mergers & Acquisitions, Allentown,
                                                          PA. Graduate of Moravian College with
(01-18-51)                                                BA and Lehigh University with a MBA in
                                                          Business Management.
--------------------------------------------------------------------------------------------------------------------------------

MR. MARK S. SINGEL       Independent    Since Feb., 2002  Managing Director, Public Affairs           Ten        Director,
                         Trustee                          Management, 305 North Front Street                     GoInternet
305 North Front Street,                                   Harrisburg, PA 17108, a political                      Corp.,
Harrisburg, PA 17108                                      consulting firm, since 1999. President                 Philadelphia,
                                                          and CEO of Singel Associates, 1995-                    PA, Trustee,
(09-12-53)                                                1999. Formerly Lieutenant Governor                     St. Francis
                                                          and Acting Governor of the                             University
                                                          Commonwealth of Pennsylvania; also
                                                          served as a State Senator for
                                                          Pennsylvania and Chairman of the
                                                          Pennsylvania Democratic Party.
--------------------------------------------------------------------------------------------------------------------------------


                                     87





                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 9 -- TRUSTEE INFORMATION -- (CONTINUED)


--------------------------------------------------------------------------------------------------------------------------------

                                                                                                   FUNDS IN         OTHER
                          POSITION(S)     TERM OF OFFICE                                            TRUST       DIRECTORSHIPS
NAME, ADDRESS &            HELD WITH       & LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN         HELD
DATE OF BIRTH              THE TRUST      TIME SERVED(1)            DURING PAST 5 YEARS           BY TRUSTEE      BY TRUSTEE

--------------------------------------------------------------------------------------------------------------------------------

AMBASSADOR ADRIAN        Independent    Since Feb., 2002. President of Eisenhower Fellowships         Ten        Governor of the
A. BASORA (RET.)         Trustee                          ("EF"), Philadelphia, PA, since 1996.                  Philadelphia
                                                          EF's mission is to enhance progress and                Stock Exchange
256 South 16th Street,                                    mutual understanding through linkages
Philadelphia, PA                                          among leaders in key fields throughout
19102, since 1996                                         the world. Previously served as U.S.
                                                          Ambassador to the Czech Republic from
(07-18-38)                                                1992 through 1995. Served as National
                                                          Security Council Director for European
                                                          Affairs at the White House from 1989 to
                                                          1991. Ambassador Basora's affiliations
                                                          include the Council on Foreign
                                                          Relations, the Foreign Policy Research
                                                          Institute and the Foundation for a Civil
                                                          Society. Ambassador Basora holds an
                                                          MPA degree from Princeton University
                                                          and undergraduate degrees from the
                                                          Institut d'Etudes Politiques in Paris and
                                                          from Fordham University.
--------------------------------------------------------------------------------------------------------------------------------

MR. G. MICHAEL MARA      Independent    Since Feb., 2002. Managing Director, Millennium Bank,         Ten        Director,
                         Trustee                          Malvern, PA, since 2000. Previously                    Penn Street
30 Valley Stream                                          principal, Vanguard Fiduciary TrustInc.                Funds, Inc.
Parkway, Malvern, PA                                      Company, The Vanguard Group, Valley
19355                                                     Forge, PA, from 1997 to 1999. District
                                                          Manager and Senior Vice President,
(05-05-55)                                                Merrill Lynch Trust Company, 1995 to
                                                          1997. Served in various increasingly
                                                          responsible roles within Merrill Lynch
                                                          from 1986 to 1997. Mr. Mara also
                                                          served in the U.S. Army Intelligence and
                                                          Security Command in Augsburg,
                                                          Germany from 1976-1980. Mr. Mara
                                                          holds an MBA in management from The
                                                          American University, Washington, DC
                                                          and a BA in Business Communications
                                                          from Emerson College, Boston, MA
--------------------------------------------------------------------------------------------------------------------------------


                                     88




                            QUAKER INVESTMENT TRUST
                NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)
                                 JUNE 30, 2002
--------------------------------------------------------------------------------

NOTE 9 -- TRUSTEE INFORMATION -- (CONTINUED)


--------------------------------------------------------------------------------------------------------------------------------

                                                                                                   FUNDS IN         OTHER
                          POSITION(S)     TERM OF OFFICE                                            TRUST       DIRECTORSHIPS
NAME, ADDRESS &            HELD WITH       & LENGTH OF            PRINCIPAL OCCUPATION(S)          OVERSEEN         HELD
DATE OF BIRTH              THE TRUST      TIME SERVED(1)            DURING PAST 5 YEARS           BY TRUSTEE      BY TRUSTEE

--------------------------------------------------------------------------------------------------------------------------------

MR. JAMES R. BRINTON     Independent    Each Trustee      Principal and Senior Insurance Broker       Ten        None
                         Trustee        serves for an     for Robert J. McAllister Agency, Inc.,
123 West Lancaster                      indefinite period 123 West Lancaster Avenue,
Avenue, Wayne PA                        of time.          Wayne, PA  19087, a commercial
19087                                   Mr. Brinton is    insurance brokerage firm, since 1979.
                                        standing for      Mr. Brinton holds a BA in business from
(07-03-54)                              election for the  Marietta College and licenses as a property
                                        first time.       and casualty broker and life, accident
                                                          and health agent.
--------------------------------------------------------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT



To the Shareholders and Board of Trustees of The Quaker Investment Trust
Valley Forge, Pennsylvania

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Quaker Investment Trust (comprising, respectively, Geewax Terker Core Value Fund, Quaker Aggressive Growth Fund, Quaker Capital Opportunities Fund, Quaker Core Equity Fund, Quaker Fixed Income Fund, Quaker High Yield Fund, Quaker-Horizon Dow 30 Plus Fund, Quaker-Long Bow Science & Technology Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Growth Fund and Quaker Small-Cap Value Fund) as of June 30, 2002, and the related statements of operations for the year then ended and changes in net assets, and the financial highlights for each of the respective periods from commencement of operations to June 30, 2002. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Quaker Investment Trust, as of June 30, 2002, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the periods from commencement of operations to June 30, 2002, in conformity with U.S. generally accepted accounting principles.

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
August 9, 2002

                         THE QUAKER[REGISTERED] FUNDS

                                800 O 220 O 8888
                           HTTP://WWW.QUAKERFUNDS.COM

                                                                     QFAR 062002